SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(A) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

POSITRON CORPORATION
_____________________________________
(Name of Registrant as Specified in Its Charter)
_________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies: N/A

(2)	Aggregate number of securities to which transaction applies: N/A

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4)	Proposed maximum aggregate value of transaction: N/A

(5)	Total fee paid: N/A

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid: N/A

(2)	Form, Schedule or Registration Statement No.: N/A

(3)	Filing Party: N/A

(4)	Date Filed: N/A

April 10, 2006

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of shareholders of Positron Corporation, which will be held at the Company's headquarters located at 1304 Langham Creek Drive, Suite 300, Houston, Texas 77084, on Thursday, May 18, 2006, at 10:00 a.m.

Your vote is important. Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Instructions in the proxy card or voting instruction form will tell you how to vote. The proxy statement explains more about proxy voting. Please read it carefully.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company.

Sincerely,
Patrick G. Rooney
Chairman of the Board

1304 Langham Creek Drive, Suite 300
Houston, Texas 77084

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON May 18, 2006

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Positron Corporation, a Texas corporation (the "Company"), will be held on Thursday, May 18, 2006, at 10:00 a.m., local time, at the Company's headquarters located at 1304 Langham Creek Drive, Suite 300, Houston, Texas 77084 for the following purposes:

1.	To elect five (5) directors to hold office for a term ending in 2007 and until their successors are elected.

2.	To approve a proposal to amend and restate our Articles of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 to 800,000,000.

3.	To approve the Positron Corporation Amended and Restated 2005 Stock Incentive Plan.

4.	To ratify the appointment of Ham, Langston & Brezina, L.L.P. as the Company's independent auditors for the fiscal year ending December 31, 2006.

5.	To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only shareholders of record at the close of business on March 29, 2006 are entitled to notice of and to vote at the meeting and at any continuation or adjournment thereof.

FOR THE BOARD OF DIRECTORS

Patrick G. Rooney
Chairman
Houston, Texas
April 10, 2006

POSITRON CORPORATION

1304 Langham Creek Drive, Suite 300
Houston, Texas 77084

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

Why am I receiving these materials?

This Proxy Statement and the enclosed Annual Report are being sent to all shareholders of record as of the close of business on March 29, 2006 for delivery beginning April 18, 2006 in connection with the solicitation of proxies on behalf of the Board of Directors for use at the Annual Meeting of Shareholders on May 18, 2006.

Who can attend the Annual Meeting?

Only shareholders of the Company as of the record date, March 29, 2006, their authorized representatives and guests of the Company will be able to attend the Annual Meeting. At the record date, 78,285,202 shares of the Company's Common Stock, $0.01 par value, 464,319 shares of the Company's Series A Preferred Stock, $1.00 par value and 770,000 shares of the Company's Series C Preferred Stock, $1.00 par value were issued and outstanding.

Who is entitled to vote?

All holders of record of the Company's Common Stock, Series A Preferred Stock and Series C Preferred Stock at the close of business on March 29, 2006 will be entitled to vote at the 2006 Annual Meeting.

How do I vote?

You can vote either in person at the Annual Meeting or by proxy without attending the Annual Meeting. We urge you to vote by proxy even if you plan to attend the Annual Meeting so that we will know as soon as possible that enough votes will be present for us to hold the meeting. If you attend the meeting in person, you may vote at the meeting and your previously delivered proxy will not be counted.

Please follow the instructions on your proxy card or voting instruction form. To vote by proxy you must fill out the enclosed proxy card, or if you hold your shares in "street name," voter instruction form, sign it, and mail it in the enclosed postage-paid envelope. If you hold your shares in "street name," please refer to the information forwarded by your bank, broker or other holder of record to see which options are available to you.

How do I specify how I want my shares voted?

If you are a registered shareholder, you can specify how you want your shares voted on each proposal by marking the appropriate boxes on the proxy card. Please review the voting instructions on the proxy card and read the entire text of the proposals and the positions of the Board of Directors in the Proxy Statement prior to marking your vote.

If your proxy card is signed and returned without specifying a vote or an abstention on a proposal, it will be voted according to the recommendation of the Board of Directors or Audit Committee on that proposal. That recommendation is shown for each proposal on the proxy card.

How do I vote if I am a beneficial shareholder?

If you are a beneficial shareholder, you have the right to direct your broker or nominee on how to vote the shares. You should complete a voting instruction form which your broker or nominee is obligated to provide you. If you wish to vote in person at the meeting, you must first obtain from the record holder a legal proxy issued in your name.

What items will be voted upon at the Annual Meeting?

At the Annual Meeting, the following items will be voted upon:

(i) the election of five (5) directors;

(ii) the amendment and restatement of the Company's Articles of Incorporation to increase the number of shares of Common Stock authorized from 100,000,000 to 800,000,000 shares;

(iii) the adoption of the Positron Corporation Amended and Restated 2005 Stock Incentive Plan; and

(iv) the ratification of the appointment of Ham, Langston & Brezina, L.L.P. as independent auditors for the fiscal year ending December 31, 2006.

The Board of Directors of Positron knows of no other matters that may be brought before the meeting. However, if any other matters are properly presented for action, it is the intention of the named proxies to vote on them according to their best judgment.

What are the Board of Directors and Audit Committee voting recommendations?

For the reasons set forth in more detail later in the Proxy Statement, the Board of Directors recommends a vote FOR the election of directors, a vote FOR the amendment and restatement of the Company's Articles of Incorporation, a vote FOR the adoption of the Positron Corporation Amended and Restated 2005 Stock Incentive Plan, and the Company's Audit Committee recommends a vote FOR the ratification of the appointment of Ham, Langston & Brezina, L.L.P. as independent accountants for 2006.

How many votes are needed to approve the proposals?

A plurality of the votes cast at the meeting is required to elect directors. The affirmative vote of two-thirds (2/3) of the shares outstanding and entitled to vote and the affirmative vote of two-thirds (2/3) of the shares of Common Stock that is outstanding and entitled to vote is required for the approval of the Amended and Restated Articles of Incorporation of the Company. The affirmative vote of a majority of the votes cast is required for approval of the Positron Corporation Amended and Restated 2005 Stock Incentive Plan. The affirmative vote of a majority of the shares present in person or by proxy is required for ratification of the appointment of Ham, Langston & Brezina, L.L.P. as independent auditors for 2006.

How are the votes counted?

Each share of Common Stock is entitled to one vote.

Each share of Series A Preferred Stock is entitled to that number of votes equal to the number of shares of Common Stock (including fractional shares) into which such shares of Series A Preferred Stock are convertible. As a result, each share of Preferred Stock will be entitled to 5.29 votes.

Each share of Series C Preferred Stock is entitled to 130 votes.

In accordance with the laws of the State of Texas and the Company's Articles of Incorporation and bylaws,

(i)
for the election of directors, which requires a plurality of the votes cast in person or by proxy, only proxies and ballots indicating votes "FOR all nominees," "WITHHELD for all nominees" or specifying that votes be withheld for one or more designated nominees are counted to determine the total number of votes cast; abstentions and broker non-votes are not counted; and

(ii)
for the adoption of all proposals which require the majority or two-thirds of the votes cast in person or by proxy, only proxies and ballots indicating votes "FOR," "AGAINST" or "ABSTAIN" on the proposals or providing the designated proxies with the right to vote in their judgment and discretion on the proposals are counted to determine the number of shares present and entitled to vote; however, abstentions and broker non-votes have the effect of a negative vote.

How can I revoke my Proxy?

You may revoke your proxy at any time before it is voted at the meeting by taking one of the following three actions: (i) by giving timely written notice of the revocation to the Secretary of the Company; (ii) by executing and delivering a proxy with a later date; or (iii) by voting in person at the meeting.

How do I designate my proxy?

If you wish to give your proxy to someone other than Patrick G. Rooney or Joseph G. Oliverio, you may do so by crossing out their names appearing on the proxy card and inserting the name of another person. The person you have designated on the proxy card must present the signed card at the meeting.

Who counts the votes?

Tabulation of proxies and the votes cast at the meeting is conducted by an independent agent and certified to by an independent inspector of election.

What is "householding"?

We have adopted a procedure called "householding", which has been approved by the Securities and Exchange Commission. Under this procedure, a single copy of the annual report and proxy statement will be sent to any household at which two or more shareholders reside if they appear to be members of the same family, unless one of the shareholders at that address notifies us that they wish to receive individual copies. This procedure reduces our printing costs and fees.

You do not need to do anything in order to participate in the householding program. If we do not receive instructions to the contrary within 60 days after the mailing of this notice, you will be deemed to have consented to the receipt of only one set of our future shareholder mailings by your household. Your consent will be perpetual unless you withhold it or revoke it. Also, you may have already consented to householding through a prior mailing.

If you wish to continue to receive separate annual reports, proxy statements, prospectuses and other disclosure documents for each account in your household, you must withhold your consent to our householding program by checking the appropriate box on the enclosed proxy card and returning it in the enclosed postage-prepaid envelope. Even if you vote by telephone or internet, the enclosed proxy card must be returned and marked appropriately to withhold your consent to householding.

How do I revoke my consent to the householding program?

Even if you do not withhold your consent to the householding program at this time, you may always revoke your consent at a future date. You may revoke your consent by contacting ADP, either by calling toll free at (800) 542-1061, or by writing to ADP, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717. You will be removed from the householding program within 30 days of receipt of your revocation of your consent.

A number of brokerage firms have instituted householding. If you hold your shares in "street name," please contact your bank, broker or other holder of record to request information about householding.

Allowing us to household annual meeting materials will help us save on the cost of printing and distributing these materials.

Who will pay for the costs involved in the solicitation of proxies?

The Company will bear the cost of soliciting proxies. The Company will also reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile or personal solicitation by directors, officers or regular employees of the Company. No additional compensation will be paid to such persons for such services.

What is the deadline for submitting shareholder proposals for the 2007 Annual Meeting?

Any of our eligible shareholders who wish to submit a proposal for action at our next Annual Meeting of shareholders and desires that such proposal be considered for inclusion in our proxy statement and form of proxy relating to such meeting must provide a written copy of the proposal to us at our principal executive offices not later than December 19, 2006, and must otherwise comply with the rules of the Securities and Exchange Commission relating to shareholder proposals.

The proxy or proxies designated by us will have discretionary authority to vote on any matter properly presented by an eligible shareholder for action at our next Annual Meeting of shareholders, but not submitted for inclusion in the proxy materials for such meeting unless notice of the matter is received by us at our principal executive office not later than March 4, 2007 and certain other conditions of the applicable rules of the Securities and Exchange Commission are satisfied. Shareholders proposals should be addressed to our Secretary at 1304 Langham Creek Drive, Suite 300, Houston, Texas 77084.

SECURITY OWNERSHIP OF DIRECTORS, OFFICERS AND
CERTAIN BENEFICIAL OWNERS

The following tables, based in part upon information supplied by officers, directors and principal shareholders, set forth certain information regarding the beneficial ownership of the Company's voting securities by (i) all those known by the Company to be beneficial owners of more than 5% of the Company's voting securities; (ii) each director (iii) the Company's Chief Executive Officer and the four other highest paid executive officers (the "Named Executive Officers"); and (iv) the directors and executive officers as a group.

Security Ownership of Certain Beneficial Owners(a)
Name and Address of Beneficial Owner	Number of Shares of Common Stock		% of Outstanding Common Stock(b)(c)
IMAGIN Diagnostic Centres, Inc.	87,749,000(d	)	59.7%
Positron Acquisition Corp.	70,400,000(e	)	48.7%
Solaris Opportunity Fund, L.P.	22,375,000(f	)	22.7%
Gary H. Brooks	8,050,000(g	)	9.4%

(a)
Security ownership information for beneficial owners is taken from statements filed with the Securities and Exchange Commission pursuant to Sections 13(d), 13(g) and 16(a) and information made known to the Company.

(b)	Based on 78,285,202 shares of Common Stock outstanding on March 29, 2006.

(c)
The percentage of outstanding Common Stock assumes full conversion of the 10% secured convertible notes into Common Stock and is based on the Company's outstanding shares of Common Stock as of March 29, 2006.

(d)
Includes 18,974,000 shares owned directly, 24,200,000 shares issuable upon the conversion of 10% secured convertible notes into Series E Preferred Stock, which is in turn convertible into Common Stock, 40,000,000 shares issuable upon conversion of 10% secured convertible notes, and 4,575,000 shares that may be acquired pursuant to warrants that are or will become exercisable within 60 days of March 29, 2006. The address for IMAGIN is 5160 Yonge Street, Suite 300, Toronto, Ontario, M2N 6L9.

(e)
Includes 4,026,000 shares owned directly, 38,500,000 shares issuable upon conversion of Series C Preferred Stock and 27,874,000 shares issuable upon conversion of 10% secured convertible notes into Series D Preferred Stock, which is in turn convertible into Common Stock. The address for Positron Acquisition Corp. is 104 W. Chestnut Street #315, Hinsdale, Illinois 60521.

(f)
Includes 2,300,000 shares owned directly and 20,000,000 shares issuable upon the conversion of 10% secured convertible notes into Series F Preferred Stock, which is in turn convertible into Common Stock. Also includes 75,000 shares that may be acquired by Mr. Patrick G. Rooney pursuant to options that are or will become exercisable within 60 days of March 29, 2006. Mr. Rooney, Chairman of the Board of the Company, is the managing director of the manager of Solaris Opportunity Fund, L.P. and disclaims beneficial ownership of the shares held by Solaris, except to the extent of his proportionate partnership interest therein. The address for Solaris is 700 Commerce Drive, Oak Brook, Illinois 60523.

(g)
Includes 550,000 shares owned directly and 7,500,000 shares that may be acquired pursuant to warrants that are or will become exercisable within 60 days of March 29, 2006. Mr. Brooks resigned as officer and director of the Company on September 29, 2005. The address for Mr. Brooks is c/o Positron Corporation, 1304 Langham Creek Drive, Suite 300, Houston, Texas 77084.

Name and Address of Beneficial Owner	Number of Shares of Series A Preferred	% of Outstanding Series A Preferred Stock(a)
Fleet Securities 26 Broadway, NY, NY 10004	51,032	11.0%

Anthony J. Cantone 675 Line Road, Aberdeen, NJ 07747	50,000	10.8%

Jamscor, Inc. 170 Bloor St. W., #804 Toronto, Ontario, Canada M5S 179	50,000	10.8%

Morgan Instruments, Inc. 4382 Glendale - Milford Rd. Cincinnati, OH 45242	41,666	9.0%

John H. Wilson 6309 Desco Dr., Dallas, TX 75225	33,333	7.2%

(a)	Based on 464,319 Series A Preferred Shares outstanding on March 29, 2006.

Name and Address of Beneficial Owner	Number of Shares of Series C Preferred	% of Outstanding Series C Preferred Stock(a)
Positron Acquisition Corp. 104 W. Chestnut Street #315, Hinsdale, Illinois 60521	770,000	100%

(b)	Based on 770,000 Series C Preferred Shares outstanding on March 29, 2006.

Security Ownership of Directors, Director Nominees and Executive Officers
Title of Class	Name of Beneficial Owner	Beneficial Ownership (aa)		Percent of Class(bb)(cc)
Common	Patrick G. Rooney	22,375,000	(dd)	22.2%
Common	Joseph G. Oliverio	2,000,000	(ee)	2.5%
Common	Corey N. Conn	--		--
Common	Griffith L. Miller	69,992	(ff)	*
Common	Sachio Okamura	150,000	(gg)	*
Common	Dr. Anthony C. Nicholls	50,000	(hh)	*
Common	J. David Wilson	--		--
Common	All Directors and Executive Officers as a Group	24,644,992		23.9%

*     Does not exceed 1% of the referenced class of securities.

(aa)	Ownership is direct unless indicated otherwise.

(bb)	Calculation based on 78,285,202 shares of Common Stock outstanding as of March 29, 2006.

(cc)
The percentage of outstanding Common Stock assumes full conversion of the 10% secured convertible notes into Common Stock and is based on the Company's outstanding shares of Common Stock as of March 29, 2006.

(dd)
Includes 75,000 shares that may be acquired by Mr. Rooney pursuant to stock options that are or will become exercisable within 60 days of March 29, 2006. Also includes the following shares owned by Solaris Opportunity Fund, L.P.: 2,300,000 shares owned directly and 20,000,000 shares issuable upon the conversion of 10% secured convertible notes into Series F Preferred Stock, which is in turn convertible into Common Stock. Mr. Rooney is the managing director of the manager of Solaris Opportunity Fund, L.P. and disclaims beneficial ownership of the shares held by Solaris, except to the extent of his proportionate partnership interest therein.

(ee)	Includes 2,000,000 shares that may be acquired pursuant to stock options that are or will become exercisable within 60 days of March 29, 2006.

(ff)	Includes 69,992 shares that may be acquired pursuant to options that are or will be exercisable within 60 days of March 29, 2006.

(gg)	Includes 150,000 shares that may be acquired pursuant to stock options that are or will become exercisable within 60 days of March 29, 2006.

(hh)	Includes 50,000 shares that may be acquired pursuant to options that are or will be exercisable within 60 days of March 29, 2006.

The address for all officers and directors of the Company is 1304 Langham Creek Drive, Suite 300, Houston Texas, 77084.

PROPOSAL 1
ELECTION OF DIRECTORS

Our business, property and affairs are managed under the direction of our Board of Directors. Members of our Board are kept informed of our business through discussions with our Chairman and Chief Executive Officer and other officers, by reviewing materials provided to them, by visiting our offices, and by participating in meetings of the Board and its committees.

Our directors are elected annually. Our bylaws provide that the number of our directors will be determined by the Board of Directors but shall not be less than one. The shareholders will elect five directors for the coming year, three of the nominees presently serve as directors.

Nominees

Five directors are to be elected to the Board at the Annual Meeting, each to serve until the Annual Meeting of shareholders to be held in 2007 and until his successor has been elected and qualified, or until his earlier death, resignation or removal. Three of the nominees are currently directors of the Company. Messrs. Oliverio and Wilson do not currently serve as directors, but have been nominated to serve as such by the incumbent directors.

Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. However, if any nominee unexpectedly is unavailable for election, these shares will be voted for the election of a substitute nominee proposed by management. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them as will ensure the election of as many of the nominees listed below as possible, and in such event the specific nominees to be voted for will be determined by the proxy holders. In any event, the proxy holders cannot vote for more than five duly nominated persons. If a quorum is present and voting, the five nominees receiving the highest number of votes will be elected to the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
VOTING "FOR" THE NOMINEES SET FORTH BELOW

The following table sets forth the nominees to be elected at the Annual Meeting and, for each director whose term of office will extend beyond the Annual Meeting, the year such nominee or director was first elected a director, the positions currently held by the nominee and each director with the Company.

Name	Position with the Company	Director Since
Patrick G. Rooney	Chairman of the Board	2004
Sachio Okamura	Director	2001
Dr. Anthony C. Nicholls	Director	2005
Joseph G. Oliverio	President and Director Nominee	--
J. David Wilson	Director Nominee	--

Directors and Executive Officers

The following table sets forth for each director of the Company the current executive officers of the Company and the director nominee, their ages and present positions with the Company:
Name	Age	Position with the Company
Patrick G. Rooney	43	Chairman of the Board
Joseph G. Oliverio	36	President and Director Nominee
Corey N. Conn	43	CFO and EVP Operations
Griffith L. Miller	41	EVP Software and Information Technologies
Sachio Okamura	54	Director
Dr. Anthony (Tony) C. Nicholls	57	Director
J. David Wilson	48	Director Nominee

Each of the nominees, directors and named current executive officers of the Company has been engaged in the principal occupations set forth below during the past five (5) years.

Patrick G. Rooney. Mr. Rooney has served as Chairman of the Company since July 26, 2004. Since March 2003, Mr. Rooney has been the Managing Director of Solaris Opportunity Fund L.P., an investing/trading hedge fund. Through years 1985-2000, Patrick G. Rooney and/or Rooney Trading was a member of The Chicago Board of Options Exchange, The Chicago Board of Trade and the The Chicago Mercantile Exchange. In September 1998 through March 2003, Mr. Rooney managed Digital Age Ventures, Ltd., a venture capital investment company. Mr. Rooney attended Wagner College of New York from 1980 through 1984.

Joseph G. Oliverio. Mr. Oliverio has served as President of the Company since December 27, 2005. Prior to becoming President of the Company, Mr. Oliverio was the Chief Operating Officer of Michael E. Merhige, M.D., LLC, a well known coronary disease reversal and prevention center. Mr. Oliverio earned an MBA from the University of Phoenix and a BS in Nuclear Medicine Technology from State University of New York at Buffalo, and is a certified nuclear medicine technologist. Mr. Oliverio has performed more than 13,000 combined heart and cancer PET scans using Positron devices and brings to the Company a valuable combination of business, clinical and technical skill sets. Mr. Oliverio has been involved with the Company in various capacities since 1995. Mr. Oliverio has also joined the Board of Directors of Neusoft-Positron Medical Systems Co., Ltd., a joint venture with Neusoft Medical Systems of China that will manufacture the Company's PET and PET/CT products.

Corey N. Conn. Mr. Conn was appointed by the Board of Directors to serve as Chief Financial Officer and Executive Vice President of Operations in Operations. Mr. Conn brings over 15 years of experience in developing and managing information services companies. Mr. Conn currently is President of Imagin Molecular Corporation, a holding company whose focus is developing and acquiring equity positions in companies associated with Medical Imaging. Mr. Conn was Vice President of Business Development at iXL, an e-business and e-transformations services provider from 1995 - 1999 and also served as Managing Director of Virtual Partnerships, LLC, a business development and business strategy consulting firm from 1999 - 2004.

Griffith L. Miller. Mr. Miller is the Company's Executive Vice President of Software and Information Technologies. Mr. Miller served as the Company's President, Chief Operating Officer and Chief Financial Officer from September 2005 to October 2005. Mr. Miller joined the Company as Manager of Information Technology in September of 1999 and was promoted to Director of Software Engineering and Information Technology in October of 2004. Mr. Miller has 8 years of industry experience. In addition, he has over 3 years of direct management experience in software/IT. Mr. Miller received a BS in Mathematics from The University of Texas at Austin, TX in 1987.

Sachio Okamura. Mr. Okamura has served as a director since his appointment to the Board of the Company on April 1, 2001. Mr. Okamura has performed bio-medical consulting services for Okamura Associates, Inc. from 1993 through the present date. These consulting services have included regulatory, distribution, licensing, joint venture, investment, merger and acquisition activities involving businesses in the United States and Japan. Mr. Okamura was in charge of bio-medical business development for various offices of Mitsubishi Corporation from 1978 through 1993. Mr. Okamura received a BS in Biochemistry in 1975 from the University of California, Davis and a Master of International Business from the American Graduate School of International Management in 1978.

Dr. Anthony (Tony) C. Nicholls. Dr. Nicholls was nominated for election to the Board of Directors by the vote of the Board of Directors. Dr. Nicholls is currently CEO of L3Technology Ltd in England, a company formed to commercialize patented medical technology developed in UK government research laboratories. Additionally, he is Chairman of the Alpha Omega Hospital Management Trust Ltd (London, UK) which undertakes the construction and management of cancer treatment "Centres of Excellence" and a Director of European Diagnostics plc (London UK) a company developing products for patient point-of-care testing. Until 2002, Dr Nicholls was Chairman and CEO of FAS Medical Ltd, a company primarily involved in the management of central venous catheterization complications. Prior to working with FAS Medical Ltd., Dr. Nicholls was the Head of Microbiology and Immunology at the Midhurst Medical Research Institute in the UK. Dr. Nicholls is a graduate of the University of Birmingham School of Medical Sciences and has a Ph.D. in Immunology.

J. David Wilson. Mr. Wilson was appointed as the Company's Chief Executive Officer on October 27, 2005 and resigned in April 2006. He is a cancer survivor, dedicated PET and radiopharmaceutical executive, and founder, Chief Executive Officer and President of Quantum Molecular Pharmaceutical, Inc. From 2003 through 2005, Mr. Wilson founded and served as President of CI Pharma Inc., a radiopharmaceutical company formed to cater to a new vertical market for cancer staging and diagnosis drugs. From 2002 to 2003, Mr. Wilson founded and served as the Vice President of Sales of Careimaging Corp., a nuclear medicine imaging company that brought Positron Emission Tomography for private clinical cancer diagnosis and staging to Ontario, Canada. Mr. Wilson received a BA in Economics from York University in 1981.

CORPORATE GOVERNANCE

The Company operates within a comprehensive plan of corporate governance for the purpose of defining responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. In July 2002, Congress passed the Sarbanes-Oxley Act of 2002, which, among other things, establishes, or provides the basis for, a number of new corporate governance standards and disclosure requirements. The Company regularly monitors developments in the area of corporate governance.

Board of Directors

The Board of Directors consists of directors who are elected by the Company's shareholders, and is the ultimate decision-making body of the Company except with respect to those matters reserved to the shareholders. The Board of Directors acts as an advisor and counselor to senior management and ultimately monitors its performance. These functions of the Board of Directors are fulfilled by the presence of directors who have a substantive knowledge of the Company's business.

Meeting Attendance

The Board of Directors met one time during the fiscal year ended December 31, 2005 and acted by written consent six times. Each director attended at least 75% of the aggregate number of meetings of the Board or its committees upon which he served that were held during the respective periods in which he was a director. While the Company encourages all members of the Board to attend the Annual Meeting, there is no formal policy as to their attendance at each of the Annual Meetings of Shareholders. The 2005 Annual Meeting of shareholders was attended by two directors.

Shareholder Communications

Shareholders may communicate in writing with the Chairman of the Board or the non-management members of the Board as a group by mail addressed to the Secretary of the Company at the following address: 1304 Langham Creek Drive, Suite 300, Houston, Texas 77084. The Secretary will review all correspondence sent to the attention of the non-management directors and regularly forward to the Board a summary of such correspondence. Copies of all correspondence that, in the opinion of the Secretary, deals with the functions of the Board or committees thereof or that he otherwise determines requires their attention will also be forwarded to the Board.

Codes of Ethics

The Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, and a Code of Ethics for our Chief Executive Officer and senior financial officers. Copies of these codes of ethics were filed with the Company's Annual Report on Form 10-KSB on March 31, 2005. Copies will be provided without charge upon request made to the Company's Secretary at 1304 Langham Creek Drive, Suite 300, Houston, Texas 77084.

Committees of the Board of Directors

The full Board, with the exception of directors who are also officers of the Company, serves as the Audit and Compensation Committees. The Board has adopted charters for the Audit and Compensation Committees. The Amended and Restated Audit Committee Charter and the Compensation Committee Charter are attached as Appendices A and B, respectively, to the Company's definitive proxy statement filed in connection with its 2005 Annual Meeting of Shareholders.

Audit Committee

The full Board, with the exception of directors who are also officers of the Company, serves as the Audit Committee for the Company. The Board has determined that Mr. Okamura and Dr. Nicholls are independent within the meaning established under NASDAQ Marketplace Rule 4200(a)(15). The Board has determined that none of the members of the Audit Committee is an "audit committee financial expert" as defined in Item 401(h) of Regulation S-K. The Company is in the process of recruiting additional directors.

The Audit Committee's function is to provide oversight of: the integrity of the Company's financial statements; the Company's compliance with legal and regulatory requirements; the independent auditors' qualifications and independence; and the performance of the Company's internal audit function and independent auditors. The Audit Committee is solely responsible for the appointment, compensation and oversight of the independent auditors, and, if deemed necessary, the termination of the independent auditors. The Audit Committee met five times during fiscal year 2005. The Audit Committee's authority and duties and obligations are more particularly described in the Audit Committee's amended and restated charter adopted by the Board on April 30, 2005.

In 2005, the Audit Committee adopted a formal policy concerning approval of audit and non-audit services to be provided to the Company by its independent auditor, Ham, Langston & Brezina, L.L.P. The policy requires that all services to be provided by Ham, Langston & Brezina, L.L.P., including audit services and permitted audit-related and non-audit services, must be pre-approved by the Audit Committee. The Audit Committee pre-approved all audit and non-audit services provided by Ham, Langston & Brezina, L.L.P. during fiscal year 2005.

Compensation Committee

The full Board serves as the Compensation Committee of the Company. The Board has determined that Mr. Okamura and Dr. Nicholls are independent within the meaning established under NASDAQ Marketplace Rule 4200(a)(15). The Compensation Committee met five times during fiscal year 2005. The Compensation Committee of the Board of Directors reviews and approves the compensation and benefits of all executive officers of the Company, including the Chief Executive Officer, administers the Company's stock option plans, and establishes and reviews general policies relating to the compensation and benefits of the Company's employees.

Compensation Committee Interlocks and Insider Participation

The Company is not aware of any Compensation Committee interlocks.

Nominating Committee

The Company does not have a standing nominating committee. Due to the small size of its Board, the Company does not foresee the need to establish a separate nominating committee. The full Board is responsible for evaluating and recommending individuals for election or reelection to the Board, including those recommendations submitted by shareholders. Currently, the independent directors of the Board (within the meaning of NASD Marketplace Rules) are Mr. Okamura and Dr. Nicholls.

It is the Company's policy that candidates for director possess the highest personal and professional integrity, have demonstrated exceptional ability and judgment, and have skills and expertise appropriate for the Company and serving the long-term interest of the Company's shareholders. The Company's process for identifying and evaluating nominees is as follows: (1) in the case of incumbent directors whose terms of office are set to expire, the independent directors review such directors' overall service to the Company during their term, including the number of meetings attended, level or participation, quality of performance, and any related party transactions with the Company during the applicable time period; and (2) in the case of new director candidates, the committee first conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The independent directors meet to discuss and consider such candidates' qualifications, including relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a "financial expert"). The full Board then selects a candidate for nomination by majority vote. In seeking potential nominees, the Board uses a network of contacts to compile a list of potential candidates, but may also engage, if deemed appropriate, a professional search firm. To date, the Company has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates, nor has the Board rejected a timely director nominee from a shareholder(s) holding more than 5% of the Company's voting stock.

The Board will consider director candidates recommended by shareholders provided the shareholders follow the procedures set forth below and in the Company's bylaws. The Board does not intend to alter the manner in which they evaluate candidates, including the criteria set forth above, based on whether the candidate was recommended by a shareholder or otherwise.

Shareholders who wish to recommend individuals for election to the Board may do so by submitting a written recommendation to the Board in accordance with the procedures set forth above in this proxy statement under the heading "What is the Deadline for Submitting Shareholder Proposals for the 2007 Annual Meeting?" For nominees for election to the Board proposed by shareholders to be considered, the following information concerning each nominee must be timely submitted in accordance with the required procedures: (1) the nominee's name, age, business address, residence address, principal occupation or employment, the class and number of shares of the Company's capital stock the nominee beneficially owns and any other information relating to the nominee that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934 and rules and regulations thereunder; and (2) as to the shareholder proposing such nominee, that shareholder's name and address, the class and number of shares of the Company's capital stock the shareholder beneficially owns, a description of all arrangements and understandings between the shareholder and the nominee or any other person (including their names) pursuant to which the nomination is made, a representation that the shareholder is a holder of record of the Company's stock entitled to vote at the meeting and that the shareholder intends to appear in person or by proxy at the Annual Meeting to nominate the person named in its notice, and any other information relating to the shareholder that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Securities Exchange Act and the rules and regulations thereunder. The notice must also be accompanied by a written consent of the proposed nominee to being named as a nominee and to serve as a director if elected.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table shows certain compensation information for each of the Named Executive Officers. Compensation data is shown for the years ended December 31, 2003, 2004 and 2005. This information includes the dollar value of base salaries, bonus awards, the number of stock options granted, and certain other compensation, if any, whether paid or deferred.
		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Year	Salary(a)	Bonus	Other Annual Compensation	Restricted Stock Awards	Options/ SARs	LTIP Payouts	All Other Compensation (b)
Patrick G. Rooney	2005	--	--	--	--	--	--	$10,000
Chairman of the Board

Joseph G. Oliverio	2005	--	--	--	--	7,500,000	--	$10,000
President

J. David Wilson	2005	--	--	--	--	--	--	--
Chief Executive Officer(b)

Corey N. Conn	2005	$25,000	--	--	--	--	--	--
CFO and EVP Operations

Gary H. Brooks (c)	2005	$190,000	--	--	--	--	--	$111,500
President, CEO, CFO	2004	$223,000	--	--	--	--	--	--
and Secretary	2003	$265,000	--	--	--	500,000	--	$1,851

Griffith L. Miller II (d)	2005	$105,000	--	--	--	--	--	--
President, COO and CFO	2004	$94,000	--	--	--	--	--	--
	2003	$93,000	--	--	--	--	--	--

David S. Yeh (e)	2005	$130,000	--	--	--	--	--	--
Executive V.P. Sales &	2004	$119,000	--	--	--	--	--	--
Marketing

(a)	Amounts shown include cash compensation earned with respect to the year shown above.
(b)	Mr. Wilson resigned as the Company's CEO in April 2006.
(c)
Compensation for Mr. Brooks in 2003 includes regular compensation of $223,000 and $42,000 of vacation pay. Compensation Mr. Brooks in 2005 includes regular compensation of $167,000 and $23,000 of vacation pay through September 29, 2005. All other compensation for Mr. Brooks includes a $111,500 severance obligation.

(d)	Mr. Miller was appointed an officer of the Company in September, 2005. Compensation for Mr. Miller in 2005 includes regular compensation of $97,500 and $7,500 of vacation pay.
(e)	Mr. Yeh served as an officer of the Company from July 2004 through July 2005.

Employment Agreements

Effective December 27, 2005, the Company entered into an employment agreement with Joseph G. Oliverio, President of the Company. Under the Agreement, Mr. Oliverio receives an initial base salary of $100,000 per annum which increases to $150,000 per annum on March 1, 2006. Mr. Oliverio also received an option grant exercisable for 7,500,000 shares of Common Stock at an exercise price of $0.05 per share. On the date of grant of the option 2,000,000 shares vested, with an additional 2,000,000 shares vesting on December 27, 2006 and the remainder vesting on December 27, 2007. Mr. Oliverio is entitled to 6 months severance upon a termination "without cause".

On September 29, 2005, the Company entered into a separation agreement with Gary Brooks, its former president and chief executive officer. Under the agreement, the Company agreed to pay Mr. Brooks six months severance equal to $111,500 and extend the expiration date of options and warrants held by Mr. Brooks.

Option Grants in Last Fiscal Year

The following table sets forth certain information with respect to stock options granted to each of the Named Executive Officers during the fiscal year ended December 31, 2005.

Name	Number of Shares Underlying Options Granted (1)	% of Total Options Granted to Employees in Fiscal Year	Exercise Price Per Share	Expiration Date
Joseph G. Oliverio	7,500,000	100%	$0.05	12/27/10

(1)	All options were granted under the Company's Amended & Restated 2005 Stock Incentive Plan and have exercise prices equal to the fair market value on the grant date.

Equity Compensation Plan Information

The following table summarizes share and exercise information about the Company's equity compensation plans as of December 31, 2005.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities included in 1st column)
Equity Compensation Plans Approved by Security Holders (1)	1,250,000	$0.05	4,421,500	(3)
Equity Compensation Plans Not Approved by Security Holders (2)	7,500,000	$0.05	37,500,000
TOTAL	8,750,000		41,921,500

(1)
Consists of the 1999 Employee Stock Option Plan, the 1999 Non-Employee Directors' Stock Option Plan, the 1999 Stock Bonus Incentive Plan, and the 1999 Employee Stock Purchase Plan, each as amended to date.

(2)	Consists of the 2006 Stock Incentive Plan and the 2005 Stock Incentive Plan, as amended to date.
(3)
Includes 2,987,500 shares available for issuance under the 1999 Stock Option Plan, 250,000 shares available for issuance under the 1999 Non-Employee Directors' Plan, 684,000 shares available for issuance under the 1999 Stock Bonus Incentive Plan, and 500,000 shares available under the 1999 Employee Stock Purchase Plan.

SUMMARY OF EQUITY COMPENSATION PLANS

Equity-Based Compensation

Key Employee Incentive Compensation.

The Company has an incentive compensation plan for certain key employees and its Chairman. The incentive compensation plan provides for annual bonus payments based upon achievement of certain corporate objectives as determined by the Company's Compensation Committee, subject to the approval of the Board of Directors. During 2005, the Company did not pay any bonus pursuant to the incentive compensation plan.

1999 Employee Stock Option Plan

Positron's Board administers the 1999 Employee Stock Option Plan ("1999 Plan"), which was adopted by the Board effective June 15, 1999. The 1999 Plan provides for the grant of options to officers, employees (including employee directors) and consultants. The administrator is authorized to determine the terms of each option granted under the plan, including the number of shares, exercise price, term and exercisability. Options granted under the plan may be incentive stock options or nonqualified stock options. The exercise price of incentive stock options may not be less than 100% of the fair market value of the Common Stock as of the date of grant (110% of the fair market value in the case of an optionee who owns more than 10% of the total combined voting power of all classes of the Company's capital stock). Options may not be exercised more than ten years after the date of grant (five years in the case of 10% shareholders). Upon termination of employment for any reason other than death or disability, each option may be exercised for a period of 90 days, to the extent it is exercisable on the date of termination. In the case of a termination due to death or disability, an option will remain exercisable for a period of one year, to the extent it is exercisable on the date of termination. The Board has authorized up to an aggregate of 4,000,000 shares of Common Stock for issuance under the 1999 Plan. As of December 31, 2005, a total of 5,467,500 options have been granted under the 1999 Plan, of which 1,000,000 are outstanding, of which 800,625 are vested. As of December 31, 2005, no options remain outstanding under the Company's 1994 Stock Option Plan, which was terminated effective October 6, 1999.

Non-Employee Directors' Stock Option Plan

The 1999 Non-Employee Directors' Stock Option Plan ("Directors' Plan") provides for the automatic grant of an option to purchase 25,000 shares of Common Stock to non-employee directors upon their election or appointment to the Board, and subsequent annual grants also in the amount of 25,000 shares of Common Stock. The exercise price of the options is 85% of the fair market value of the Common Stock on the date of grant. The Directors' Plan is administered by the Board. Options granted under the Directors' Plan become exercisable in one of two ways: either in four equal annual installments, commencing on the first anniversary of the date of grant, or immediately but subject to the Company's right to repurchase, which repurchase right lapses in four equal annual installments, commencing on the first anniversary of the date of grant. To the extent that an option is not exercisable on the date that a director ceases to be a director of the Company, the unexercisable portion terminates. The Board has authorized up to an aggregate of 500,000 shares of Common Stock for issuance under the Directors' Plan. As of December 31, 2005, a total of 525,000 fully vested options have been granted and 250,000 remain outstanding under the Directors' Plan.

1999 Stock Bonus Incentive Plan

In October 1999, the Board adopted an Employee Stock Bonus Incentive Plan, which provides for the grant of bonus shares to any Company employee or consultant to recognize exceptional service and performance beyond the service recognized by the employee's salary or consultant's fee. The Board has authorized up to an aggregate of 1,000,000 shares of Common Stock for issuance as bonus awards under the Stock Bonus Plan. The Stock Bonus Plan is currently administered by the Board. Each grant of bonus shares is in an amount determined by the Board, up to a maximum of the participant's salary. The shares become exercisable according to a schedule to be established by the Board at the time of grant. As of December 31, 2005, 316,000 shares of Common Stock have been granted under the 1999 Stock Bonus Incentive Plan.

1999 Employee Stock Purchase Plan

The Company's 1999 Employee Stock Purchase Plan ("Purchase Plan") was adopted by the Board of Directors and approved by the shareholders in 1999. A total of 500,000 shares of Common Stock have been reserved for issuance under the Purchase Plan, none of which has yet been issued. The Purchase Plan permits eligible employees to purchase Common Stock at a discount through payroll deductions during offering periods of up to 27 months. Offering periods generally will begin on the first trading day of a calendar quarter. The initial offering period began on January 1, 2000. The price at which stock is purchased under the Purchase Plan will be equal to 85% of the fair market value of Common Stock on the first or last day of the offering period, whichever is lower. No shares have been issued under the Purchase Plan at December 31, 2005.

Amended and Restated 2005 Stock Incentive Plan

Positron's Board administers the Amended and Restated 2005 Stock Incentive Plan ("2005 Plan"), which was adopted by the Board effective November 18, 2005. The 2005 Plan provides for the grant of options and stock to directors, officers, employees and consultants. The administrator is authorized to determine the terms of each award granted under the plan, including the number of shares, exercise price, term and exercisability. Options granted under the plan may be incentive stock options or nonqualified stock options. The exercise price of incentive stock options may not be less than 100% of the fair market value of the Common Stock as of the date of grant (110% of the fair market value in the case of an optionee who owns more than 10% of the total combined voting power of all classes of the Company's capital stock). Options may not be exercised more than ten years after the date of grant (five years in the case of 10% shareholders). Upon termination of employment for any reason other than death or disability, each option may be exercised for a period of 90 days, to the extent it is exercisable on the date of termination. In the case of a termination due to death or disability, an option will remain exercisable for a period of one year, to the extent it is exercisable on the date of termination. The 2005 Plan is being submitted to the Company's shareholders for their approval at the Annual Meeting of Shareholders. A total of 40,000,000 shares of Common Stock have been authorized for issuance under the 2005 Plan. As of December 31, 2005, a total of 7,500,000 options have been granted under the 2005 Plan, none of which have been exercised, and of which 5,500,000 are subject to vesting and 2,000,000 are fully vested.

2006 Stock Incentive Plan

Positron's Board administers the 2006 Stock Incentive Plan ("2006 Plan"), which was adopted by the Board effective April 10, 2006. The 2006 Plan provides for the direct issuance of stock and grants of nonqualified stock options to directors, officers, employees and consultants. The administrator is authorized to determine the terms of each award granted under the plan, including the number of shares, exercise price, term and exercisability. Stock and options may be granted for services rendered or to be rendered. Options may not be exercised more than ten years after the date of grant. Upon termination of employment for any reason other than death or disability, each option may be exercised for a period of 90 days, to the extent it is exercisable on the date of termination. In the case of a termination due to death or disability, an option will remain exercisable for a period of one year, to the extent it is exercisable on the date of termination. A total of 5,000,000 shares of Common Stock have been authorized for issuance under the 2006 Plan. As of April 10, 2006, no shares or options have been granted under the 2006 Plan.

401(k) Savings Plan

The Company has a 401(k) Retirement Plan and Trust (the "401(k) Plan") which became effective as of January 1, 1989. Employees of the Company who have completed one-quarter year of service and have attained age 21 are eligible to participate in the 401(k) Plan. Subject to certain statutory limitations, a participant may elect to have his or her compensation reduced by up to 20% and have the Company contribute such amounts to the 401(k) Plan on his or her behalf ("Deferral Contributions"). The Company makes contributions in an amount equal to 25% of the participant's Deferral Contributions up to 6% of his/her compensation ("Employer Contributions"). Additionally, the Company may make such additional contributions, as it shall determine each year in its discretion. All Deferral and Employer Contributions made on behalf of a participant are allocated to his/her individual accounts and such participant is permitted to direct the investment of such accounts.

A participant is fully vested in the current value of that portion of his/her accounts attributable to Deferral Contributions. A participant's interest in that portion of his/her accounts attributable to Employer Contributions is generally fully vested after five years of employment. Distributions under the 401(k) Plan are made upon termination of employment, retirement, disability and death. In addition, participants may make withdrawals in the event of severe hardship or after the participant attains age fifty-nine and one-half. The 401(k) Plan is intended to qualify under Section 401 of the Internal Revenue Code of 1986, so that contributions made under the 401(k) Plan, and income earned on contributions, are not taxable to participants until withdrawal from the 401(k) Plan.

The Company did not make any contributions to the 401(k) Plan on behalf of employees in the year ended December 31, 2005.

Policy with Respect to $1 Million Deduction Limit

It is the Company's policy, where practical, to avail itself of all proper deductions under the Internal Revenue Code. Amendments to the Internal Revenue in 1993, limit, in certain circumstances, the deductibility of compensation in excess of $1 million paid to each of the five highest paid executives in one year. The total compensation of the executive officers did not exceed this deduction limitation in fiscal year 2004 or 2005.

Compensation of Directors

Directors who are also employees of the Company receive no fees for services provided in that capacity, but are reimbursed for out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors and its committees.

Non-Employee Director Compensation

Beginning January 22, 1999 through current date, non-employee directors were not separately compensated for their services on the Board although they continued to be reimbursed for their reasonable expenses associated with attending board and committee meetings.

Historically, each non-employee director was eligible to receive an initial option to purchase 25,000 shares of Common Stock under the Company's 1999 Non-Employee Directors' Stock Option Plan upon their election or appointment to the Board. The exercise price is equal to 85% of the fair market value of the Common Stock on the date of grant. In addition, so long as the Plan is in effect and there are shares available for grant, each director in service on January 1 of each year (provided the director has served continuously for at least the preceding 30 days) is eligible to receive an option to purchase 25,000 shares of Common Stock at an exercise price equal to 85% of the fair market value of the Common Stock on the date of grant. Initial options as well as annual options granted under the Plan are subject to one or two schedules, either vesting over four years or vesting fully on the date of grant. In the latter event, the Common Stock acquired upon exercise of such options are subject to a right of repurchase in favor of the Company which lapses in four equal annual installments, beginning on the first anniversary of the date of grant. The Company anticipates, subject to shareholder approval, that future grants to non-employee directors may be made under the 2005 Stock Incentive Plan with exercise prices for such grants equal to 100% of the fair market value of the Common Stock on the date of grant.

COMPENSATION COMMITTEE REPORT OF THE BOARD OF DIRECTORS

The following Compensation Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

This report is provided by the Compensation Committee of the Board of Directors (the "Committee") to assist shareholders in understanding the Committee's objectives and procedures in establishing the compensation of the Company's Chief Executive Officer and other executive officers. The full Board acts as the Compensation Committee and is responsible for establishing and administering the Company's executive compensation program.

The Committee is responsible for reviewing the compensation and benefits for the Company's executive officers, as well as supervising and making recommendations to the Board on compensation matters generally. The Committee also administers the Company's stock option and purchase plans and makes grants to executive officers under the Company's Amended and Restated 2005 Stock Incentive Plan.

Compensation Policies

The Board's compensation philosophy is to provide cash and equity incentives to the Company's executive officers and other employees to attract highly qualified personnel in order to maintain the Company's competitive position. The Board's compensation program goals are to: attract, retain and motivate qualified executive officers and employees who contribute to the Company's long-term success; align the compensation of executive officers with the Company's business objectives and performance; and align incentives for executive officers with the interests of shareholders in maximizing value.

Compensation Components

The compensation for executive officers generally consists of salary, stock option awards and an incentive compensation plan.

Base Salary

The salaries of each of the executive officers of the Company are generally based on salary levels of similarly sized companies. The Committee reviews generally available surveys and other published compensation data. The compensation of the executive officers, including the President, are generally reviewed annually by the Committee and/or the Board and adjusted on the basis of performance, the Company's results for the previous year and competitive conditions.

Bonuses

Certain executive officers are eligible for an annual bonus based on quarterly or annual performance metrics and other operational goals, under the Company's executive bonus plan.

Long-Term Incentives

Long term incentive awards are designed to develop and maintain strong management through share ownership and incentive based compensation. During 2005, the Company made one grant under its Amended and Restated 2005 Stock Incentive Plan to an executive officer, Joseph G. Oliverio, the Company's President.

Cash-Based Compensation

Key Employee Incentive Compensation Plan

The Company has an incentive compensation plan for certain key employees and its Chairman. The incentive compensation plan provides for annual bonus payments based upon achievement of certain corporate objectives as determined by the Company's Compensation Committee, subject to the approval of the Board of Directors. During 2005, the Company did not pay any bonus pursuant to the incentive compensation plan.

Compensation of Chief Executive Officer

The process of determining the compensation for the Company's President and the factors taken into consideration in such determination are generally the same as the process and factors used in determining the compensation of all of the executive officers of the Company. As of December 31, 2005, Mr. Oliverio's salary was $150,000. The Committee believes that Mr. Oliverio's base salary and incentive compensation is within the range of compensation for chief executive officers of other companies engaged in the medical scanner manufacturing industry and is consistent with the foregoing philosophy and objectives and reflect the scope and level of his responsibilities.

Tax Deductibility of Executive Compensation

Section 162(m) of the Code limits the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and to each of the other four most highly compensated executive officers. The Company may deduct such compensation only to the extent that during any fiscal year the compensation paid to any such individual does not exceed $1,000,000, unless compensation is performance-based and meets certain specified conditions (including shareholder approval). It is the Company's policy, where practical, to avail itself of all proper deductions under the Internal Revenue Code. The total compensation of the executive officers did not exceed this deduction limitation in fiscal year 2005 or 2004. Based on the Company's current compensation plans and policies and the transition rules of Section 162(m), the Company and the Board do not anticipate, for the near future, that the Company will lose any significant tax deduction for executive compensation.

                    THE COMPENSATION COMMITTEE

                    Sachio Okamura
                    Patrick G. Rooney
                    Dr. Anthony C. Nicholls

AUDIT COMMITTEE REPORT TO SHAREHOLDERS

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this Report by reference therein.

March 31, 2006

The Company's Board of Directors, except for with the exception of directors who are also officer of the Company, acts as the Company's Audit Committee (the "Committee"). The Board has adopted a written charter for the Committee that is attached to the Company's proxy statement filed in connection with its 2005 Annual Meeting of Shareholders.

In accordance with its charter, the Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The Committee is responsible for overseeing the Company's accounting and financial reporting processes and audits of the Company's financial statements. The Committee acts only in an oversight capacity and relies on the work and assurances of both management, which has primary responsibilities for the Company's financial statements and reports, as well as the independent auditors who are responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles.

In discharging its duties, the Committee reviewed and discussed with management of the Company and Ham, Langston & Brezina, L.L.P., the independent auditing firm of the Company, the audited financial statements of the Company for the fiscal year ended December 31, 2005 ("Audited Financial Statements").

The Committee discussed with Ham, Langston & Brezina, L.L.P. the matters required by Codification of Statements on Auditing Standards No. 61, Communication with Audit Committees, as amended.

The Committee received and reviewed the written disclosures and the letter from Ham, Langston & Brezina, L.L.P. required by Independence Standards Board Standard No. 1, Independence with Audit Committees, and discussed with that firm its independence from the Company.

The Committee considered the compatibility of non-audit services with the auditors' independence and have discussed with the independent auditors their independence.

Based on the foregoing review and discussions and a review of the report of Ham, Langston & Brezina, L.L.P. with respect to the audited financial statements, and relying thereon, the Committee recommended to the Company's Board of Directors (and the Board approved) the inclusion of the Audited Financial Statements in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, for filing with the SEC.

                    THE AUDIT COMMITTEE

                    Sachio Okamura
                    Patrick G. Rooney
                    Dr. Anthony C. Nicholls

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than 10% of the Company's Common Stock to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC"). Such executive officers, directors and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon its review of copies of such forms received by it, or on written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that the following reports of Forms 3 and 4 were not timely filed: Patrick G. Rooney filed late one Form 4 reporting one transaction; John E. McConnaughy, Jr. filed late one Form 4 reporting one transaction; Griffith L. Miller filed late one Form 4 reporting two transactions; Dr. Anthony C. Nicholls filed late one Form 4 reporting one transaction; J. David Wilson filed late one Form 3; Corey N. Conn filed late one Form 3; and Joseph G. Oliverio filed late one Form 3 and one Form 4 reporting one transaction.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with IMAGIN Diagnostic Centres, Inc.

Financing Agreements dated August 8, 2005

On August 8, 2005, the Company sold to IMAGIN Diagnostic Centres, Inc. ("IMAGIN") 10% secured convertible promissory notes under a Note Purchase Agreement, dated the same date, in the aggregate principal amount of $400,000. As of September 30, 2005, IMAGIN has purchased $400,000 of these notes. These notes are due and payable on August 7, 2008. These notes are convertible into an aggregate of 20,000,000 shares of the Company's common stock. Full convertibility of the notes into shares of common stock will require an amendment to the Company's Articles of Incorporation which is being submitted for approval to the Company's shareholders at its 2006 Annual Meeting of Shareholders.

Pursuant to the terms of the agreements, the Company granted to IMAGIN a security interest in all of its assets to secure payment of the convertible promissory notes. The security interest is subordinate to the security interest previously granted in the same collateral to IMAGIN and Solaris Opportunity Fund, L.P. ("Solaris").

Financing Agreements dated October 31, 2005

On October 31, 2005, the Company sold to IMAGIN 10% secured convertible promissory notes under a Note Purchase Agreement, dated the same date, in the aggregate principal amount of $400,000. As of January 2006, IMAGIN has purchased $400,000 of these notes. These notes are due and payable on October 31, 2008. These notes are convertible into an aggregate of 20,000,000 shares of the Company's common stock. Full convertibility of the notes into shares of common stock will require an amendment to the Company's Articles of Incorporation which must be approved by the shareholders.

Pursuant to the terms of the agreements, the Company granted to IMAGIN a security interest in all of its assets to secure payment of the convertible promissory notes. The security interest is subordinate to the security interest previously granted in the same collateral to IMAGIN and Solaris.

Patrick G. Rooney, Chairman of the Board of the Company is the son of Patrick Rooney, Director of Corporate Development of IMAGIN Diagnostic Centres, Inc. Patrick G. Rooney was appointed to the Board of Directors of the Company in connection with the financing with IMAGIN.

Joint Venture dated December 28, 2005

On December 28, 2005, the Company entered into a Memorandum of Understanding with IMAGIN and Quantum Molecular Pharmaceutical, Inc. ("QMP"), a Canadian company and majority-owned subsidiary of IMAGIN. The Memorandum provides that the parties will form a joint venture to be called Quantum Molecular Technologies JV. Initially, the joint venture will be owned 20%, 29% and 51% by the Company, IMAGIN and QMP, respectively. The Company has the right to increase its interest in the joint venture to a maximum of 51% by the issuance to QMP of up to 150 million shares of the Company's common stock. In consideration for the Company's 20% interest in the joint venture, the Company is obligated to loan to the joint venture sufficient funds, in the form of senior debt, to meet the joint venture's capital requirements as determined by the Company. In turn, IMAGIN and QMP have committed to purchase up to $4 million in preferred equity in the Company.

The joint venture will be formed to develop a new generation of PET technologies using concepts and research and development activities conceived and to be implemented by Dr. Irving Weinberg, an exclusive consultant to QMP. The Company will have the right to manufacture and sell any PET products developed by the joint venture in exchange for royalty payments still to be negotiated.

Dr Weinberg has been at the forefront of the evolution of PET, tracing his roots back to the UCLA group that created the PET industry. Later, as a practicing radiologist and entrepreneur, Dr. Weinberg designed and built the first breast-specific PET scanner, which was able to detect the earliest form of breast cancer better than any other modality.

Dr. Weinberg's participation is directly attributable to the efforts of J. David Wilson, who at the time of the joint venture and capital commitment between QMT and the Company, was CEO of the Company and Quantum Molecular Pharmaceutical, which is a majority owner of Quantum Molecular Technologies.

There can be no assurance that the joint venture will meet the parties objectives. The issuance of shares of preferred stock and any common stock to IMAGIN and QMP will involve substantial dilution to the Company's current shareholders.

Transaction with Solaris Opportunity Fund, L.P.

Financing Agreements dated February 28, 2005

On February 28, 2005, the Company entered into a series of agreements with Solaris pursuant to which Solaris agreed to purchase an aggregate of $1,000,000 face amount of the Company's 10% secured convertible promissory notes. As of September 30, 2005, Solaris had purchased all $1,000,000 of these notes. These notes are due and payable on March 6, 2007. The notes are initially convertible into new shares of Series E Preferred Stock that, in turn are convertible into an aggregate of 22,000,000 shares of the Company's common stock. Full convertibility of the shares of Series E Preferred Stock into common stock will require an amendment to the Company's Articles of Incorporation which must be approved by the shareholders.

Pursuant to the terms of the agreements, the Company granted to Solaris a security interest in all of its assets to secure payment of the convertible promissory notes. The security interest is subordinate to the security interest previously granted in the same collateral to IMAGIN. We have been advised by Solaris that it has since sold the $1,000,000 principal amount of these notes to IMAGIN.

Financing Agreements dated June 27, 2005

On June 27, 2005, the Company entered into a series of agreements with Solaris pursuant to which Solaris agreed to purchase an aggregate of $400,000 face amount of the Company's 10% secured convertible promissory notes. As of September 30, 2005, Solaris had purchased all $400,000 of these notes. These notes are due and payable on March 6, 2007. The notes are initially convertible into new shares of Series F Preferred Stock that, in turn are convertible into an aggregate of 20,000,000 shares of the Company's common stock. Full convertibility of the shares of Series F Preferred Stock into common stock will require an amendment to the Company's Articles of Incorporation, which must be approved by the shareholders.

Pursuant to the terms of the agreements, the Company granted to Solaris a security interest in all of its assets to secure payment of the convertible promissory notes. The security interest is subordinate to the security interest previously granted in the same collateral to IMAGIN and Solaris. Patrick G. Rooney, Chairman of the Board of the Company, is the managing director of the manager of Solaris.

AUDITOR INDEPENDENCE

Fees to Independent Auditors for Fiscal 2005 and 2004

The following table shows the fees billed to the Company for the audit and other services provided by Ham, Langston & Brezina, L.L.P. for fiscal 2005 and 2004.

	Fiscal 2005	Fiscal 2004
Audit fees (1)	$45,319	$39,312
Audit-related fees	--	--
Tax fees (2)	$3,500	$3,500
All other fees	--	$500

1)
Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

2)	For fiscal 2005 and 2004, respectively, tax fees principally included tax compliance fees of $3,500.

All audit related services, tax services and other services are and were pre-approved by the Company's Board of Directors, which concluded that the provision of such services by Ham, Langston & Brezina, L.L.P. was compatible with the maintenance of that firm's independence in the conduct of its auditing functions.

PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT AND RESTATEMENT OF OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
FROM 100,000,000 TO 800,000,000 SHARES

General

The Board of Directors has authorized and recommends for your approval an amendment and restatement of our Articles of Incorporation which would increase the number of authorized shares of our Common Stock from 100,000,000 to 800,000,000. The effective date of the increase will be the date our Amended and Restated Articles of Incorporation are filed with the Secretary of State of the State of Texas, which is anticipated to be as soon as practicable on or following the date of the Meeting.

We have decided to restate our Articles of Incorporation in full, rather than merely amend them, in order to simplify their organization. The only changes to the Articles of Incorporation are set forth in detail in this Proposal and restating the Articles of Incorporation will have no other effect on the shareholders other than those described in this Proposal. Our proposed Amended and Restated Articles of Incorporation are attached hereto as Appendix A.

Purpose and Material Effects of the Proposed Amended and Restated Articles of Incorporation

The principal purposes of increasing the number of shares of Common Stock authorized by the proposed Amended and Restated Articles of Incorporation is to ensure sufficient shares of Common Stock are available for issuance upon conversion of all outstanding shares of preferred stock, warrants, convertible notes and options, and to provide for the availability of sufficient shares of Common Stock for future financing transactions.

Under Texas law, we may only issue shares of Common Stock to the extent such shares have been authorized for issuance under our Articles of Incorporation. Our Articles of Incorporation currently authorize the issuance of up to 100,000,000 shares of Common Stock. However, as of March 29, 2006, 78,285,202 shares of Common Stock were issued and outstanding and (a) 2,697,861 shares were reserved for issuance upon conversion of the Series A Preferred Stock; (b) 38,500,000 shares were reserved for issuance upon conversion of the Series C Preferred Stock; (c) 18,286,900 shares were for issuance upon exercise of outstanding warrants; and (d) an aggregate of 10,671,500 shares were reserved for issuance under our 1999 Stock Option Plan, 1999 Non-Employee Directors' Stock Option Plan, 1999 Stock Bonus Incentive Plan, 1999 Employee Stock Purchase Plan and 2006 Stock Incentive Plan. In addition, subject to shareholder approval, 40,000,000 shares are reserved for issuance under our Amended and Restated 2005 Stock Incentive Plan. Further, our outstanding convertible debt is convertible into a maximum of 113,324,000 shares of Common Stock.

In order to ensure sufficient shares of Common Stock will be available for full conversion of our preferred stock, warrants, convertible notes and warrants, we would need to increase the number of shares of Common Stock authorized for issuance from 100,000,000 to approximately 200,000,000 shares. On March 10, 2006, our Board of Directors approved, subject to shareholder approval, the increase in the total number of authorized shares of Common Stock from 100,000,000 to 800,000,000. These additional shares of Common Stock will be available for issuance upon conversion of shares of preferred stock, convertible notes, upon issuance of shares under our stock option plans and outstanding warrants, and in the event the Board of Directors determines it is necessary or appropriate to raise additional capital through the sale of equity securities, to acquire another company or its assets, to establish strategic relationships with corporate partners, or for other corporate purposes.

The availability of additional shares of Common Stock is important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking shareholder approval in connection with the contemplated issuance of Common Stock. If the Amended and Restated Articles of Incorporation are approved by the shareholders, the Board does not intend to solicit further shareholder approval prior to the issuance of any additional shares of Common Stock, except as may be required by applicable law. The Board of Directors is not currently aware of any attempt to take over or acquire the Company. While it may be deemed to have potential anti-takeover effects, the proposed amendment and restatement of our Articles of Incorporation to increase the authorized Common Stock is not prompted by any specific effort or takeover threat currently perceived by management.

The additional shares of Common Stock to be authorized pursuant to the proposed Amended and Restated Articles of Incorporation will have a par value of $.01 per share and be of the same class of Common Stock as is currently authorized under our Articles of Incorporation. We do not have any current intentions, plans, arrangements, commitments or understandings to issue any shares of our Common Stock except in connection with its stock option plans.

If the shareholders approve the Amended and Restated Articles of Incorporation, and as a result, increase the number of authorized shares of Common Stock, the principal effects related to this will be:

•
IMAGIN will have the ability to acquire approximately 59.8% of the Company's outstanding shares of Common Stock, as a result of the conversion rights of the Series E Preferred Stock and convertible notes held by IMAGIN, and based upon the 78,285,202 shares of Common Stock outstanding as of the March 29, 2006 record date. As a result, if the shareholders approve the Amended and Restated Articles of Incorporation, IMAGIN will be able to control the Company. IMAGIN is a private company headquartered in Ontario, Canada. IMAGIN is in the business of owning, operating and developing medical scanning centers in Canada. Patrick G. Rooney, Chairman of the Board of the Company, is the son of Patrick Rooney, Director of Corporate Development of IMAGIN Diagnostic Centres, Inc.

•
Although the increase in authorized shares of Common Stock will not have any immediate effect on the rights of existing shareholders, the Board will have the authority to issue authorized Common Stock without requiring future shareholder approval of such issuances, except as may be required by applicable law. To the extent that additional authorized shares are issued in the future, they may decrease the existing shareholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing shareholders. The holders of Common Stock have no preemptive rights and the Board of Directors has no plans to grant such rights with respect to any such shares.

•
The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the shareholders. Shares of authorized and unissued Common Stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

Vote Required and Board of Director's Recommendation

Approval of this proposal requires both the affirmative vote of two-thirds of the shares outstanding and entitled to vote, voting together as a class, and the affirmative vote of two-thirds of the issued and outstanding shares of Common Stock voting as a class. Abstentions and broker non-votes will be counted as present for purposes of determining if a quorum is present but will have the same effect as a negative vote on this proposal.

Each share of Common Stock shall be entitled to one vote. Each share of Series A Preferred Stock shall be entitled to that number of votes equal to the number of shares of Common Stock (including fractional shares) into which such shares of Series A Preferred Stock are convertible. As a result, each share of Series A Preferred Stock will be entitled to 5.29 votes. Each share of Series C Preferred Stock shall be entitled to 130 votes. The effect of an abstention is the same as that of a vote against the proposal

The Board of Directors unanimously recommends that the shareholder vote FOR approval of the Amendment and Restatement of our Articles of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 to 800,000,000.

PROPOSAL 3

APPROVAL OF POSITRON CORPORATION
AMENDED AND RESTATED 2005 STOCK INCENTIVE PLAN

Introduction

On November 18, 2005, the Board of Directors adopted the Positron Corporation 2005 Stock Incentive Plan. The Board subsequently amended and restated the plan on December 27, 2005, prior to granting any options, to comply with regulations recently promulgated under Section 409A of the Internal Revenue Code, and to make certain other amendments (the "2005 Plan"). A copy of the 2005 Plan is attached as Appendix B. The 2005 Plan will serve as the successor program to the 1999 Employee Stock Option Plan (the "1999 Employee Plan") and the 1999 Non-Employee Stock Option Plan (the "1999 Director Plan"). Adoption of the 2005 Plan is intended to provide additional shares reserved for stock option grants. As of March 29, 2006, 2,987,500 shares of Common Stock were available for issuance under the 1999 Employee Plan and options to purchase 1,000,000 shares were outstanding. In addition, 250,000 shares of Common Stock were available for issuance under the 1999 Director Plan and options to purchase 250,000 shares were outstanding. Since the inception of the 1999 Employee Plan, 512,500 shares of Common Stock have been issued upon the exercise of options granted under the 1999 Employee Plan at an average exercise price per share of $0.05. Since the inception of the 1999 Director Plan, no shares of Common Stock have been issued upon the exercise of options granted under the 1999 Director Plan. The adoption of the 2005 Plan will increase the total shares available for future stock option grants to 40,000,000 shares.

The Board of Directors believes that the 2005 Plan will benefit the Company and its shareholders by providing incentive based compensation and will encourage officers, directors, consultants and other key employees of the Company and its affiliates to attain high performance and encourage stock ownership in the Company.

Vote Required

Shareholders are requested to approve the 2005 Plan. A majority of the votes cast on this proposal will be required to approve the 2005 Plan. For purposes of this vote, abstentions and broker non-votes will not be counted for any purpose in determining whether this matter has been approved. The Board of Directors recommends a vote "FOR" approval of the 2005 Plan.

Description of the 2005 Plan

Introduction

The 2005 Plan was adopted by the Board of Directors on November 11, 2005 amended and restated by the Board on December 27, 2005, and subject to shareholder approval, will become effective on the initial date of adoption by the Board. The Board has authorized up to 40,000,000 shares of the Common Stock for issuance under the 2005 Plan.

Programs

The 2005 Plan has two separate programs:

•
the discretionary option grant program, under which the plan administrator (currently the Board of Directors) may grant (i) non-statutory options to purchase shares of Common Stock to eligible individuals in the employ or service of the Company (including employees, officers, Board members and consultants) at an exercise price not less than 100% of the fair market value of those shares on the grant date and (ii) incentive stock options to purchase shares of Common Stock to eligible employees at an exercise price not less than 100% of the fair market value of those shares on the grant date; and

•
the stock issuance program, under which eligible individuals may be issued shares of Common Stock directly, upon the attainment of performance milestones or the completion of a specified period of service or as a bonus for past services.

Eligibility

The individuals eligible to participate in the 2005 Plan include officers and other employees, directors and consultants. The Company currently employs nine full-time employees and there are five directors and five officers who would be eligible to participate in the 2005 Plan.

Administration

The Board of Directors will administer the discretionary option grant and stock issuance programs. The Board of Directors will determine which eligible individuals are to receive option grants, stock issuances or share right awards under those programs, the time or times when the grants or issuances are to be made, the number of shares subject to each grant or issuance, the status of any granted option as either an incentive stock option or a non-statutory stock option under the federal tax laws, the vesting schedule to be in effect for the option grant, stock issuance or share right awards and the maximum term for which any granted option is to remain outstanding.

Plan Features

The 2005 Plan will include the following features:

•
The exercise price for any options granted under the 2005 Plan may be paid in cash or in shares of Company Common Stock valued at fair market value on the exercise date. Options may also be exercised through a same-day sale program without any cash outlay by the optionee.

•
The Board will have the authority to cancel outstanding options under the discretionary option grant program, in return for the grant of new options for the same or different number of option shares with an exercise price per share based upon the fair market value of the Common Stock on the new grant date.

•
Stock appreciation rights may be issued under the discretionary option grant program. These rights will provide the holders with the election to surrender their outstanding options for a payment equal to the fair market value of the shares subject to the surrendered options less the exercise price payable for those shares. Payment may be made in cash or in shares of Common Stock.

•
The Board may amend or modify the 2005 Plan at any time, subject to any required Shareholder approval. The 2005 Plan will terminate no later than the tenth anniversary of the adoption of the plan by the Board of Directors.

Change in Control

The 2005 Plan will include the following change in control provisions that may result in the accelerated vesting of outstanding option grants and stock issuances:

•
In the event that we are acquired by merger or asset sale or a successful tender offer for more than fifty percent of our outstanding voting stock which the Board of Directors recommends that the shareholders accept, each outstanding option under the discretionary option grant program which is not to be assumed by the successor corporation or otherwise continued in full force and effect will immediately become exercisable for all the option shares, and all outstanding unvested shares will immediately vest, except to the extent our repurchase rights with respect to those shares are to be assigned to the successor corporation.

•
The Board of Directors will have complete discretion to grant one or more options which will become exercisable for all the option shares in the event those options are assumed in the acquisition but the optionee's service with us or the acquiring entity is subsequently terminated. The vesting of any outstanding shares under the stock issuance program may be accelerated upon similar terms and conditions.

•
The Board of Directors will have complete discretion to determine that any one or more transactions do not constitute a change in control requiring accelerated vesting or other similar treatment of options or capital stock.

Federal Income Tax Consequences

The following discussion is intended to be only a general description of the tax consequences of the 2005 Plan under the provisions of U.S. federal income tax law currently in effect and does not address any estate, gift, state, local or non-U.S. tax laws. U.S. federal income tax law is subject to change at any time, possibly with retroactive effect. Accordingly, each grantee should consult a tax advisor regarding his or her specific tax situation.

Incentive Stock Options

The grant of an incentive stock option does not give rise to federal income tax to the grantee. Similarly, the exercise of an incentive stock option generally does not give rise to federal income tax to the grantee, as long as the grantee is continuously employed by the Company from the date the option is granted until the date the option is exercised. This employment requirement is subject to certain exceptions. However, the exercise of an incentive stock option may increase the grantee's alternative minimum tax liability, if any.

If the grantee holds the option shares for more than two years from the date the option is granted and more than one year from the date of exercise, any gain or loss recognized on the sale or other disposition of the option shares will be capital gain or loss, measured by the difference between the sales price and the amount paid for the shares by the grantee. The capital gain or loss will be long-term or short-term, depending on the grantee's holding period for the shares. If the grantee disposes of the option shares before the end of the required holding period, the grantee will recognize ordinary income at the time of the disposition equal to the excess, if any, of (i) the fair market value of the option shares at the time of exercise (or, under certain circumstances, the selling price, if lower) over (ii) the option exercise price paid by the grantee. Any additional amount received by the grantee would be treated as capital gain. Under current law, there is a maximum tax rate of 20% for long-term capital gains. The deductibility of capital losses is subject to certain limitations.

The Company generally is not entitled to a tax deduction at any time with respect to an incentive stock option. If, however, the grantee does not satisfy the employment or holding period requirements described above, the Company will be allowed a deduction in an amount equal to the ordinary income recognized by the grantee, subject to certain limitations and W-2 reporting requirements. The Internal Revenue Service ("IRS") has indicated that it may require income and employment tax withholding with respect to such ordinary income and employment tax withholding with respect to the exercise of incentive stock options. The IRS intends to issue administrative guidance to clarify this issue. If withholding is required, the obligation will be satisfied by withholding from the grantee's wages or through payment by the grantee to the Company.

Non-Statutory Stock Options

The grant of a non-statutory stock option generally does not result in federal income tax to the grantee. However, the grantee will recognize taxable ordinary income upon the exercise of a non-statutory option equal to the excess of the fair market value of the option shares on the exercise date over the option exercise price paid. Slightly different rules may apply to grantees who acquire stock under options subject to certain vesting requirements or who are subject to Section 16(b) of the Securities Exchange Act of 1934. With respect to employees, the Company is required to withhold income and employment taxes based on the amount of ordinary income recognized by the grantee.

On the sale of the option shares, the grantee will recognize capital gain or loss in an amount equal to the difference between the sales price and the sum of the exercise price paid by the grantee for the shares plus any amount recognized as ordinary income upon the exercise of the option. The capital gain or loss will be long-term or short-term depending on the grantee's holding period for the shares.

The Company will be allowed a tax deduction on the exercise of the option by the grantee, equal to the amount of ordinary income recognized by the grantee, subject to certain limitations and W-2 or 1099 reporting requirements.

Stock Grants

The grantee will generally recognize taxable ordinary income on the receipt of a direct grant of stock from the Company. Slightly different rules may apply to grantees who are granted stock or share right awards which are subject to certain vesting requirements or who are subject to Section 16(b) of the Securities Exchange Act of 1934. The rules regarding the Company's entitlement to a tax deduction for the income recognized by the grantee and the Company's tax withholding obligations are similar to those discussed above for non-statutory stock options.

Change in Control

In general, if the total payments to an individual that are contingent upon a "change in control" of the Company (as defined in Section 280G of the Internal Revenue Code of 1986, as amended (the "Code")), including payments under the 2002 Plan that vest upon a "change in control," equal or exceed three times the individual's "base amount" (generally, such individual's average annual compensation for the five calendar years preceding the change in control), then, subject to certain exceptions, the payments may be treated as "parachute payments" under the Code, in which case a portion of such payments would be non-deductible to the Company and the individual would be subject to a 20% excise tax on such portion of the payments.

Certain Limitations on Deductibility of Executive Compensation

Section 162(m) of the Code generally denies a deduction to publicly held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction attributable to stock options or stock grants). Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. Compensation attributable to stock options will qualify as performance-based compensation if the exercise price of the options is no less than the fair market value of stock on the date of grant, the options are granted by a compensation committee comprised solely of "outside directors" (as defined in the Treasury Regulations issued under Section 162(m)) and certain other requirements are met. Compensation attributable to stock grants or share right awards may also qualify as performance-based compensation if the stock's grant or vesting is based on the attainment of a performance goal and otherwise satisfies the standards for performance-based compensation.

The 2005 Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") and is not qualified under Section 401(a) of the Code.

Plan Benefits

The grant of awards under the 2005 Plan to employees, officers, board members and consultants including the Named Executive Officers, is subject to the discretion of the Board. As of the date of this proxy statement, there has been no determination made by the Board with respect to future discretionary awards to the Named Executive Officers, other officers, directors, employees or consultants under the 2005 Plan. Accordingly, future awards to such persons are not determinable.

The following table sets forth the options to be received under the new 2005 Plan if it is approved by the Company shareholders by (a) the Named Executive Officers, (b) all current executive officers as a group (5 persons), (c) all directors who are not executive officers as a group (2 persons), and (d) all employees, including all officers who are not executive officers, as a group (4 persons):

Name and Position	Dollar Value(a)($)	Number of Units
Joseph G. Oliverio, President	$450,000	7,500,000
All current executive officers as a group (5 persons)	$450,000	7,500,000
All Directors, who are not currently executive officers, as a group (2 persons)	$0	0
All employees including all officers who are not executive officers (4 persons)	$0	0

(a) Dollar value does not represent potential realizable value to the optionee, but was computed by multiplying the number of shares by the price of the last reported sale of the Company's Common Stock on the over the counter Bulletin Board on the date grants were approved by the Board of Directors.

MANAGEMENT RECOMMENDS A VOTE
"FOR" APPROVAL OF THE AMENDED AND RESTATED 2005 STOCK INCENTIVE PLAN

PROPOSAL 4
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has selected Ham, Langston & Brezina, L.L.P., independent auditors, to audit the financial statements of the Company for the year ended December 31, 2006. Ham, Langston & Brezina, L.L.P. has audited the Company's financial statements since fiscal 1997. Representatives of Ham, Langston & Brezina, L.L.P. are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they so desire. The representatives also are expected to be available to respond to appropriate questions from shareholders.

The affirmative vote of the holders of a majority of the shares of Common Stock and Series A Preferred Stock voting in person or by proxy on this proposal is required to ratify the appointment of the independent auditors.

Each share of Common Stock shall be entitled to one vote. Each share of Series A Preferred Stock shall be entitled to that number of Shares of Common Stock (including fractional shares) into which such shares of Series A Preferred Stock are convertible. As a result, each share of Series A Preferred Stock will be entitled to 5.29 votes. Each share of Series C Preferred Stock will be entitled to 130 votes.

Shareholder ratification of the selection of Ham, Langston & Brezina, L.L.P. is not required by the Company's bylaws or other applicable legal requirements. However, the Audit Committee is submitting the selection to the shareholders for ratification as a matter of good corporate practice. In the event the shareholders fail to ratify the appointment, it will be considered as a direction to the Audit Committee to select another independent accounting firm. It is understood that even if the selection is ratified, the Audit Committee at its discretion, may direct the appointment of a new independent accounting firm at any time during the year if the Audit Committee feels that such a change would be in the best interests of the Company and its shareholders.

THE AUDIT COMMITTEE UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

AVAILABILITY OF 10-KSB REPORT

THE COMPANY FILED ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2005 WITH THE SECURITIES EXCHANGE COMMISSION ON APRIL 5, 2006. A COPY OF THE REPORT, INCLUDING ANY FINANCIAL STATEMENTS AND SCHEDULES, AND A LIST DESCRIBING ANY EXHIBITS NOT CONTAINED THEREIN, MAY BE OBTAINED WITHOUT CHARGE BY ANY SHAREHOLDER. THE EXHIBITS ARE AVAILABLE UPON PAYMENT OF CHARGES WHICH APPROXIMATE THE COMPANY'S COST OF REPRODUCTION OF THE EXHIBITS. REQUESTS FOR COPIES OF THE REPORT SHOULD BE SENT TO THE OFFICE OF THE CORPORATE SECRETARY AT THE MAILING ADDRESS OF THE COMPANY LISTED ON PAGE ONE OF THIS PROXY STATEMENT.

OTHER MATTERS

The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

For the Board of Directors

Shelley Prather
Secretary
Dated: April 10, 2006

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS MAY 18, 2006

This Proxy is solicited on Behalf of the Board of Directors

Patrick G. Rooney and Joseph G. Oliverio, or either of them, each with the power of substitution and revocation, are hereby authorized to represent the undersigned with all powers which the undersigned would possess if personally present, to vote the securities of the undersigned at the Annual Meeting of shareholders of Positron Corporation to be held on May 18, 2006, at 10:00 A.M., local time, at the Company's headquarters, 1304 Langham Creek Drive, Suite 300, Houston, Texas 77084, and at any postponements or adjournments of that meeting, as set forth below, and in their discretion upon any other business that may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS AN AFFIRMATIVE VOTE FOR PROPOSAL ONE THROUGH FOUR:

1.	To elect five (5) directors to hold office for a term ending in 2007 and until their successors are elected.

☐ FOR all nominees listed below (except as marked below)

☐ WITHHOLD AUTHORITY to vote for all nominees listed below

Patrick G. Rooney
Joseph G. Oliverio
Sachio Okamura
Dr. Anthony C. Nicholls
J. David Wilson

TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, STRIKE THAT NOMINEE'S NAME FROM THE LIST ABOVE.

2.	To approve a proposed amendment and restatement of the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock to 800,000,000.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	To approve the Positron Corporation Amended and Restated 2005 Stock Incentive Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	To ratify the appointment of Ham, Langston & Brezina, L.L.P. as the Company's independent auditors for the fiscal year ending December 31, 2006.

☐ FOR	☐ AGAINST	☐ ABSTAIN

1

The undersigned hereby acknowledges receipt of (a) Notice of Annual Meeting of Shareholders to be held May 18, 2006, (b) the accompanying Proxy Statement, and (c) the annual report of the Company for the year ended December 31, 2005. If no specification is made, this proxy will be voted FOR proposals one, two, three and four.

Date: _____________________, 2006

Please sign exactly as signature appears on this proxy card. Executors, administrators, traders, guardians, attorneys-in-fact, etc. should give their full titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If a partnership, please sign in partnership name by authorized person. If stock is registered in two names, both should sign.

_____________________________________

_____________________________________

2

APPENDIX A

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

POSITRON CORPORATION

To the Secretary of State of the State of Texas:

Pursuant to the provisions of Article 4.07 of the Texas Business Corporation Act, the undersigned corporation submits the following resolution which was duly adopted by the Board of Directors of the corporation on March 10, 2006:

A. This instrument accurately copies the articles of incorporation and all amendments to date as in effect and this instrument contains no change in the provisions thereof, except the following amendments which have been effected according to the provisions of the Texas Business Corporation Act, which amendments are stated as follows:

Article IV of the Articles of Incorporation of the Corporation, as amended to date, has been deleted in its entirety and replaced by the following:

"The total number of shares of all classes of stock that the corporation shall be authorized to issue is 810,000,000 shares, of which 10,000,000 shares of the par value of $1.00 per share shall be a class designated as Preferred Stock ("Preferred Stock") of which 5,450,000 have been designated as Series A Preferred Stock, 840,000 shares have been designated as Series C Preferred Stock, 1,560,000 shares have been designated as Series D Preferred Stock, 1,200,000 shares have been designated as Series E Preferred Stock, and 600,000 shares have been designated as Series F Preferred Stock; and 800,000,000 shares of the par value of $.01 per share shall be designated Common Stock ("Common Stock").

A description of the respective classes of stock and a statement of the designations, preferences, limitations and relative rights of such classes of stock and the limitations on or denial of the voting rights of the shares of such classes of stock are as follows:

A. PREFERRED STOCK

1. Issuance in Series. The Preferred Stock may be divided into and issued in one or more series. The board of directors is hereby vested with authority from time to time to establish and designate such series, and within the limitations prescribed by law or set forth herein, to fix and determine the relative rights and preferences of the shares of any series so established but all shares of Preferred Stock shall be identical except as to the following relative rights and preferences as to which there may be variations between different series: (a) the rate of dividend and the terms and conditions including the relative rights of priority, if any, of payment of dividends; (b) the price at and the terms and conditions including the relative rights of priority, if any, on which shares may be redeemed; (c) the amount payable including the relative rights of priority, if any, upon shares in event of involuntary liquidation; (d) the amount payable including the relative rights of priority, if any, upon shares in event of voluntary liquidation; (e) sinking fund provisions for the redemption or purchase of shares; (f) the terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion; (g) the nature of any dividends, whether cumulative, noncumulative or otherwise; (h) the repurchase obligations including the relative rights of priority, if any, of the corporation with respect to such shares; and (i) voting rights. The board of directors shall exercise such authority by the adoption of a resolution or resolutions as prescribed by law. Attached hereto as Exhibits A, B, C, D, and E are the Statements of Designation for the Series A, C, D, E, and F Preferred Stock, respectively.

2. Dividends. The holders of each series of Preferred Stock at the time outstanding shall be entitled to receive, when and as declared to be payable by the Board of Directors, out of any funds legally available for the payment thereof, dividends subject to the terms and conditions including the relative rights of priority, if any, and at the rate theretofore fixed by the board of directors for such series of Preferred Stock that have theretofore been established, and no more.

1

3. Preferences on Liquidation. In the event of any dissolution, liquidation or winding up of the corporation, whether voluntary or involuntary, the holders of each series of the then outstanding Preferred Stock shall be entitled to receive the amount fixed for such purpose and subject to the terms and conditions including the relative rights of priority, if any, set forth in the resolution or resolutions of the board of directors establishing the respective series of Preferred Stock that might then be outstanding together with a sum equal to the amount of all accumulated and unpaid dividends thereon at the dividend rate fixed therefor in the aforesaid resolution or resolutions. After such payment to such holders of Preferred Stock, the remaining assets and funds of the corporation shall be distributed pro rata among the holders of the Common Stock. A consolidation, merger or reorganization of the corporation with any other corporation or corporations or a sale of all or substantially all of the assets of the corporation shall be considered a dissolution, liquidation or winding up of the corporation within the meaning of these provisions.

B. COMMON STOCK

1. Dividends. Subject to all the rights of the Preferred Stock or any series thereof, and on the conditions set forth in Part A of this Article IV or to any resolution of the board of directors providing for the issuance of any series of Preferred Stock, the holders of the Common Stock shall be entitled to receive, when, as and if declared by the board of directors, out of funds legally available therefor, dividends payable in cash, stock or otherwise.

2. Voting Rights. Each holder of Common Stock shall be entitled to one vote for each share held.

C. PROVISIONS APPLICABLE TO ALL CLASSES

1. No Preemptive Rights. No holder of securities of the corporation shall be entitled as a matter of right, preemptive or otherwise, to subscribe for or purchase any securities of the corporation now or hereafter authorized to be issued, or securities held in the treasury of the corporation, whether issued or sold for cash or other consideration or as a dividend or otherwise. Any such securities may be issued or disposed of by the board of directors to such persons and on such terms as in its discretion it shall deem advisable.

2. Cumulative Voting. No shareholder of the corporation shall have the right of cumulative voting at any election of directors or upon any other matter.

3. Authority to Purchase own Shares. The corporation shall have the authority to purchase, directly or indirectly, its own shares to the extent of the aggregate of unrestricted capital surplus available therefor and unrestricted reduction surplus available therefor."

B. The adopted Amended and Restated Articles of Incorporation are set forth in full as follows:

2

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

POSITRON CORPORATION

ARTICLE I.

The name of the corporation is Positron Corporation.

ARTICLE II.

The period of its duration is perpetual.

ARTICLE III.

The purpose for which the corporation is organized is to transact any lawful business for which corporations may be incorporated under the Texas Business Corporation Act.

ARTICLE IV.

The total number of shares of all classes of stock that the corporation shall be authorized to issue is 810,000,000 shares, of which 10,000,000 shares of the par value of $1.00 per share shall be a class designated as Preferred Stock ("Preferred Stock") of which 5,450,000 have been designated as Series A Preferred Stock, 840,000 shares have been designated as Series C Preferred Stock, 1,560,000 shares have been designated as Series D Preferred Stock, 1,200,000 shares have been designated as Series E Preferred Stock, 600,000 shares have been designated as Series F Preferred Stock; and 800,000,000 shares of the par value of $.01 per share shall be designated Common Stock ("Common Stock").

A description of the respective classes of stock and a statement of the designations, preferences, limitations and relative rights of such classes of stock and the limitations on or denial of the voting rights of the shares of such classes of stock are as follows:

A. PREFERRED STOCK

1. Issuance in Series. The Preferred Stock may be divided into and issued in one or more series. The board of directors is hereby vested with authority from time to time to establish and designate such series, and within the limitations prescribed by law or set forth herein, to fix and determine the relative rights and preferences of the shares of any series so established but all shares of Preferred Stock shall be identical except as to the following relative rights and preferences as to which there may be variations between different series: (a) the rate of dividend and the terms and conditions including the relative rights of priority, if any, of payment of dividends; (b) the price at and the terms and conditions including the relative rights of priority, if any, on which shares may be redeemed; (c) the amount payable including the relative rights of priority, if any, upon shares in event of involuntary liquidation; (d) the amount payable including the relative rights of priority, if any, upon shares in event of voluntary liquidation; (e) sinking fund provisions for the redemption or purchase of shares; (f) the terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion; (g) the nature of any dividends, whether cumulative, noncumulative or otherwise; (h) the repurchase obligations including the relative rights of priority, if any, of the corporation with respect to such shares; and (i) voting rights. The board of directors shall exercise such authority by the adoption of a resolution or resolutions as prescribed by law. Attached hereto as Exhibits A, B, C, D, and E are the Statements of Designation for the Series A, C, D, E, and F Preferred Stock, respectively.

2. Dividends. The holders of each series of Preferred Stock at the time outstanding shall be entitled to receive, when and as declared to be payable by the board of directors, out of any funds legally available for the payment thereof, dividends subject to the terms and conditions including the relative rights of priority, if any, and at the rate theretofore fixed by the board of directors for such series of Preferred Stock that have theretofore been established, and no more.

3

3. Preferences on Liquidation. In the event of any dissolution, liquidation or winding up of the corporation, whether voluntary or involuntary, the holders of each series of the then outstanding Preferred Stock shall be entitled to receive the amount fixed for such purpose and subject to the terms and conditions including the relative rights of priority, if any, set forth in the resolution or resolutions of the board of directors establishing the respective series of Preferred Stock that might then be outstanding together with a sum equal to the amount of all accumulated and unpaid dividends thereon at the dividend rate fixed therefor in the aforesaid resolution or resolutions. After such payment to such holders of Preferred Stock, the remaining assets and funds of the corporation shall be distributed pro rata among the holders of the Common Stock. A consolidation, merger or reorganization of the corporation with any other corporation or corporations or a sale of all or substantially all of the assets of the corporation shall be considered a dissolution, liquidation or winding up of the corporation within the meaning of these provisions.

B. COMMON STOCK

1. Dividends. Subject to all the rights of the Preferred Stock or any series thereof, and on the conditions set forth in Part A of this Article IV or to any resolution of the board of directors providing for the issuance of any series of Preferred Stock, the holders of the Common Stock shall be entitled to receive, when, as and if declared by the board of directors, out of funds legally available therefor, dividends payable in cash, stock or otherwise.

2. Voting Rights. Each holder of Common Stock shall be entitled to one vote for each share held.

C. PROVISIONS APPLICABLE TO ALL CLASSES

1. No Preemptive Rights. No holder of securities of the corporation shall be entitled as a matter of right, preemptive or otherwise, to subscribe for or purchase any securities of the corporation now or hereafter authorized to be issued, or securities held in the treasury of the corporation, whether issued or sold for cash or other consideration or as a dividend or otherwise. Any such securities may be issued or disposed of by the board of directors to such persons and on such terms as in its discretion it shall deem advisable.

2. Cumulative Voting. No shareholder of the corporation shall have the right of cumulative voting at any election of directors or upon any other matter.

3. Authority to Purchase own Shares. The corporation shall have the authority to purchase, directly or indirectly, its own shares to the extent of the aggregate of unrestricted capital surplus available therefor and unrestricted reduction surplus available therefor."

ARTICLE V.

The corporation will not commence business until it has received for the issuance of its shares consideration of the value of not less than One Thousand Dollars ($1,000.00) consisting of money, labor done or property actually received.

ARTICLE VI.

The street address of the corporation's registered office is 1304 Langham Creek Drive, Suite 300, Houston, TX 77084, and the name of its registered agent at such address is Joseph G. Oliverio.

ARTICLE VII.

The number of directors constituting the Board of Directors is currently five, and the names and addresses of the persons who are directors until the next annual meeting of the shareholders or until their successors are elected and qualified are:

4

Name	Address
Patrick G. Rooney	1304 Langham Creek Drive, Suite 300, Houston, Texas 77084
Sachio Okamura	1304 Langham Creek Drive, Suite 300, Houston, Texas 77084
Dr. Anthony Nicholls	1304 Langham Creek Drive, Suite 300, Houston, Texas 77084
Joseph G. Oliverio	1304 Langham Creek Drive, Suite 300, Houston, Texas 77084
J. David Wilson	1304 Langham Creek Drive, Suite 300, Houston, Texas 77084

ARTICLE VIII

No contract or other transaction between the corporation and any other person (as used herein the term "person" means an individual, firm, trust, partnership, association, corporation, or other entity) shall be affected or invalidated by the fact that any director of the corporation is interested in or is a member, director, or an officer of, such other person, and any director may be a party to or may be interested in any contract or transaction of the corporation or in which the corporation is interested; and no contract, act or transaction of the corporation with any person shall be affected or invalidated by the fact that any director of the corporation is a party to, or interested in, such contract, act or transaction, or in any way connected with such person. Each and every person who may become a director of the corporation is hereby relieved from any liability that might otherwise exist from contracting with the corporation for the benefit of himself or any person in which he may in any way be interested, provided that the fact of such interest shall have been disclosed to, or shall be known by, the other directors or the shareholders of the corporation, as the case may be, acting upon or with reference to such act, contract or transaction, even though the presence at a meeting or vote or votes of such interested director might have been necessary to obligate the corporation upon such act, contract or transaction.

ARTICLE IX.

A director of the corporation shall not be liable to the corporation or its shareholders for monetary damages for an act or omission in the director's capacity as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law, (iii) for any transaction from which the director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the director's office, (iv) for any act or omission for which the liability of the director is expressly provided for by statute or (v) for any act related to an unlawful stock repurchase or payment of a dividend. If either the Texas Business Corporation Act, the Texas Miscellaneous Corporations Laws Act or any other applicable Texas statute hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the corporation, in addition to the limitation on liability provided herein, shall be limited to the fullest extent permitted by such amended act. Any repeal or modification of this Article X by the shareholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the liability of a director of the corporation existing at the time of such repeal or modification.

ARTICLE X

Any action required by the Texas Business Corporation Act to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the actions so taken, shall be signed by the holder of holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted.

5

EXHIBIT A

STATEMENT OF DESIGNATION ESTABLISHING
SERIES A 8% CUMULATIVE CONVERTIBLE REDEEMABLE PREFERRED STOCK
OF POSITRON CORPORATION

To the Secretary of State of the State of Texas:

Pursuant to the provisions of Article 2.13 of the Texas Business Corporation Act, the undersigned corporation submits the following statement for the purpose of establishing and designating a series of shares and determining and fixing the relative rights and preferences thereof:

A. The name of the corporation is Positron Corporation (the "Company").

B. The following resolution, establishing and designating a series of shares and determining and fixing the relative rights and preferences thereof, was duly adopted by the Board of Directors of the Company on February 28, 1996.

RESOLVED, that, pursuant to the authority vested in the Board of Directors of the Company by its Articles of Incorporation, as amended, there hereby is created, out of the 10,000,000 shares of preferred stock authorized in Article Four of its Articles of Incorporation, as amended, a series of 5,450,000 shares of Preferred Stock, par value $1.00 per share (the "Series A Preferred Stock"), of the Company, and the designation, amount and stated value of such series of Preferred Stock and the voting powers, preferences, and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereon, are set forth as follows:

1. Designation and Number of Shares. The designation of said series of preferred stock authorized by this resolution shall be "Series A 8% Cumulative Convertible Redeemable Preferred Stock" (the "Series A Preferred Stock") which shall consist of a maximum of 5,450,000 shares of such Series A Preferred Stock, $1.00 par value per share, which shall have the preferences, rights, qualifications, limitations, and restrictions set forth below.

2. Rank. All shares of the Series A Preferred Stock shall rank prior, both as to payment of dividends and as to distributions of assets upon liquidation or winding up of the Company, whether voluntary or involuntary, to all of the Company's now or hereafter issued common stock, par value $.01 per stare (the "Common Stock"), and to all of the Company's hereafter issued capital stock ranking junior; to the Series A Preferred Stock both as to payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, when and if issued (the Common Stock and any other capital stock being herein referred to as "Junior Stock").

3. Dividends.

(a) The holders of shares of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors of the Company, cumulative dividends out of funds legally available therefor, at the annual rate of $0.1064 per share (the "Annual Dividend Rate") unless otherwise adjusted pursuant to paragraph (b) of this Section 3. Such dividends shall cumulate from the date issued and be paid when, as and if declared, semi-annually on January 1 and July 1, each year commencing on July 1, 1996 (each of such dates being a "Series A Dividend Payment Date" and each period between such dates or the date of issue, if earlier, being a "Series A Dividend Period") to the shareholders of record of Series A Preferred Stock on the respective date, not exceeding 15 days preceding such Series A Dividend Payment Date, as shall be fixed for this purpose by the Board of Directors of the Company in advance of payment of each particular dividend. Dividend payments made with respect to shares of Series A Preferred Stock may be made, in the sole discretion of the Board of Directors of the Company, in cash or in additional fully paid and nonassessable shares of Series A Preferred Stock at a rate of one share of Series A Preferred Stock for each $1.33 of such dividend not paid in cash and the issuance of such additional shares (notwithstanding the amount of net proceeds received with respect to Fractional Series A Preferred Shares (as defined in subparagraph (b) described below) shall constitute full payment of such dividend. The amount of dividends payable on shares of Series A Preferred Stock for each Series A Dividend Period shall be computed by dividing by two the annual rate per share set forth in this subparagraph (a). The amount of dividends payable for the initial dividend period and any period shorter that a 180-day Series A Dividend Payment Period shall be computed on the basis of a 360-day year of twelve 30-day months.

(b) The Annual Dividend Rate may be adjusted in the event that the registration statement, which the Company shall cause to be filed with the Securities and Exchange Commission registering for resale the shares of Common Stock into which the share of Series A Preferred Stock are convertible (pursuant to Section 5 herein) pursuant to the terms of each Subscription Agreement entered into between the Company and each holder of Series A Preferred Stock, shall not have been declared effective within 105 days after the Final Closing Date (as herein defined). The Annual Dividend Rate shall increase 0.00133 per day for each day commencing 106 days after the Final Closing Date that such registration statement has not been declared effective by the Securities and Exchange Commission. For purposes of this resolution, the "Final Closing Date" shall be the earlier of (i) the last closing of the sale of shares of Series A Preferred Stock and (ii) June 30, 1996.

(c) All dividends paid in additional shares of Series A Preferred Stock pursuant to subparagraph (a) shall be paid pro rata to the holders entitled thereto. The Company may, in its sole discretion, elect to issue certificates representing fractions of a share of Series A Preferred Stock (the "Fractional Series A Preferred Shares") on payment of any dividend for any Series A Dividend Period in additional shares of Series A Preferred Stock. Any such Fractional Series A Preferred Shares shall be rounded to the nearest 1/100th of a percent. The Company ,may, in its sole discretion, elect to pay cash in lieu of paying a Fractional Series A Preferred Share, such cash payment made in lieu of such Shares to be rounded to the nearest cent. All shares of Series A Preferred Stock which may be issued as a dividend with respect to the Series A Preferred Stock will thereupon be duly authorized, validly issued, fully paid and nonassessable. Each Fractional Series A Preferred Share outstanding shall be entitled to a ratably proportionate amount of all dividends accruing with respect to each outstanding share of Series A Preferred Stock pursuant to this Section 3.

(d) Dividends on any share of Series A Preferred Stock issued as dividends on any share of Series A Preferred Stock shall be fully cumulative and shall accrue (whether or not declared) from the date of their original issuance. Accumulated unpaid dividends for any past Series A Preferred Dividend Periods may be declared by the Board of Directors of the Company and paid on any date fixed by the Board of Directors of the Company, whether or not a regular Series A Preferred Dividend Payment Date, to holders of record on the books of the Company on such record date as may be fixed by the Board of Directors of the Company. Holders of Series A Preferred Stock will not be entitled to any dividends, whether payable in cash, property or stock, in excess of the full cumulative dividends. No interest or sum of money in lieu of interest shall be payable in respect of any accumulated unpaid dividends.

(e) No dividends or other distributions shall be declared, paid or set apart for payment on shares of Junior Stock or any other capital stock of the Company ranking junior as to dividends to the Series A Preferred Stock (the Junior Stock and any such other class or series of the Company's capital stock being herein referred to as "Junior Dividend Stock"), unless full cumulative dividends have been, or contemporaneously are, paid or declared and set apart for such payment on the Series A Preferred Stock for all dividend payment periods ending on or before the payment date of such dividends on Junior Dividend Stock.

(f) No payment on account of the purchase, redemption, retirement or other acquisition of shares of Junior Dividend Stock or any other class or series of the Company's capital stock ranking junior to the Series A Preferred Stock as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (the Junior Stock and any other class or series of the Company's capital stock ranking junior to the Series A Preferred Stock as to such distributions being herein referred to as "Junior Liquidation Stock") shall be made for any period unless and until all accrued and unpaid dividends on the Series A Preferred Stock for all dividend payment periods ending on or before such payment for such Junior Dividend Stock or Junior Liquidation Stock (as hereinafter defined) shall have been paid or declared and set apart for payment.

(g) No dividends or other distributions shall be declared, paid or set apart for payment on shares of any class or series of the Company's capital stock hereafter issued ranking, as to dividends, on a parity with the Series A Preferred Stock (any such class or series of the Company's capital stock being, herein referred to as "Parity Dividend Stock") for any period unless full cumulative dividends have been, or contemporaneously are, paid or declared and set apart for such payment on the Series A Preferred Stock for all dividend payment periods ending on or before the payment date of such dividends on Parity Dividend Stock. No dividends may be paid on Parity Dividend Stock except on dates on which dividends are paid on the Series A Preferred Stock. All dividends paid or declared and set apart for payment on the Series A Preferred Stock and the Parity Dividend Stock shall be paid or declared and set apart for payment pro rata so that the amount of dividends paid or declared and set apart for payment per share on the Series A Preferred Stock and the Parity Dividend Stock on any date shall in all cases bear to each other the same ratio that accrued and unpaid dividends to the date of payment on the Series A Preferred Stock and the Parity Dividend Stock bear to each other.

(h) No payment on account of the purchase, redemption, retirement or other acquisition of shares of Parity Dividend Stock or any class or series of the Company's capital stock ranking on a parity with the Series A Preferred Stock as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (any such class or series of the Company's capital stock being herein referred to as "Parity Liquidation Stock") shall be made, and, other than dividends to the extent permitted by the preceding paragraph, no distributions shall be declared, paid or set apart for payment on shares of Parity Dividend Stock or Parity Liquidation Stock, unless and until all accrued and unpaid dividends on the Series A Preferred Stock for all dividend payment periods ending on or before such payment for, or the payment date of such distributions on, such Parity Dividend Stock or Parity Liquidation Stock shall have been paid or declared and set apart for payment; provided, however, that the restrictions set forth in this sentence shall not apply to the purchase or other acquisition of Parity Dividend Stock or Parity Liquidation Stock either (A) pursuant to any employee or director incentive or benefit plan or arrangement (including any employment, severance or consulting agreement) of the Company or any subsidiary of the Company hereafter adopted or (B) in exchange solely for Junior Stock.

(i) Any reference to "distribution" contained in this Section 3 shall not be deemed to include any distribution made in connection with any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary.

4. Liquidation Preference.

(a) In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, before any payment or distribution of the assets of the Company shall be made to or Set apart for the holders of Junior Stock, the holders of the Series A Preferred Stock shall be entitled to receive in immediately available funds $1.33 per share of Series A Preferred Stock, plus an amount equal to all dividends (whether or not authorized) accumulated and unpaid without interest thereon to the date of final distribution to such holders (the "Liquidation Preference"); but such holders shall not be entitled to any further payment. If, upon any liquidation, dissolution or winding up of the Company, the assets of the Company, or proceeds thereof, distributable among the holders of the Series A Preferred Stock shall be insufficient to pay in full the Liquidation Preference and liquidating payments on any other shares of any class or series of Parity Liquidation Stock, then such assets, or the proceeds thereof, shall be distributed among the holders of Series A Preferred Stock and any such other Parity, Liquidation Stock ratably in accordance with the respective amounts that would be payable on such shares of Series A Preferred Stock and any such other shares of Parity Liquidation Stock if all amounts payable thereon were paid in full.

(b) Subject to the rights of the holders of shares of Parity Liquidation Stock, after payment shall have been made in full to the holders of the Series A Preferred Stock, as provided in this Section 4, any other series or class or classes of Junior Stock shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series A Preferred Stock shall not be entitled to share therein.

(c) For purposes of this Section 4, neither the voluntary sale, lease, conveyance, exchange, or transfer (for cash, shares of stock, securities, or other consideration) of all or substantially all of the property or assets of the Company, nor the consolidation or merger of the Company with or into one or more other corporations, shall be deemed to be a liquidation, dissolution, or winding up of the affairs of the Company, unless such voluntary sale, lease, conveyance, exchange, or transfer shall be in connection with a plan of liquidation, dissolution, or winding up of the affairs of the Company.

5. Conversion.

(a) Right of Conversion. After the initial issuance of the Series A Preferred Stock, each share of Series A Preferred Stock shall be convertible at the option of the holder thereof, at any time prior to the close of business on the fifth business day prior to the date fixed for redemption of such share as herein provided, into fully paid and nonassessable shares of Common Stock, at the rate of that number of shares of Common Stock for each full share of Series A Preferred Stock that is equal to $1.33 divided by the conversion price applicable per share of Common Stock, or into such additional or other securities, cash or property and at such other rates as required in accordance with the provisions of this Section 5. For purposes of this resolution, the "conversion price" applicable per share of Common Stock shall initially be equal to $1.33 and shall be adjusted from time to time in accordance with the provisions of this Section 5.

(b) Conversion Procedures. Any holder of shares of Series A Preferred Stock desiring to convert such shares into Common Stock shall surrender the certificate or certificates evidencing such shares of Series A Preferred Stock at the office of the transfer agent for the Series A Preferred Stock, which certificate or certificates, if the Company shall so require, shall be duly endorsed to the Company or in blank, or accompanied by proper instruments of transfer to the Company or in blank, accompanied by irrevocable written notice to the Company that the holder elects so to convert such shares of Series A Preferred Stock and specifying the name or names (with address or addresses) in which a certificate or certificates evidencing shares of Common Stock are to be issued.

Subject to Section 5(c) hereof, no payments or adjustments in respect of accumulated and unpaid dividends on shares of Series A Preferred Stock surrendered for conversion or on account of any dividend on the Common Stock issued upon conversion shall be made upon the conversion of any shares of Series A Preferred Stock; provided, however, that to the extent the Board of Directors of the Company have declared prior to the date of conversion payment of any accumulated and unpaid dividends on shares of Series A Preferred Stock a holder of Series A Preferred Stock shall retain the right to receive such declared dividends notwithstanding the conversion of any shares of Series A Preferred Stock.

The Company shall, as soon as practicable after such deposit of certificates evidencing shares of Series A Preferred Stock accompanied by the written notice and compliance with any other conditions herein contained, deliver at such office of such transfer agent to the person for whose account such shares of Series A Preferred Stock were so surrendered, or to the nominee or nominees of such person, certificates evidencing the number of full shares of Common Stock to which such person shall be entitled as aforesaid, together with a cash adjustment in respect of any fraction of a share of Common Stock as provided in Section 5(d). Such conversion shall be deemed to have been made as of the date of such notice, compliance and surrender of the shares of Series A Preferred Stock to be converted, and the person or persons entitled to receive the Common Stock deliverable upon conversion of such Series A Preferred Stock shall be treated for all purposes as the record holder or holders of such Common Stock on such date.

(c) Adjustment of Conversion Price. The conversion price at which a share of Series A Preferred Stock is convertible into Common Stock shall be subject to adjustment from time to time as follows:

(i) If the Company shall (A) pay a dividend or make a distribution on its stock in Common Stock or any security convertible into or exchangeable for Common Stock, (B) subdivide its outstanding Common Stock into a greater number of shares, (C) combine its outstanding Common Stock, into a smaller number of shares or (D) issue any shares of capital stock by reclassification of its Common Stock, then the conversion price in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or distribution or at the opening of business on the business day next following the day on which such subdivision, combination or reclassification becomes effective, as the case may be, shall be adjusted so that the holder of any Series A Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of such securities that such holder would have owned or have been entitled to receive after the happening of any of the events described above as if such Series A Preferred Stock had been converted immediately prior to the record date in the case of a dividend or distribution or the effective date in the case of a subdivision, combination or reclassification. An adjustment made pursuant to this subparagraph (i) shall become effective immediately after the opening of business on the business date next following the record date in the case of a dividend or distribution and shall become effective immediately after the opening of business on the business date next following the effective date in the case of a subdivision, combination or reclassification. The provision of this subparagraph (i) shall not be applicable to any transaction for which an adjustment is otherwise provided under this Section 5(c).

(ii) In case the Company shall pay or make a dividend or other distribution on its Common Stock consisting exclusively of, or shall otherwise issue to all holders of its Common Stock, right or warrants entitling the holders thereof to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (determined as provided in subparagraph (vii) of this Section 5(c)) of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights or warrants, the conversion price in effect at the opening of business on the day following the date fixed for such determination shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this subparagraph (ii), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company. The Company shall not issue any rights or warrants in respect of shares of Common Stock held in the treasury of the Company. In case any rights or warrants referred to in this subparagraph (ii) in respect of which an adjustment shall have been made shall expire unexercised within 45 days after the same shall have been distributed or issued by the Company, the conversion price shall be readjusted at the time of such expiration to the conversion price that would have been in effect if no adjustment had been made on account of the distribution or issuance of such expired rights or warrants.

(iii) If the Company shall, at any time or from time to time after the date hereof, issue, or be deemed to have issued pursuant to the provisions of this subparagraph (iii), any additional shares of Common Stock at a price per share, before deduction of any discounts, commissions, fees and other expenses of issuance and marketing, which is less than the current market price per share (determined as provided in subparagraph (vii) of this Section 5(c)) immediately prior to such issue, then the conversion price shall immediately be reduced in accordance with the following formula:

C1 = C x	(O + P) P
A

where:
C1	=	the adjusted conversion price.
C	=	the current conversion price.
O	=	the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares.
P	=	the aggregate consideration received for the issuance of such additional shares.
M	=	the current market price per share of Common Stock on the date of issuance of such additional shares.
A	=	the number of shares of Common Stock outstanding immediately after the issuance of such additional shares.

For purposes of this subparagraph (iii), the issuance by the Company of warrants, options, or other rights to acquire Common Stock or any securities or instruments convertible directly or indirectly into or exchangeable or exercisable for Common Stock (collectively, "Equity Securities"), other than Exempted Securities (as herein defined), shall be deemed to involve the immediate issuance by the Company of the maximum number of shares of Common Stock issuable upon full exercise or conversion of such Equity Securities for a consideration equal to the minimum aggregate consideration receivable by the Company upon issuance of such Equity Securities and full conversion or exercise thereof, and the shares of Common Stock deemed to be so issued shall thereafter be deemed to be outstanding as long as the Equity Securities which provide the right to acquire such shares remains outstanding. Any direct or indirect reduction in the exercise or conversion price of outstanding Equity Securities shall be deemed a new issuance of such Equity Securities to the extent of such reduction. However, in the event that any Equity Securities have been issued by the Company which have resulted in an adjustment in the conversion price pursuant to this subparagraph (iii), and such Equity Securities have not been exercised prior to the expiration of such Equity Securities, then the conversion price shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the conversion price made pursuant to the provisions of this subparagraph (iii) after the issuance of such Equity Securities) had the adjustment of the conversion price made upon the issuance of such Equity Securities been made on the basis of offering for subscription or purchase only that number of shares of Common Stock actually purchased upon the exercise of such Equity Securities actually exercised. For purposes of this subparagraph (iii), if shares are issued for consideration all or part of which is other than cash, the amount of such non-cash consideration shall be deemed to be the value thereof (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors). The provisions of this subparagraph (iii) shall not be applicable to any issuance for which an adjustment is otherwise provided under Section 5(c) or to any issuance of Common Stock upon actual exercise or actual conversion of any Equity Securities if the conversion price was fully and properly adjusted at the time such Equity Securities were issued (or, if no such adjustment was required hereunder). The term "Exempted Securities" means (A) the Common Stock issuable upon the conversion of the Series A Preferred Stock, (B) the Common Stock issuable upon the exercise of the Redeemable Common Stock Purchase Warrants (the "Warrants") being offered by the Company in connection with the Series A Preferred Stock, (C) the Common Stock issuable upon the exercise of the Warrants to be issued to Josephthal Lyon & Ross Incorporated pursuant to that certain letter dated February 23, 1996, (D) the Common Stock issuable upon the exercise of the warrants to be issued to Spencer Trask Securities Incorporated pursuant to that certain Placement Agency Agreement dated February 13, 1996, (E) Series A Preferred Stock issued by the Company pursuant to Section 3, (F) title Common Stock issuable pursuant to the conversion or exercise of all Equity Securities outstanding prior to March 1, 1996; (G) the Common stock issuable upon the exercise of that certain warrant to purchase 67,500 shares of Common Stock to be issued to Uro-Tech, Ltd. in connection with the Modification of the terms and provisions of its outstanding loan to the Company, and (H) the issuance or sale of Common Stock upon the exercise of options granted pursuant to any of the Company's stock option plans in effect as of February 29, 1996, whether or not such options are outstanding as of such date.

(iv) Subject to the last sentence of this subparagraph (iv), in case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, shares of any class or series of capital stock, cash or assets (including securities, but excluding any rights, or warrants referred to in subparagraph (ii) of this Section 5(c), any dividend or distribution paid exclusively in cash and any dividend or distribution referred to in subparagraph (i) of this Section 5(c)), the conversion price shall be reduced so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to the effectiveness of the conversion price reduction contemplated by this subparagraph (iv) by a fraction of which the numerator shall be the current market price per share (determined as provided in subparagraph (vii) of this Section 5(c)) of the Common Stock on the date fixed for the payment of such distribution (the "Reference Date") less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors), on the Reference Date, of the portion of the evidences of indebtedness, shares of capital stock, cash and assets so distributed applicable to one share of Common Stock and the denominator shall be such current market price per share of the Common Stock, such reduction to become effective immediately prior to the opening of business on the day following the Reference Date. If the Board of Directors determines the fair market value of any distribution for purposes of this subparagraph (iv) by reference to the actual or when issued trading market for any securities comprising such distribution, it must in doing so consider the prices in such market over the same period used in computing the current market price per share of Common Stock pursuant to subparagraph (vii) of this Section 5(c). For purposes of this subparagraph (iv), any dividend or distribution that includes shares of Common Stock or rights or warrants to subscribe for or purchase shares of Common Stock shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, cash, assets or shares of capital stock other than such shares of Common Stock or such rights or warrants (making any conversion price reduction required by this subparagraph (iv)) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (making any further conversion price reduction required by subparagraph (i) or (ii) of this Section 5(c), except (A) the Reference Date of such dividend or distribution as defined in this subparagraph (iv) shall be substituted as "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution or to exchange such Rights," "the date fixed for the determination of stockholders entitled to receive such rights or warrants" and "the date fixed for such determination" within the meaning of subparagraphs (i) and (ii) of this Section 5(c) and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of subparagraph (i) of this Suction 5(c)).

(v) In case the Company shall pay or make a dividend or other distribution on its Common Stock exclusively in cash (excluding any such cash dividend if the amount thereof per share of Common Stock multiplied by four does not exceed 15% of the current market price per share (determined as provided in subparagraph (vii) of this Section 5(c)) of the Common Stock on the Trading Day (as defined in Section 5(h)) next preceding the date of declaration of such dividend), the conversion price `shall be reduced so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to the effectiveness of the conversion price reduction contemplated by this subparagraph (v) by a fraction of which the numerator shall be the current market price per share (determined as provided in subparagraph (vii) of this Section 5(c)) of the Common Stock on the date fixed; for the payment of such distribution less the amount of cash so distributed and not excluded as provided above applicable to one share of Common Stock and the denominator shall be such current market price per share of the Common Stock, such reduction to become effective immediately prior to the opening of business on the day following the date fixed for the payment of such distribution.

(vi) In case a tender or exchange offer made by the Company or any subsidiary of the Company for all or any portion of the Company's Common Stock shall expire and such tender or exchange offer shall involve the payment by the Company or such subsidiary of consideration per share of Common Stock having a fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) at the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) that exceeds the current market price per share (determined as provided in subparagraph (vii) of this Section 5(c)) of the Common Stock on the Trading Day (as defined in Section 5(h)) next succeeding the Expiration Time, the conversion price shall be reduced so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to the effectiveness of the conversion price reduction contemplated by this subparagraph (vi) by a fraction of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time multiplied by the current market price per share (determined as provided in subparagraph (vii) of this Section 5(c)) of the Common Stock on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the current market price per share (determined as provided in subparagraph (vii) of this Section 5(c)) of the Common Stock on the Trading Day next succeeding the Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time.

(vii) For the purpose of any computation under subparagraph (ii), (iii), (iv) and (v) of this Section 5(c), the current market price per share of Common Stock on any date in question shall be deemed to be the average of the daily Closing Prices (as defined in Section 5(h)) for-the five consecutive Trading Days prior to and including the date in question; provided, however, that (1) if the "ex" date (as hereinafter defined) for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the conversion price pursuant to subparagraph (i), (ii), (iii), (iv), (v) or (vi) above ("Other Event") occurs after the third Trading Day prior to the day in question and prior to the "ex" date for the issuance or distribution requiring such computation (the "Current Events"), the Closing Price for each Trading Day prior to the "ex" date for such Other Event shall be adjusted by multiplying such Closing Price by the same fraction by which the conversion price is so required to be adjusted as a result of such Other Event, (2) if the "ex" date for any Other Event occurs after the "ex" date for the Current Event and on or prior to the date in question, the Closing Price for each Trading Day on and after the "ex" date for such Other Event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the conversion price is so required to be adjusted as a result of such Other Event, (3) if the "ex" date of any Other Event occurs on the "ex" date for the Currant Event, one of those events shall be deemed for purposes of clauses (1) and (2) of this proviso to have an "ex" date occurring prior to the "ex" date for the other event, and (4) if the "ex" date for the Current Event is on or prior to the date in question, after taking into account any adjustment required pursuant to clause (2) of this proviso, the Closing Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value on the date in question (as determined in good faith by the Board of Directors in a manner consistent with any determination of such value for purposes of paragraph (iv) or (v) of this Section 5(c), whose determination shall be conclusive and described in a resolution of the Board of Directors) of the portion of the rights, warrants, evidences of indebtedness, shares of capital stock or assets being distributed applicable to one share of Common Stock. For the purpose of any computation under subparagraph (vi) of this Section 5(c), the current market price per share of Common Stock on any date in question shall be deemed to be the average of the daily Closing Prices for such date in question and the next two succeeding Trading Days; provided, however, that if the "ex" date for any event (other than the tender or exchange offer requiring such computation) that requires an adjustment to the conversion price pursuant to subparagraph (i), (ii), (iii), (iv), (v) or (vi) above occurs after the Expiration Time for the tender or exchange offer requiring such computation and or prior to the second Trading Day following the date in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the conversion price is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term "ex" date, (1) when used with respect to any issuance or distribution, means the first date an which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution, (2) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective, and (3) when used with respect to any tender or exchange offer means the first date on which the Common Stock trades regular way on such exchange or in such market after the Expiration Time of such offer.

(viii) The Company may make such reductions in the conversion price, in addition to those required by subparagraphs (i), (ii), (iii), (iv), (v) and (vi) of this Section 5(c), as it considers to be advisable to avoid or diminish an income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes. The Company from time to time may reduce the conversion price by any amount for any period of time if the period is at least twenty days, the reduction is irrevocable during the period, and the Board of Directors of the Company shall have made a determination that such reduction would be in the best interest of the Company, which determination shall conclusive. Whenever the conversion price is reduced pursuant to the preceding sentence, the Company shall mail to holders of record of the Series A Preferred Stock a notice of the reduction at least fifteen days prior to the date the reduced conversion price takes effect, and such notice shall state the reduced conversion price and the period it will be in effect.

(ix) No adjustment in the conversion price shall be required unless such adjustment would require an increase or decrease of at least 1% in the conversion price; provided, however, that any adjustments which by reason of this subparagraph (ix) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

(x) Whenever the conversion price is adjusted as herein provided:

(1) the Company shall compute the adjusted conversion price and shall prepare a certificate signed by the Company's independent auditors setting forth the adjusted conversion price; and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the transfer agent for the Series A Preferred Stock; and

(2) a notice stating the conversion price has been adjusted and setting forth the adjusted conversion price shall forthwith be required, and as soon as practicable after it is required such notice shall be mailed by the Company to all record holders of shares of Series A Preferred Stock at their last addresses as they shall appear upon the stock transfer books of the Company.

(d) No Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of Series A Preferred Stock. If more than one certificate evidencing shares of Series A Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series A Preferred Stock so surrendered. Instead of any fractional share of Common Stock that would otherwise be issuable to a holder upon conversion of any shares of Series A Preferred Stock, the Company shall pay a cash adjustment in respect of such fractional share in an amount equal to the same fraction of the market price per share of Common Stock (as determined by the Board of Directors or in any manner prescribed by the Board of Directors, which, so long as the Common Stock is quoted on the Nasdaq National Market System, shall be the reported last sale price regular way on the Nasdaq National Market System, or so long as the Common Stock is traded on the over-the-counter market, shall be the closing bid regular way, at the close of business on the day of conversion).

(e) Reclassification, Consolidation, Merger or Sale of Assets. In the event that the Company shall be a party to any transaction (including without limitation any recapitalization or reclassification of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination of the Common Stock), any consolidation of the Company with, or merger of the Company into, any other person, any merger of another person into the Company (other than a merger which does not result in a reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company), any sale or transfer of all of substantially all of the assets of the Company or any compulsory share exchange) pursuant to which the Common Stock is converted into the right to receive other securities, cash or other property, then lawful provisions shall be made as part of the terms of such transaction whereby the holder of each share of Series A Preferred Stock then outstanding shall have the right thereafter to convert such share only into the kind and amount of securities, cash and other property receivable upon such transaction by a holder of the number of shares of Common Stock of the Company into which such share of Series A Preferred Stock could have been converted immediately prior to such transaction. The Company or the person formed by such consolidation or resulting from such merger or which acquires such assets or which acquires the Company's shares, as the case may be, shall make provisions in its certificate or articles of incorporation or other constituent document to establish such right. Such certificate or articles of incorporation or other constituent document shall provide for adjustments which, for events subsequent to the effective date of such certificate or articles of incorporation or other constituent document, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5. The above provisions shall similarly apply to successive transactions of the foregoing type.

(f) Reservation of Shares, Etc. The Company shall at all times reserve and keep available, free from preemptive rights out of its authorized and unissued stock, solely for the purpose of effecting the conversion of the Series A Preferred Stock, such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all shares of Series A Preferred Stock from time to time outstanding. The Company shall from time to time, in accordance with the laws of the State of Texas, increase the authorized number of shares of Common Stock if at any time the number of shares of authorized and unissued Common Stock shall not be sufficient to permit the conversion of all the then-outstanding shares of Series A Preferred Stock.

(g) Prior Notice of Certain Events. In case:

(i) the Company shall (1) declare any dividend (or any other distribution) on its Common Stock, other than (A) a dividend payable in shares of Common Stock or (B) a dividend payable in cash out of its retained earnings other than any special or nonrecurring or other extraordinary dividend or (2) declare or authorize a redemption or repurchase of the then-outstanding shares of Common Stock; or

(ii) the Company shall authorize the granting to all holders of Common Stock of rights, or warrants to subscribe for or purchase any shares of stock of any class or series or of any other rights or warrants; or

(iii) of any reclassification of Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value; or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company shall be required, or of the sale or transfer of all or substantially all of the assets of the Company or of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or other property; or

(iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be mailed to the holders of record of the Series A Preferred Stock, at their last addresses as they shall appear upon the stock transfer books of the Company, at least fifteen days prior to the later of the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record (if any) is to be taken for the purpose of such dividend, distribution, redemption, repurchase, rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice).

(h) Definitions. The following definitions shall apply to terms used in this Section 5:

(i) "Closing Price" of any common stock on any day shall mean the last reported sale price regular way on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices regular way of the common stock in each case on the Nasdaq National Market System, or, if the common stock is not quoted or admitted to trading on such quotation system, on the principal national securities exchange or quotation system on which the common stock is listed or admitted to trading or quoted, or, if not listed or admitted to trading or quoted on any national securities exchange or quotation system, the average of the closing bid and asked prices of the common stock in the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similarly generally accepted reporting services, or, if not so available in such manner, as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors of the Company for that purpose or, if not so available in such manner, as otherwise determined in good faith by the Board of Directors.

(ii) "Trading Day" shall mean a day on which securities traded on the national securities exchange or quotation system or in the over-the-counter market used to determine the Closing Price.

(i) Dividend or Interest Reinvestment Plans. Notwithstanding the foregoing provisions, the issuance of any shares of Common Stock pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts in shares of Common Stock under any such plan, and the issuance of any shares of Common Stock or options or rights to purchase such shares pursuant to any employee benefit plan or program of the Company or pursuant to any option, warrant, right or exercisable, exchangeable or convertible security outstanding as of the date the Series A Preferred Stock was first designated, shall not be deemed to constitute an issuance of Common Stock or exercisable, exchangeable or convertible securities by the Company to which any of the adjustment provisions described above applies. There shall also be no adjustment of the conversion price in case of the issuance of any stock (or securities convertible into or exchangeable for stock) of the Company except as specifically described in this Section 5. If any action would require adjustment of the conversion price pursuant to more than one of the provisions described above, only one adjustment shall be made and such adjustment shall be the amount of adjustment which has the highest absolute value to holders of Series A Preferred Stock.

(j) Certain Additional Rights. In case the Company shall, by dividend or otherwise, declare or make a distribution on its Common Stock referred to in Section 5(c)(iv) or 5(c)(v) (including, without limitation, dividends or distributions referred to in the last sentence of Section 5(c)(iv)), the holder of each Share of Series A Preferred Stock, upon the conversion thereof subsequent to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution and prior to the effectiveness of the conversion price adjustment in respect of such distribution, shall also be entitled to receive for each share of Common Stock into which such share of Series A Preferred Stock is converted, the portion of the shares of Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash and assets so distributed applicable to one share of Common Stock; provided, however, that, at the election of the Company (whose election shall be evidenced by a resolution of the Board of Directors) with respect to all holders so converting, the Company may, in lieu of distributing to such holder any portion of such distribution not consisting of cash or securities of the Company, pay such holder an amount in cash equal to the fair market value thereof (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors). If any conversion of a share of Series A Preferred Stock described in the immediately preceding sentence occurs prior to the payment date for a distribution to holders of Common Stock which the holder of the share of Series A Preferred Stock so converted is entitled to receive in accordance with the immediately preceding sentence, the Company may elect (such election to be evidenced by a resolution of the Board of Directors) to distribute to such holder a due bill for the shares of Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash or assets; to which such holder is so entitled, provided that such due bill (i) meets any applicable requirements of the principal national securities exchange or other market on which the Common Stock is then traded and (ii) requires payment or delivery of such shares of Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash or assets no later than the date of payment or delivery thereof to holders of shares of Common Stock receiving such distribution.

6. Redemption.

(a) Optional Redemption. The shares of Series A Preferred Stock may be redeemed at the option of the Company, to the extent it has funds legally available for such redemption, at any time, in whole or in part, subsequent to the second anniversary of the Final Closing Date, at a redemption price per share, payable in cash, equal to $1.46 plus an amount equal to all accumulated and unpaid cash dividends thereon to the date of such redemption (the "Redemption Price"), whether or not declared. The Company shall, by written notice mailed at least 30 calendar days after the Final Closing Date, give notice to each holder of Series A Preferred Stock of the Final Closing Date.

In the case of redemption of less than all of the then outstanding shares of Series A Preferred Stock, the Company shall effect such redemption pro rata. Notwithstanding the foregoing, the Company shall not redeem less than all of the shares of the Series A Preferred Stock at any time outstanding until all dividends accumulated and in arrears upon all shares of Series A Preferred Stock then outstanding for all dividend periods ending prior to the date of redemption been paid.

(b) Redemption Procedure. With respect to any redemption of shares of Series A Preferred Stock provided for in this Section 6, a notice of redemption of shares of Series A Preferred Stock (the "Redemption Notice") shall be given by first-class mail, postage prepaid, mailed at least 30 calendar days prior to the specified redemption date to each holder of the shares of Series A Preferred Stock to be redeemed, at such holder's address as the same appears on the register of the Company for the Series A Preferred Stock, provided., however, that such Redemption Notice may only be given if, for the 20 consecutive trading days preceding the notice, the closing price for the Company's Common Stock (if then listed on the Nasdaq National Market) or the closing bid for the Common Stock (if then trading on the over-the-counter market) is in excess of $2.00 per share, such $2.00 closing price or closing bid price .to be proportionately adjusted if the Conversion Price is adjusted pursuant to Section 5 herein. Each Redemption Notice shall state and include (i) the Redemption Date, (ii) a statement either (A) that all of the holder's shares of Series A Preferred Stock are being redeemed or (B) the number of such shares to be redeemed from the holder (which number will be calculated based on the holder's pro rata ownership percentage of then outstanding shares of Series A Preferred Stock), (iii) the redemption price per share, and (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price.

(c) Any Redemption Notice that is mailed as herein provided shall be conclusively presumed to have been duly given, whether or not the holder of the shares of Series A Preferred Stock receives such notice; and failure to give such notice by mail, or any defect in such notice, to the holders of any shares designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series A Preferred Stock.

(d) On or after the Redemption Date as stated in the Redemption Notice, the holders of shares of Series A Preferred Stock which have been called for redemption shall surrender certificates representing such shares to the Company at its principal place of business or as otherwise stated in the Redemption Notice, and thereupon the redemption price of such shares shall be paid by the Company in the manner specified in the Redemption Notice to the person whose name appears on such certificate or certificates as the owner thereof. If less than all the shares represented by any such surrendered certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. The Company may elect not to issue fractional shares or scrip representing fractions of shares of Series A Preferred Stock upon redemption of less than all shares of Series A Preferred Stock. Instead of any fractional interest in a share of Series A Preferred Stock that would otherwise be deliverable upon the redemption of less than all shares of Series A Preferred Stock, the Company may elect to pay to the holder of such share an amount in cash based upon $1.46 plus accumulated dividends.

(e) Notice having been given as aforesaid, if, on the date fixed for redemption, funds necessary for the redemption shall be available therefor and shall have been deposited with a bank or trust company with irrevocable instructions and authority to pay the Redemption Price to the holders of the; Series A Preferred Stock, then, notwithstanding that the certificates representing any shares so called for redemption shall not have been surrendered, dividends with respect to the shares so called shall cease to accumulate after the date fixed for redemption, such shares shall no longer be deemed outstanding, the holders thereof shall cease to be stockholders of the Company, and all rights whatsoever with respect to the shares so called for redemption (except the right of the holders to receive the Redemption Price without interest upon surrender of their certificates therefor) shall terminate. If funds legally available for such purpose are not sufficient for redemption of the Series A Preferred Stock which were to be redeemed, then Section 7 shall apply and the certificates representing shares not redeemed pursuant to Section 7 shall be deemed not to be surrendered, such shares shall remain outstanding, the right of the holder to receive payment of the Redemption Price for such shares shall terminate, and the right of holders of Series A Preferred Stock thereafter shall continue to be only those of a holder of shares of the Series A Preferred Stock.

7. Partial Payments. Upon an optional redemption by the Company, if at any time the Company does not pay amounts sufficient to redeem all shares of Series A Preferred Stock, then such funds which are paid shall be applied to redeem such shares of Series A Preferred Stock pro rata.

8. Shares to Be Retired. All shares of Series A Preferred Stock which shall have been issued and reacquired in any manner by the Company shall be restored to the status of authorized but unissued shares of preferred stock of the Company, without designation as to class or series.

9. Voting Rights.

(a) With respect to all matters submitted to a vote of the Company's common stockholders, each share of the Series A Preferred Stock shall entitle the holder thereof to a number of votes equal to the umber of shares of Common Stock (including fractional shares) into which such shares of Series A Preferred Stock could be converted from time to time. In such case, the holders of Common Stock and Series A Preferred Stock shall vote together as one class and the shares of Common Stock into which such shares of Series A Preferred Stock could be converted shall be deemed to be outstanding for all purposes.

(b) So long as any shares of Series A Preferred Stock are outstanding, in addition to any other vote or consent of shareholders required by law or by the articles of incorporation of the Company, the affirmative vote of at least a majority of the votes entitled to be cast by the holders of the Series A Preferred Stock (each such share being entitled to one vote), at the time outstanding, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose shall be necessary for effecting or validating:

(i) Any amendment, alteration or repeal of any of the provisions of the articles of incorporation or bylaws of the Company or this Statement of Designation that adversely affects the voting powers, rights or preferences of the holders of the Series A Preferred Stock; provided, however, that the amendment of the provisions of the articles of incorporation of the Company so as to authorize or create or to increase the authorized amount of any Parity Stock or any Junior Stock, (a) shall not be deemed to adversely affect the voting powers, rights or preferences of the holders of Series A Preferred Stock and (b) shall not in any case require a separate vote of the holders of Series A Preferred Stock; or

(ii) A share exchange that affects the Series A Preferred Stock, a consolidation with or merger of the Corporation into another entity, or a consolidation with or merger of another entity into the Corporation, or the voluntary sale, lease, conveyance, exchange, or transfer (for cash, shares of stock, securities, or other consideration) of all or substantially all of the property or assets of the Company; or

(iii) The authorization or creation of any shares of any class of any security convertible into shares of any class ranking prior to or on parity with the Series A Preferred Stock in the distribution of assets on any liquidation, dissolution or winding up of the Company or in the payment of dividends;

provided, however, that no such vote of the holders of Series A Preferred Stock shall be required if, at or prior to the time when such amendment, alteration or repeal is to take effect, or when the issuance of any such shares or convertible security is to be made, as the case may be, provision is made for the redemption of all shares of Series A Preferred Stock at the time outstanding in accordance with the term hereof.

FURTHER RESOLVED, that the form, terms and provisions of the Statement of Designation Establishing the Series A 8% Cumulative Convertible Redeemable Preferred Stock of Positron Corporation, in the form reviewed by the directors together with such changes therein as may be approved by the Chairman, President, or any Vice President executing and filing with the Secretary of State of the State of Texas such Designation, such approval to be conclusively evidenced by the execution thereof by such officer, be and the same hereby is in all respects approved and adopted, and the Chairman, President or any Vice President of this Company be, and each of them acting individually, is hereby authorized to execute and file with the Secretary of State of the State of Texas, in the ;name and on behalf of this Company, such Statement of Designation;

POSITRON CORPORATION

Dated: February 28, 1996	By: /s/ Gary B. Wood Gary B. Wood, Ph.D. Chairman of the Board

EXHIBIT B

AMENDMENT TO STATEMENT OF DESIGNATION SERIES C PREFERRED STOCK OF POSITRON CORPORATION

To the Secretary of State of the State of Texas:

Pursuant to the provisions of Article 2.13 of the Texas Business Corporation Act, the undersigned corporation submits the following statement for the purpose of amending the designations, preferences, limitations, and relative rights of the Series C Preferred Stock of Positron Corporation:

A. The name of the corporation is Positron Corporation (the "Company").

B. The Board of Directors by resolution duly adopted on May 4, 2004, established and designated the Series C Preferred Stock of the Company and filed such Statement of Designation with the Secretary of State of Texas;

C. No shares of the Series C Preferred Stock have been issued;

D. The following resolution was adopted by the Board of Directors of the Company on October 3, 2005 and was adopted by all necessary action on the part of the Company:

WHEREAS, the Board of Directors, pursuant to the authority vested in the Board of Directors of the Company by its Articles of Incorporation, as amended, created, out of the 10,000,000 shares of preferred stock authorized in Article Four of its Articles of Incorporation, as amended, a series of 840,000 shares of Preferred Stock, par value $1.00 per share, designated Series C Preferred Stock of the Company (the "Series C Preferred Stock");

WHEREAS, the Board of Directors believes it is in the best interests of the Company to amend the voting powers and preferences of the Series C Preferred Stock;

RESOLVED, that Section 10 of the Series C Preferred Stock Statement of Designation is hereby deleted in its entirety and replaced by the following:

10.  Voting Rights.

Each share of Series C Preferred Stock shall be entitled to 130 votes. The shares of Common Stock issuable upon conversion of the Series C Preferred Stock shall entitle the holder thereof to all voting rights provided to the Common Stock generally as a class under the Company's articles of incorporation or by law.

FURTHER RESOLVED, that the form, terms and provisions of this Amendment to the Statement of Designation Establishing the Series C Preferred Stock of Positron Corporation, in the form reviewed by the directors together with such changes therein as may be approved by the Chairman, President, or any Vice President executing and filing with the Secretary of State of the State of Texas such Amendment to the Series C Statement of Designation, such approval to be conclusively evidenced by the execution thereof by such officer, be and the same hereby is in all respects approved and adopted, and the Chairman, President or any Vice President of this Company be, and each of them acting individually, is hereby authorized to execute and file with the Secretary of State of the State of Texas, in the name and on behalf of this Company, such Amendment to the Series C Statement of Designation;

POSITRON CORPORATION

Dated: October 3, 2005	By: /s/ Patrick G. Rooney
Patrick G. Rooney, Chairman

STATEMENT OF DESIGNATION ESTABLISHING
SERIES C PREFERRED STOCK OF POSITRON CORPORATION

To the Secretary of State of the State of Texas:

Pursuant to the provisions of Article 2.13 of the Texas Business Corporation Act, the undersigned corporation submits the following statement for the purpose of establishing and designating a series of shares and determining and fixing the relative rights and preferences thereof:

A. The name of the corporation is Positron Corporation (the "Company").

B. The following resolution, establishing and designating a series of shares and determining and filing the relative rights and preferences thereof, was duly adopted by the Board of Directors of the Company on May 4, 2004.

RESOLVED, that, pursuant to the authority vested in the Board of Directors of the Company by its Articles of Incorporation, as amended, there hereby is created, out of the 10,000,000 shares of preferred stock authorized in Article Four of its Articles of Incorporation, as amended, a series of 840,000 shares of Preferred Stock, par value $1.00 per share, designated Series C Preferred Stock of the Company (the "Series C Preferred Stock"); and the designation, amount and stated value of such series of Preferred Stock and the voting powers/preferences, and relative, participating, optional and other special rights of the shares of such Series, and the qualifications, limitations or restrictions thereon, are set forth as follows:

1.  Certain Definitions. Unless the context otherwise requires, the terms defined in this Section 1 shall have the meanings herein specified.

"Closing Price" of any Common Stock on any day shall mean the last reported sale price on such day in the case of The Nasdaq Stock Market, or, if the Common Stock is not quoted or admitted to trading on such quotation system, the closing sale price in the over-the-counter market on the day in question.

"Indebtedness" shall mean, (i) all obligations for borrowed money or with respect to deposits or advances of any kind, (ii) all obligations evidenced by bonds, debentures, notes or similar instruments, (iii) all obligations upon which interest charges are customarily paid, (iv) all obligations under conditional sale or other title retention agreements relating to property acquired by the Company, (v) all obligations in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (vi) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien on property owned or acquired by the Company, whether or not the Indebtedness secured thereby has been assumed, (vii) all guarantees of Indebtedness of others, (viii) all capital lease obligations, (ix) all obligations, contingent or otherwise, in respect of letters of credit and letters of guaranty and (x) all obligations, contingent or otherwise, in respect of bankers' acceptances.

"Operating Cash Flow" shall mean the sum of net income, depreciation, change in accruals and change in accounts payable, minus change in accounts receivable, minus change in inventories.

2

"Trading Day" shall mean a day on which securities traded on the national securities exchange or quotation system or in the over-the-counter market used to determine the closing price.

2.  Designation and Number of Shares. The designation of said series of preferred stock authorized by this resolution shall be "Series C Preferred Stock" (the "Series C Preferred Stock") which shall consist of a maximum of 840,000 shares of such Series C Preferred Stock, $1.00 par value per share, which shall have the preferences, rights, qualifications, limitations, and restrictions set forth below.

3.  Rank. All shares of the Series C Preferred Stock shall rank prior, both as to payment of dividends and as to distributions of assets upon liquidation or winding up of the Company, whether voluntary or involuntary, to all of the Company's now or hereafter issued common stock, par value $.01 per share (the "Common Stock"), and to all of the Company's hereafter issued capital stock ranking junior to the Series C Preferred Stock, other than the Company's Series A Preferred Stock, par value $1.00 per share (the "Series A Preferred Stock"), both as to payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, when and if issued (the Common Stock and any other capital stock, other than the Series A Preferred Stock, being herein referred to as "Junior Stock"). The Series C Preferred Stock shall be junior both as to payment of dividends and as to distributions of assets upon liquidation or winding up of the Company, whether voluntary or involuntary, to the Series A Preferred Stock.

4.  Dividends.

(a)  The holders of shares of Series C Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors of the Company, cumulative dividends out of funds legally available therefor, at the annual rate of $0.06 per annum (the "Annual Dividend Rate"). Such dividends shall cumulate from the date issued and be paid when, as and if declared, annually on May 21st, of each year commencing on May 21, 2005 (each of such dates being a "Series C Dividend Payment Date" and each period between such dates or the date of issue, if earlier, being a "Series C Dividend Period") to the shareholders of record of Series C Preferred Stock on the respective date, not exceeding 15 days preceding such Series C Dividend Payment Date, as shall be fixed for this purpose by the Board of Directors of the Company in advance of payment of each particular dividend. Dividend payments made with respect to shares of Series C Preferred Stock shall be made in cash; provided however, if the aggregate dividends payable on all outstanding series of preferred stock plus all interest and scheduled principal payable on Indebtedness for the Series C Dividend Period exceeds 50% of the Company's Operating Cash Flow for the twelve month period ending on December 31st of the prior year ("50% of cash flow"), at the Company's option, the dividends may be payable (i) in cash up to an aggregate amount equal to 50% of cash flow, and (ii) in fully paid and nonassessable shares of Common Stock for the balance of such dividend payment. For this purpose only the value of each share of Common Stock shall be the greater of (A) 60% of the market price of the Common Stock (calculated in accordance with Section 6(d)) and (B) $0.012 per share, and the issuance of such additional shares shall constitute full payment of such dividend. The amount determined under (A) and (B) is hereinafter referred to as the "Dividend Share Price." The amount of dividends payable for the initial dividend period and any period shorter than 1 year Series C Dividend Period shall be computed on the basis of a 360-day year of twelve 30-day months.

3

(b)  All dividends paid in shares of Common Stock pursuant to subparagraph (a) shall be paid pro rata to the holders entitled thereto. Notwithstanding Section 4(a)(ii) above, in lieu of issuing fractional shares of Common Stock in connection with payment of a dividend for a Series C Dividend Period, any portion of such dividend which would otherwise result in distribution of a fractional share of Common Stock shall be paid in cash in an amount equal to the product of such fraction and the Dividend Share Price. All shares of Common Stock which may be issued as a dividend with respect to the Series C Preferred Stock will thereupon be duly authorized, validly issued, fully paid and nonassessable.

(c)  Holders of Series C Preferred Stock will not be entitled to any dividends, whether payable in cash, property or stock, in excess of the full cumulative dividends. No interest or sum of money in lieu of interest shall be payable in respect of any accumulated unpaid dividends.

(d)  No dividends or other distributions shall be declared, paid or set apart for payment on shares of Junior Stock or any other capital stock of the Company ranking junior as to dividends to the Series C Preferred Stock (the Junior Stock and any such other class or series of the Company's capital stock, other than the Series A Preferred Stock, being herein referred to as "Junior Dividend Stock"), unless full cumulative dividends have been, or contemporaneously are, paid or declared and set apart for such payment on the Series C Preferred Stock for all dividend payment periods ending on or before the payment date of such dividends on Junior Dividend Stock.

(e)  No payment on account of the purchase, redemption, retirement or other acquisition of shares of Junior Dividend Stock or any other class or series of the Company's capital stock ranking junior to the Series C Preferred Stock as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (the Junior Stock and any other class or series of the Company's capital stock ranking junior to the Series C Preferred Stock as to such distributions other than the Series A Preferred Stock, being herein referred to as "Junior Liquidation Stock") shall be made for any period unless and until all accrued and unpaid dividends on the Series C Preferred Stock for all dividend payment periods ending on or before such payment for such Junior Dividend Stock or Junior Liquidation Stock (as hereinafter defined) shall have been paid or declared and set apart for payment.

(f)  No dividends or other distributions shall be declared, paid or set apart for payment on shares of any class or series of the Company's capital stock hereafter issued ranking, as to dividends, on a parity with the Series C Preferred Stock (any such class or series of the Company's capital stock being herein referred to as "Parity Dividend Stock") for any period unless full cumulative dividends have been, or contemporaneously are, paid or declared and set apart for such payment on the Series C Preferred Stock for all dividend payment periods ending on or before the payment date of such dividends on Parity Dividend Stock. No dividends may be paid on Parity Dividend Stock except on dates on which dividends are paid on the Series C Preferred Stock. All dividends paid or declared and set apart for payment on the Series C Preferred Stock and the Parity Dividend Stock shall be paid or declared and set apart for payment pro rata so that the amount of dividends paid or declared and set apart for payment per share on the Series C Preferred Stock and the Parity Dividend Stock on any date shall in all cases bear to each other the same ratio that accrued and unpaid dividends to the date of payment on the Series C Preferred Stock and the Parity Dividend Stock bear to each other.

4

(g)  No payment on account of the purchase, redemption, retirement or other acquisition of shares of Parity Dividend Stock or any class or series of the Company's capital stock ranking on a parity with the Series C Preferred Stock as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (any such class or series of the Company's capital stock being herein referred to as "Parity Liquidation Stock") shall be made, and, other than dividends to the extent permitted by the preceding paragraph, no distributions shall be declared, paid or set apart for payment on shares of Parity Dividend Stock or Parity Liquidation Stock, unless and until all accrued and unpaid dividends on the Series C Preferred Stock for all dividend payment periods ending on or before such payment for, or the payment date of such distributions on, such Parity Dividend Stock or Parity, Liquidation Stock shall have been paid or declared and set apart for payment; provided, however, that the restrictions set forth in this sentence shall not apply to the purchase or other acquisition of Parity Dividend Stock or Parity Liquidation Stock either (A) pursuant to any employee or director incentive or benefit plan or arrangement (including any employment, severance or consulting agreement) of the Company or any subsidiary of the Company hereafter adopted or (B) in exchange solely for Junior Stock.

(h)  Any reference to "distribution" contained in this Section 3 shall not be deemed to include any distribution made in connection with any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary.

5.  Liquidation Preference.

(a)  In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, before any payment or distribution of the assets of the Company shall be made to or set apart for the holders of Parity Liquidation Stock, the holders of Series A Preferred Stock shall be paid all amounts that such holders are entitled with respect to the liquidation and dissolution of the Company. In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, before any payment or distribution of assets of the Company shall be made to or set apart for the holders of Junior Stock, the holders of the Series C Preferred Stock shall be entitled to receive in immediately available funds the sum of $1.00 per share, plus all dividends (whether or not authorized) accumulated and unpaid without interest thereon to the date of final distribution to such holders (the "Liquidation Preference"); but such holders shall not be entitled to any further payment. If, upon any liquidation, dissolution or winding up of the Company, the assets of the Company, or proceeds thereof, distributable among the holders of the Series C Preferred Stock shall be insufficient to pay in full the Liquidation Preference and liquidating payments on any other shares of any class or series of Parity Liquidation Stock, then such assets, or the proceeds thereof, shall be distributed among the holders of Series C Preferred Stock and any such other Parity Liquidation Stock ratably in accordance with the respective amounts that would be payable on such shares of Series C Preferred Stock and any such other shares of Parity Liquidation Stock if all amounts payable thereon were paid in full.

(b)  Subject to the rights of the holders of shares of Parity Liquidation Stock, after payment shall have been made in full to the holders of the Series C Preferred Stock, as provided in this Section 5, any other series or class or classes of Junior Stock shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series C Preferred Stock shall not be entitled to share therein.

5

(c)  For purposes of this Section 5, neither the voluntary sale, lease, conveyance, exchange, or transfer (for cash, shares of stock, securities, or other consideration) of all or substantially all of the property or assets of the Company, nor the consolidation or merger of the Company with or into one or more other corporations, shall be deemed to be a liquidation, dissolution, or winding up of the affairs of the Company, unless such voluntary sale, lease, conveyance, exchange, or transfer shall be in connection with a plan of liquidation, dissolution, or winding up of the affairs of the Company.

6.  Conversion.

(a)  Right of Conversion. After the initial issuance of the Series C Preferred Stock each share of Series C Preferred Stock shall be convertible at the option of the holder thereof, at any time prior to the close of business on the fifth business day prior to the date fixed for redemption of such shares as herein provided, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $1.00 by the conversion price, determined as hereinafter provided, in effect at the time of conversion for the Common Stock and then multiplying such quotient by each share of Series C Preferred Stock to be converted. For purposes of this resolution, the "Conversion Price" applicable per share of Common Stock shall initially be equal to $0.02 and shall be adjusted from time to time in accordance with the provisions of this Section 6.

(b)  Conversion Procedures. Any holder of shares of Series C Preferred Stock desiring to convert such shares into Common Stock shall surrender the certificate or certificates evidencing such shares of Series C Preferred Stock at the office of the transfer agent for the Series C Preferred Stock, which certificate or certificates, if the Company shall so require, shall be duly endorsed to the Company or in blank, or accompanied by proper instruments of transfer to the Company or in blank, accompanied by irrevocable written notice to the Company that the holder elects so to convert such shares of Series C Preferred Stock and specifying the name or names (with address or addresses) in which a certificate or certificates evidencing shares of Common Stock are to be issued.

Subject to Section 6(c) hereof, no payments or adjustments in respect of accumulated and unpaid dividends on shares of Series C Preferred Stock surrendered for conversion or on account of any dividend on the Common Stock issued upon conversion shall be made upon the conversion of any shares of Series C Preferred Stock; provided, however, that to the extent the Board of Directors of the Company have declared prior to the date of conversion payment of any accumulated and unpaid dividends on shares of Series C Preferred Stock a holder of Series C Preferred Stock shall retain the right to receive such declared dividends notwithstanding the conversion of any shares of Series C Preferred Stock.

The Company shall, as soon as practicable after such deposit of certificates evidencing share of Series C Preferred Stock accompanied by the written notice and compliance with any other conditions herein contained, deliver at such office of such transfer agent to the person for whose account such shares of Series C Preferred Stock were so surrendered, or to the nominee or nominees of such person, certificates evidencing the number of full shares of Common Stock to which such person shall be entitled as aforesaid, together with a cash adjustment in respect of any fraction of a share of Common Stock as provided in Section 6(d). Such conversion shall be deemed to have been made as of the date of such notice, compliance and surrender of the shares of Series C Preferred Stock to be converted, and the person or persons entitled to receive the Common Stock deliverable upon conversion of such Series C Preferred Stock shall be treated for all purposes as the record holder or holders of such Common Stock on such date.

(c)  Adjustment of Conversion Price. The conversion price at which a share of Series C Preferred Stock is convertible into Common Stock shall be subject to adjustment from time to time as follows:

(i)  Stock Dividends, Subdivisions, Reclassifications or Combinations. If this Corporation shall after the date of the filing of this Statement of Designation:

(1)  declare a dividend or make a distribution on its Common Stock in shares of its Common Stock,

(2)  subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or

(3)  combine or reclassify the outstanding Common Stock into a smaller number of shares,

the conversion price at which a share of Series C Preferred Stock is convertible into Common Stock in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of any shares of Series C Preferred Stock surrendered for conversion after such date shall be entitled to receive the number of shares of Common Stock that such holder would have owned or been entitled to receive had such shares been converted immediately prior to such date. Successive adjustments in the conversion price for the Series C Preferred Stock shall be made whenever any events specified above shall occur.

(ii)  Adjustment for Recapitalization, Reclassification or Substitution. If Common Stock issuable upon the conversion of shares of the outstanding Series C Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend otherwise provided for in this Section 6(c)), then and in such event each holder of shares of Preferred Stock shall have the right thereafter, upon conversion, to receive the kind and amount of stock and other securities and property receivable upon such reorganization or other change in an amount equal to the amount that such holder would have been entitled to had it immediately prior to such recapitalization, reclassification or other change converted such shares, but only to the extent such shares are actually converted, all subject to further adjustments provided herein. As a part of such recapitalization, reclassification or substitution, provision shall be made by the Company so that such holder shall thereafter be entitled to receive such stock, securities and property.

(iii)  Certificate of Adjustment. In any case of an adjustment or readjustment of the conversion price for the Series C Preferred Stock or the number of shares of Common Stock or other securities issuable upon conversion, the Company shall promptly compute such adjustment or readjustment in accordance with the provisions hereof and its chief financial officer shall prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to the holder at the holder's address as shown in the Company's books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based, including a statement of:

6

(1)  such adjustments and readjustments,

(2)  the conversion price for the Series C Preferred Stock then in effect, and

(3)  the type and amount, if any, of other property which at the time would be received upon conversion of such shares.

(d)  Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the outstanding Series C Preferred Stock. If more than one share of Series C Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Preferred Stock so surrendered. Any portion of the outstanding Series C Preferred Stock surrendered for conversion which would otherwise result in a fractional share of Common Stock shall be redeemed for cash in an amount equal to the product of such fraction multiplied the market price per share of Common Stock (as determined by the Board of Directors or in any manner prescribed by the Board of Directors, which, so long as the Common Stock is quoted on The Nasdaq Stock Market, shall be the closing price for such stock (or the average of the reported closing bid and asked prices, if no sales were reported that day) as quoted on such exchange or system on the date of determination, as reported in the Wall Street Journal, or so long as the Common Stock is traded on the over-the-counter market, shall be the closing sale price as reported by such system at the close of business on the day of conversion (or the average of the reported closing bid and asked prices, if no sales were reported that day)).

(e)  Reservation of Shares; Etc. The Company shall at all times reserve and keep available, free from preemptive rights out of its authorized and unissued stock, solely for the purpose of effecting the conversion of the Series C Preferred Stock, such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all shares of Series C Preferred Stock from time to time outstanding. If at any relevant time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all the then outstanding shares of Series C Preferred Stock, the Company will use its reasonable efforts to forthwith take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock for issuance on conversion of such Series C Preferred Stock to such number of shares as shall be sufficient for such purposes. In the event the Company does not have, after taking into account all shares reserved for outstanding warrants, options other securities convertible into Common Stock, sufficient authorized but unissued shares of Common Stock, to allow for conversion of some or all of its shares of Series C Preferred Stock, the holders of such shares of Series C Preferred Stock shall not be entitled to convert such shares to Common Stock until such time as the Company has sufficient authorized but unissued shares of Common Stock to allow for conversion.

(f)  Prior Notice of Certain Events. In case:

(i)  the Company shall (1) declare any dividend (or any other distribution) on its Common Stock, other than (A) a dividend payable in shares of Common Stock or (B) a dividend payable in cash out of its retained earnings other than any special or nonrecurring or other extraordinary dividend or (2) declare or authorize a redemption or repurchase of the then-outstanding shares of Common Stock; or

7

(ii)  the Company shall authorize the granting to all holders of Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or series or of any other rights, or warrants; or

(iii)  of any reclassification of Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value; or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company shall be required, or of the sale or transfer of all or substantially all of the assets of the Company or of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or other property; or

(iv)  of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be mailed to the holders of record of the Series C Preferred Stock, at their last addresses as they shall appear upon the stock transfer books of the Company, at least fifteen days prior to the later of the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record (if any) is to be taken for the purpose of such dividend, distribution, redemption, repurchase, rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice).

7.  Redemption.

(a)  Optional Redemption. The shares of Series C Preferred Stock may be redeemed at the option of the Company, to the extent it has funds legally available for such redemption, at any time, in whole or in part at a redemption price per share, payable in cash, equal to $1.00 plus an amount equal to all accumulated and unpaid cash dividends thereon to the date of such redemption (the "Redemption Price"), whether or not declared.

In the case of redemption of less than all of the then outstanding shares of Series C Preferred Stock, the Company shall effect such redemption pro rata. Notwithstanding the foregoing, the Company shall not redeem less than all of the shares of the Series C Preferred Stock at any time outstanding until all dividends accumulated and in arrears upon all shares of Series C Preferred Stock then outstanding for all dividend periods ending prior to the date of redemption been paid.

8

(b)  Redemption Procedure. With respect to any redemption of shares of Series C Preferred Stock provided for in this Section 7, a notice of redemption of shares of Series C Preferred Stock (the "Redemption Notice") shall be given by first-class mail, postage prepaid, mailed at least 30 calendar days prior to the specified redemption date to each holder of the shares of Series C Preferred Stock to be redeemed, at such holder's address as the same appears on the register of the Company for the Series C Preferred Stock. Each Redemption Notice shall state and include (i) the Redemption Date, (ii) a statement either (A) that all of the holder's shares of Series C Preferred Stock are being redeemed or (B) the number of such shares to be redeemed from the holder (which number will be calculated based on the holder's pro rata ownership percentage of then outstanding shares of Series C Preferred Stock), (iii) the Redemption Price per share, and (iv) the place or places where certificates for such shares are to be surrendered for payment of the Redemption Price.

(c)  Any Redemption Notice that is mailed as herein provided shall be conclusively presumed to have been duly given, whether or not the holder of the shares of Series C Preferred Stock receives such notice; and failure to give such notice by mail, or any defect in such notice, to the holders of any shares designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series C Preferred Stock.

(d)  On or after the Redemption Date as stated in the Redemption Notice, the holders of shares of Series C Preferred Stock which have been called for redemption shall surrender certificates representing such shares to the Company at its principal place of business or as otherwise stated in the Redemption Notice, and thereupon the redemption price of such shares shall be paid by the Company in the manner specified in the Redemption Notice to the person whose name appears on such certificate or certificates as the owner thereof. If less than all the shares represented by any such surrendered certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. In lieu of issuing any fractional interest in a share of Series C Preferred Stock that would otherwise be deliverable upon the redemption of less than all shares of Series C Preferred Stock, the Company shall pay to the holder of such share an amount in cash based upon $1.00 plus accumulated dividends.

(e)  Notice having been given as aforesaid, if, on the date fixed for redemption, funds necessary for the redemption shall be available therefor and shall have been deposited with a bank or trust company with irrevocable instructions and authority to pay the Redemption Price to the holders of the Series C Preferred Stock, then, notwithstanding that the certificates representing any shares so called for redemption shall not have been surrendered, dividends with respect to the shares so called shall cease to accumulate after the date fixed for redemption, such shares shall no longer be deemed outstanding, the holders thereof shall cease to be stockholders of the Company, and all rights whatsoever with respect to the shares so called for redemption (except the right of the holders to receive the Redemption Price without interest upon surrender of their certificates therefor) shall terminate. If funds legally available for such purpose are not sufficient for redemption of the Series C Preferred Stock which were to be redeemed, then Section 8 shall apply and the certificates representing shares not redeemed pursuant to Section 8 shall be deemed not to be surrendered, such shares shall remain outstanding, the right of the holder to receive payment of the Redemption Price for such shares shall terminate, and the right of holders of Series C Preferred Stock thereafter shall continue to be only those of a holder of shares of the Series C Preferred Stock.

9

8.  Partial Payments. Upon an optional redemption by the Company, if at any time the Company does not pay amounts sufficient to redeem all shares of Series C Preferred Stock, then such funds which are paid shall be applied to redeem such shares of Series C Preferred Stock pro rata.

9.  Shares to Be Retired. All shares of Series C Preferred Stock which shall have been issued and reacquired in any manner by the Company shall be restored to the status of authorized but unissued shares of preferred stock of the Company, without designation as to class or series.

10.  Voting Rights.

(a)  Subject to Section 10(b) below, shares of Series C Preferred Stock shall not entitle the holder thereof to voting rights. The shares of Common Stock issuable upon conversion of the Series C Preferred Stock shall entitle the holder thereof to all voting rights provided to the Common Stock generally as a class under the Company's articles of incorporation or by law.

(b)  Notwithstanding the foregoing, so long as any shares of Series C Preferred Stock are outstanding, the affirmative vote of at least a majority of the votes entitled to be cast by the holders of the Series C Preferred Stock (each such share being entitled to one vote), voting separately as a class, at the time outstanding, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose shall be necessary for effecting or validating:

(i)  Any amendment, alteration or repeal of any of the provisions of the articles of incorporation or bylaws of the Company or this Statement of Designation that adversely affects the voting powers, (as limited herein to those provided by Section 10(b)(i)-(iii)), rights or preferences of the holders of the Series C Preferred Stock; provided, however, that the amendment of the provisions of the articles of incorporation of the Company so as to authorize or create or to increase the authorized amount of any Parity Stock or any Junior Stock, (a) shall not be deemed to adversely affect the voting powers, rights or preferences of the holders of Series C Preferred Stock and (b) shall not in any case require a separate vote of the holders of Series C Preferred Stock; or

(ii)  A share exchange that affects the Series C Preferred Stock, a consolidation with or merger of the Corporation into another entity, or a consolidation with or merger of another entity into the Corporation, or the voluntary sale, lease, conveyance, exchange, or transfer (for cash, shares of stock, securities, or other consideration) of all or substantially all of the property or assets of the Company; or

(iii)  The authorization or creation of any shares of any class of any security convertible into shares of any class ranking prior to or on parity with the Series C Preferred Stock in the distribution of assets on any liquidation, dissolution or winding up of the Company or in the payment of dividends;

provided, however, that no such vote of the holders of Series C Preferred Stock shall be required if, at or prior to the time when such amendment, alteration or repeal is to take effect, or when the issuance of any such shares or convertible security is to be made, as the case may be, provision is made for the redemption of all shares of Series C Preferred Stock at the time outstanding in accordance with the terms hereof.

10

FURTHER RESOLVED, that the form, terms and provisions of the Statement of Designation Establishing the Series C Preferred Stock of Positron Corporation, in the form reviewed by the directors together with such changes therein as may be approved by the Chairman, President, or any Vice President executing and filing with the Secretary of State of the State of Texas such Designation, such approval to be conclusively evidenced by the execution thereof by such officer, be and the same hereby is in all respects approved and adopted, and the Chairman, President or any Vice President of this Company be, and each of them acting individually, is hereby authorized to execute and file with the Secretary of State of the State of Texas, in the name and on behalf of this Company, such Statement of Designation;

POSITRON CORPORATION

Dated: May 21, 2004	By: /s/ Gary H. Brooks
Gary H. Brooks
President

11

EXHIBIT C

STATEMENT OF DESIGNATION ESTABLISHING
SERIES D PREFERRED STOCK OF POSITRON CORPORATION

To the Secretary of State of the State of Texas:

Pursuant to the provisions of Article 2.13 of the Texas Business Corporation Act, the undersigned corporation submits the following statement for the purpose of establishing and designating a series of shares and determining and fixing the relative rights and preferences thereof:

A. The name of the corporation is Positron Corporation (the "Company").

B. The following resolution, establishing and designating a series of shares and determining and filing the relative rights and preferences thereof, was duly adopted by the Board of Directors of the Company on May 4, 2004.

RESOLVED, that, pursuant to the authority vested in the Board of Directors of the Company by its Articles of Incorporation, as amended, there hereby is created, out of the 10,000,000 shares of preferred stock authorized in Article Four of its Articles of Incorporation, as amended, a series of 1,560,000 shares of Preferred Stock, par value $1.00 per share, designated Series D Preferred Stock of the Company (the "Series D Preferred Stock"); and the designation, amount and stated value of such series of Preferred Stock and the voting powers/preferences, and relative, participating, optional and other special rights of the shares of such Series, and the qualifications, limitations or restrictions thereon, are set forth as follows:

1.  Certain Definitions. Unless the context otherwise requires, the terms defined in this Section 1 shall have the meanings herein specified.

"Closing Price" of any Common Stock on any day shall mean the last reported sale price on such day in the case of The NASDAQ Stock Market, or, if the Common Stock is not quoted or admitted to trading on such quotation system, the closing sale price in the over-the-counter market on the day in question.

"Indebtedness" shall mean, (i) all obligations for borrowed money or with respect to deposits or advances of any kind, (ii) all obligations evidenced by bonds, debentures, notes or similar instruments, (iii) all obligations upon which interest charges are customarily paid, (iv) all obligations under conditional sale or other title retention agreements relating to property acquired by the Company, (v) all obligations in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (vi) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien on property owned or acquired by the Company, whether or not the Indebtedness secured thereby has been assumed, (vii) all guarantees of Indebtedness of others, (viii) all capital lease obligations, (ix) all obligations, contingent or otherwise, in respect of letters of credit and letters of guaranty and (x) all obligations, contingent or otherwise, in respect of bankers' acceptances.

"Operating Cash Flow" shall mean the sum of net income, depreciation, change in accruals and change in accounts payable, minus change in accounts receivable, minus change in inventories.

"Trading Day" shall mean a day on which securities traded on the national securities exchange or quotation system or in the over-the-counter market used to determine the closing price.

2.  Designation and Number of Shares. The designation of said series of preferred stock authorized by this resolution shall be "Series D Preferred Stock" (the "Series D Preferred Stock") which shall consist of a maximum of 1,560,000 shares of such Series D Preferred Stock, $1.00 par value per share, which shall have the preferences, rights, qualifications, limitations, and restrictions set forth below.

3.  Rank. All shares of the Series D Preferred Stock shall rank prior, both as to payment of dividends and as to distributions of assets upon liquidation or winding up of the Company, whether voluntary or involuntary, to all of the Company's now or hereafter issued common stock, par value $.01 per share (the "Common Stock"), and to all of the Company's hereafter issued capital stock ranking junior to the Series D Preferred Stock, other than the Company's Series A Preferred Stock, par value $1.00 per share (the "Series A Preferred Stock") and Series C Preferred Stock, par value $1.00 per share (the "Series C Preferred Stock"), both as to payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, when and if issued (the Common Stock and any other capital stock, other than the Series A Preferred Stock and Series C Preferred Stock, being herein referred to as "Junior Stock"). The Series D Preferred Stock shall be junior both as to payment of dividends and as to distributions of assets upon liquidation or winding up of the Company, whether voluntary or involuntary, to the Series A Preferred Stock and Series C Preferred Stock.

4.  Dividends.

(a)  The holders of shares of Series D Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors of the Company, cumulative dividends out of funds legally available therefor, at the annual rate of $0.06 per annum (the "Annual Dividend Rate"). Such dividends shall cumulate from the date issued and be paid when, as and if declared, annually on May 21st of each year commencing on May 21, 2005 (each of such dates being a "Series D Dividend Payment Date" and each period between such dates or the date of issue, if earlier, being a "Series D Dividend Period") to the shareholders of record of Series D Preferred Stock on the respective date, not exceeding 15 days preceding such Series D Dividend Payment Date, as shall be fixed for this purpose by the Board of Directors of the Company in advance of payment of each particular dividend. Dividend payments made with respect to shares of Series D Preferred Stock shall be made in cash; provided however, if the aggregate dividends payable on all outstanding series of preferred stock plus all interest and scheduled principal payable on Indebtedness for the Series D Dividend Period exceeds 50% of the Company's Operating Cash Flow for the twelve month period ending on December 31st of the prior year ("50% of cash flow"), at the Company's option, the dividends may be payable (i) in cash up to an aggregate amount equal to 50% of cash flow, and (ii) in fully paid and nonassessable shares of Common Stock for the balance of such dividend payment. For this purpose only the value of each share of Common Stock shall be the greater of (A) 60% of the market price of the Common Stock (calculated in accordance with Section 6(d)) and (B) $0.015 per share, and the issuance of such additional shares shall constitute full payment of such dividend. The amount determined under (A) and (B) is hereinafter referred to as the "Dividend Share Price." The amount of dividends payable for the initial dividend period and any period shorter than 1 year Series D Dividend Period shall be computed on the basis of a 360-day year of twelve 30-day months.

2

(b)  All dividends paid in shares of Common Stock pursuant to subparagraph (a) shall be paid pro rata to the holders entitled thereto. Notwithstanding Section 4(a)(ii) above, in lieu of issuing fractional shares of Common Stock in connection with payment of a dividend for a Series D Dividend Period, any portion of such dividend which would otherwise result in distribution of a fractional share of Common Stock shall be paid in cash in an amount equal to the product of such fraction and the Dividend Share Price. All shares of Common Stock which may be issued as a dividend with respect to the Series D Preferred Stock will thereupon be duly authorized, validly issued, fully paid and nonassessable.

(c)  Holders of Series D Preferred Stock will not be entitled to any dividends, whether payable in cash, property or stock, in excess of the full cumulative dividends. No interest or sum of money in lieu of interest shall be payable in respect of any accumulated unpaid dividends.

(d)  No dividends or other distributions shall be declared, paid or set apart for payment on shares of Junior Stock or any other capital stock of the Company ranking junior as to dividends to the Series D Preferred Stock (the Junior Stock and any such other class or series of the Company's capital stock, other than the Series A Preferred Stock and Series C Preferred Stock, being herein referred to as "Junior Dividend Stock"), unless full cumulative dividends have been, or contemporaneously are, paid or declared and set apart for such payment on the Series D Preferred Stock for all dividend payment periods ending on or before the payment date of such dividends on Junior Dividend Stock.

(e)  No payment on account of the purchase, redemption, retirement or other acquisition of shares of Junior Dividend Stock or any other class or series of the Company's capital stock ranking junior to the Series D Preferred Stock as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (the Junior Stock and any other class or series of the Company's capital stock ranking junior to the Series D Preferred Stock as to such distributions other than the Series A Preferred Stock and Series C Preferred Stock, being herein referred to as "Junior Liquidation Stock") shall be made for any period unless and until all accrued and unpaid dividends on the Series D Preferred Stock for all dividend payment periods ending on or before such payment for such Junior Dividend Stock or Junior Liquidation Stock (as hereinafter defined) shall have been paid or declared and set apart for payment.

(f)  No dividends or other distributions shall be declared, paid or set apart for payment on shares of any class or series of the Company's capital stock hereafter issued ranking, as to dividends, on a parity with the Series D Preferred Stock (any such class or series of the Company's capital stock being herein referred to as "Parity Dividend Stock") for any period unless full cumulative dividends have been, or contemporaneously are, paid or declared and set apart for such payment on the Series D Preferred Stock for all dividend payment periods ending on or before the payment date of such dividends on Parity Dividend Stock. No dividends may be paid on Parity Dividend Stock except on dates on which dividends are paid on the Series D Preferred Stock. All dividends paid or declared and set apart for payment on the Series D Preferred Stock and the Parity Dividend Stock shall be paid or declared and set apart for payment pro rata so that the amount of dividends paid or declared and set apart for payment per share on the Series D Preferred Stock and the Parity Dividend Stock on any date shall in all cases bear to each other the same ratio that accrued and unpaid dividends to the date of payment on the Series D Preferred Stock and the Parity Dividend Stock bear to each other.

3

(g)  No payment on account of the purchase, redemption, retirement or other acquisition of shares of Parity Dividend Stock or any class or series of the Company's capital stock ranking on a parity with the Series D Preferred Stock as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (any such class or series of the Company's capital stock being herein referred to as "Parity Liquidation Stock") shall be made, and, other than dividends to the extent permitted by the preceding paragraph, no distributions shall be declared, paid or set apart for payment on shares of Parity Dividend Stock or Parity Liquidation Stock, unless and until all accrued and unpaid dividends on the Series D Preferred Stock for all dividend payment periods ending on or before such payment for, or the payment date of such distributions on, such Parity Dividend Stock or Parity, Liquidation Stock shall have been paid or declared and set apart for payment; provided, however, that the restrictions set forth in this sentence shall not apply to the purchase or other acquisition of Parity Dividend Stock or Parity Liquidation Stock either (A) pursuant to any employee or director incentive or benefit plan or arrangement (including any employment, severance or consulting agreement) of the Company or any subsidiary of the Company hereafter adopted or (B) in exchange solely for Junior Stock.

(h)  Any reference to "distribution" contained in this Section 4 shall not be deemed to include any distribution made in connection with any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary.

5.  Liquidation Preference.

(a)  In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, before any payment or distribution of the assets of the Company shall be made to or set apart for the holders of Parity Liquidation Stock, the holders of Series A Preferred Stock then Series C Preferred Stock shall be paid all amounts that such holders are entitled with respect to the liquidation and dissolution of the Company. In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, before any payments or distribution of the assets of the Company shall be made to or set apart for the holders of Junior Stock, the holders of the Series D Preferred Stock shall be entitled to receive in immediately available funds the sum of $1.00 per share, plus all dividends (whether or not authorized) accumulated and unpaid without interest thereon to the date of final distribution to such holders (the "Liquidation Preference"); but such holders shall not be entitled to any further payment. If, upon any liquidation, dissolution or winding up of the Company, the assets of the Company, or proceeds thereof, distributable among the holders of the Series D Preferred Stock shall be insufficient to pay in full the Liquidation Preference and liquidating payments on any other shares of any class or series of Parity Liquidation Stock, then such assets, or the proceeds thereof, shall be distributed among the holders of Series D Preferred Stock and any such other Parity Liquidation Stock ratably in accordance with the respective amounts that would be payable on such shares of Series D Preferred Stock and any such other shares of Parity Liquidation Stock if all amounts payable thereon were paid in full.

(b)  Subject to the rights of the holders of shares of Parity Liquidation Stock, after payment shall have been made in full to the holders of the Series D Preferred Stock, as provided in this Section 5, any other series or class or classes of Junior Stock shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series D Preferred Stock shall not be entitled to share therein.

4

(c)  For purposes of this Section 5, neither the voluntary sale, lease, conveyance, exchange, or transfer (for cash, shares of stock, securities, or other consideration) of all or substantially all of the property or assets of the Company, nor the consolidation or merger of the Company with or into one or more other corporations, shall be deemed to be a liquidation, dissolution, or winding up of the affairs of the Company, unless such voluntary sale, lease, conveyance, exchange, or transfer shall be in connection with a plan of liquidation, dissolution, or winding up of the affairs of the Company.

6.  Conversion.

(a)  Right of Conversion. After the initial issuance of the Series D Preferred Stock each share of Series D Preferred Stock shall be convertible at the option of the holder thereof, at any time prior to the close of business on the fifth business day prior to the date fixed for redemption of such shares as herein provided, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $1.00 by the conversion price, determined as hereinafter provided, in effect at the time of conversion for the Common Stock and then multiplying such quotient by each share of Series D Preferred Stock to be converted. For purposes of this resolution, the "Conversion Price" applicable per share of Common Stock shall initially be equal to $0.025 and shall be adjusted from time to time in accordance with the provisions of this Section 6.

(b)  Conversion Procedures. Any holder of shares of Series D Preferred Stock desiring to convert such shares into Common Stock shall surrender the certificate or certificates evidencing such shares of Series D Preferred Stock at the office of the transfer agent for the Series D Preferred Stock, which certificate or certificates, if the Company shall so require, shall be duly endorsed to the Company or in blank, or accompanied by proper instruments of transfer to the Company or in blank, accompanied by irrevocable written notice to the Company that the holder elects so to convert such shares of Series D Preferred Stock and specifying the name or names (with address or addresses) in which a certificate or certificates evidencing shares of Common Stock are to be issued.

Subject to Section 6(c) hereof, no payments or adjustments in respect of accumulated and unpaid dividends on shares of Series D Preferred Stock surrendered for conversion or on account of any dividend on the Common Stock issued upon conversion shall be made upon the conversion of any shares of Series D Preferred Stock; provided, however, that to the extent the Board of Directors of the Company have declared prior to the date of conversion payment of any accumulated and unpaid dividends on shares of Series D Preferred Stock a holder of Series D Preferred Stock shall retain the right to receive such declared dividends notwithstanding the conversion of any shares of Series D Preferred Stock.

The Company shall, as soon as practicable after such deposit of certificates evidencing share of Series D Preferred Stock accompanied by the written notice and compliance with any other conditions herein contained, deliver at such office of such transfer agent to the person for whose account such shares of Series D Preferred Stock were so surrendered, or to the nominee or nominees of such person, certificates evidencing the number of full shares of Common Stock to which such person shall be entitled as aforesaid, together with a cash adjustment in respect of any fraction of a share of Common Stock as provided in Section 6(d). Such conversion shall be deemed to have been made as of the date of such notice, compliance and surrender of the shares of Series D Preferred Stock to be converted, and the person or persons entitled to receive the Common Stock deliverable upon conversion of such Series D Preferred Stock shall be treated for all purposes as the record holder or holders of such Common Stock on such date.

5

(c)  Adjustment of Conversion Price. The conversion price at which a share of Series D Preferred Stock is convertible into Common Stock shall be subject to adjustment from time to time as follows:

(i)  Stock Dividends, Subdivisions, Reclassifications or Combinations. If this Corporation shall after the date of the filing of this Statement of Designation:

(1)  declare a dividend or make a distribution on its Common Stock in shares of its Common Stock,

(2)  subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or

(3)  combine or reclassify the outstanding Common Stock into a smaller number of shares,

the conversion price at which a share of Series D Preferred Stock is convertible into Common Stock in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of any shares of Series D Preferred Stock surrendered for conversion after such date shall be entitled to receive the number of shares of Common Stock that such holder would have owned or been entitled to receive had such shares been converted immediately prior to such date. Successive adjustments in the conversion price for the Series D Preferred Stock shall be made whenever any events specified above shall occur.

(ii)  Adjustment for Recapitalization, Reclassification or Substitution. If Common Stock issuable upon the conversion of shares of the outstanding Series D Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend otherwise provided for in this Section 6(c)), then and in such event each holder of shares of Preferred Stock shall have the right thereafter, upon conversion, to receive the kind and amount of stock and other securities and property receivable upon such reorganization or other change in an amount equal to the amount that such holder would have been entitled to had it immediately prior to such recapitalization, reclassification or other change converted such shares, but only to the extent such shares are actually converted, all subject to further adjustments provided herein. As a part of such recapitalization, reclassification or substitution, provision shall be made by the Company so that such holder shall thereafter be entitled to receive such stock, securities and property.

(iii)  Certificate of Adjustment. In any case of an adjustment or readjustment of the conversion price for the Series D Preferred Stock or the number of shares of Common Stock or other securities issuable upon conversion, the Company shall promptly compute such adjustment or readjustment in accordance with the provisions hereof and its chief financial officer shall prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to the holder at the holder's address as shown in the Company's books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based, including a statement of:

6

(1)  such adjustments and readjustments,

(2)  the conversion price for the Series D Preferred Stock then in effect, and

(3)  the type and amount, if any, of other property which at the time would be received upon conversion of such shares.

(d)  Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the outstanding Series D Preferred Stock. If more than one share of Series D Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Preferred Stock so surrendered. Any portion of the outstanding Series D Preferred Stock surrendered for conversion which would otherwise result in a fractional share of Common Stock shall be redeemed for cash in an amount equal to the product of such fraction multiplied the market price per share of Common Stock (as determined by the Board of Directors or in any manner prescribed by the Board of Directors, which, so long as the Common Stock is quoted on The NASDAQ Stock Market, shall be the closing price for such stock (or the average of the reported closing bid and asked prices, if no sales were reported that day) as quoted on such exchange or system on the date of determination, as reported in the Wall Street Journal, or so long as the Common Stock is traded on the over-the-counter market, shall be the closing sale price as reported by such system at the close of business on the day of conversion (or the average of the reported closing bid and asked prices, if no sales were reported that day)).

(e)  Reservation of Shares; Etc. The Company shall at all times reserve and keep available, free from preemptive rights out of its authorized and unissued stock, solely for the purpose of effecting the conversion of the Series D Preferred Stock, such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all shares of Series D Preferred Stock from time to time outstanding. If at any relevant time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all the then outstanding shares of Series D Preferred Stock, the Company will use its reasonable efforts to forthwith take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock for issuance on conversion of such Series D Preferred Stock to such number of shares as shall be sufficient for such purposes. In the event the Company does not have, after taking into account all shares reserved for outstanding warrants, options other securities convertible into Common Stock, sufficient authorized but unissued shares of Common Stock, to allow for conversion of some or all of its shares of Series D Preferred Stock, the holders of such shares of Series D Preferred Stock shall not be entitled to convert such shares to Common Stock until such time as the Company has sufficient authorized but unissued shares of Common Stock to allow for conversion.

(f)  Prior Notice of Certain Events. In case:

(i)  the Company shall (1) declare any dividend (or any other distribution) on its Common Stock, other than (A) a dividend payable in shares of Common Stock or (B) a dividend payable in cash out of its retained earnings other than any special or nonrecurring or other extraordinary dividend or (2) declare or authorize a redemption or repurchase of the then-outstanding shares of Common Stock; or

7

(ii)  the Company shall authorize the granting to all holders of Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or series or of any other rights, or warrants; or

(iii)  of any reclassification of Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value; or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company shall be required, or of the sale or transfer of all or substantially all of the assets of the Company or of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or other property; or

(iv)  of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be mailed to the holders of record of the Series D Preferred Stock, at their last addresses as they shall appear upon the stock transfer books of the Company, at least fifteen days prior to the later of the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record (if any) is to be taken for the purpose of such dividend, distribution, redemption, repurchase, rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice).

7.  Redemption.

(a)  Optional Redemption. The shares of Series D Preferred Stock may be redeemed at the option of the Company, to the extent it has funds legally available for such redemption, at any time, in whole or in part at a redemption price per share, payable in cash, equal to $1.00 plus an amount equal to all accumulated and unpaid cash dividends thereon to the date of such redemption (the "Redemption Price"), whether or not declared.

In the case of redemption of less than all of the then outstanding shares of Series D Preferred Stock, the Company shall effect such redemption pro rata. Notwithstanding the foregoing, the Company shall not redeem less than all of the shares of the Series D Preferred Stock at any time outstanding until all dividends accumulated and in arrears upon all shares of Series D Preferred Stock then outstanding for all dividend periods ending prior to the date of redemption been paid.

8

(b)  Redemption Procedure. With respect to any redemption of shares of Series D Preferred Stock provided for in this Section 7, a notice of redemption of shares of Series D Preferred Stock (the "Redemption Notice") shall be given by first-class mail, postage prepaid, mailed at least 30 calendar days prior to the specified redemption date to each holder of the shares of Series D Preferred Stock to be redeemed, at such holder's address as the same appears on the register of the Company for the Series D Preferred Stock. Each Redemption Notice shall state and include (i) the Redemption Date, (ii) a statement either (A) that all of the holder's shares of Series D Preferred Stock are being redeemed or (B) the number of such shares to be redeemed from the holder (which number will be calculated based on the holder's pro rata ownership percentage of then outstanding shares of Series D Preferred Stock), (iii) the Redemption Price per share, and (iv) the place or places where certificates for such shares are to be surrendered for payment of the Redemption Price.

(c)  Any Redemption Notice that is mailed as herein provided shall be conclusively presumed to have been duly given, whether or not the holder of the shares of Series D Preferred Stock receives such notice; and failure to give such notice by mail, or any defect in such notice, to the holders of any shares designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series D Preferred Stock.

(d)  On or after the Redemption Date as stated in the Redemption Notice, the holders of shares of Series D Preferred Stock which have been called for redemption shall surrender certificates representing such shares to the Company at its principal place of business or as otherwise stated in the Redemption Notice, and thereupon the redemption price of such shares shall be paid by the Company in the manner specified in the Redemption Notice to the person whose name appears on such certificate or certificates as the owner thereof. If less than all the shares represented by any such surrendered certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. In lieu of issuing any fractional interest in a share of Series D Preferred Stock that would otherwise be deliverable upon the redemption of less than all shares of Series D Preferred Stock, the Company shall pay to the holder of such share an amount in cash based upon $1.00 plus accumulated dividends.

(e)  Notice having been given as aforesaid, if, on the date fixed for redemption, funds necessary for the redemption shall be available therefor and shall have been deposited with a bank or trust company with irrevocable instructions and authority to pay the Redemption Price to the holders of the Series D Preferred Stock, then, notwithstanding that the certificates representing any shares so called for redemption shall not have been surrendered, dividends with respect to the shares so called shall cease to accumulate after the date fixed for redemption, such shares shall no longer be deemed outstanding, the holders thereof shall cease to be stockholders of the Company, and all rights whatsoever with respect to the shares so called for redemption (except the right of the holders to receive the Redemption Price without interest upon surrender of their certificates therefor) shall terminate. If funds legally available for such purpose are not sufficient for redemption of the Series D Preferred Stock which were to be redeemed, then Section 8 shall apply and the certificates representing shares not redeemed pursuant to Section 8 shall be deemed not to be surrendered, such shares shall remain outstanding, the right of the holder to receive payment of the Redemption Price for such shares shall terminate, and the right of holders of Series D Preferred Stock thereafter shall continue to be only those of a holder of shares of the Series D Preferred Stock.

9

8.  Partial Payments. Upon an optional redemption by the Company, if at any time the Company does not pay amounts sufficient to redeem all shares of Series D Preferred Stock, then such funds which are paid shall be applied to redeem such shares of Series D Preferred Stock pro rata.

9.  Shares to Be Retired. All shares of Series D Preferred Stock which shall have been issued and reacquired in any manner by the Company shall be restored to the status of authorized but unissued shares of preferred stock of the Company, without designation as to class or series.

10.  Voting Rights.

(a)  Subject to Section 10(b) below, the shares of Series D Preferred Stock shall not entitle the holder thereof to voting rights. The shares of Common Stock issuable upon conversion of the Series D Preferred Stock shall entitle the holder thereof to all voting rights provided to the Common Stock generally as a class under the Company's articles of incorporation or by law.

(b)  Notwithstanding the foregoing, so long as any shares of Series D Preferred Stock are outstanding, the affirmative vote of at least a majority of the votes entitled to be cast by the holders of the Series D Preferred Stock (each such share being entitled to one vote), voting separately as a class, at the time outstanding, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose shall be necessary for effecting or validating:

(i)  Any amendment, alteration or repeal of any of the provisions of the articles of incorporation or bylaws of the Company or this Statement of Designation that adversely affects the voting powers (as limited herein to those provided by Section 10(b)(i)-(iii)), rights or preferences of the holders of the Series D Preferred Stock; provided, however, that the amendment of the provisions of the articles of incorporation of the Company so as to authorize or create or to increase the authorized amount of any Parity Stock or any Junior Stock, (a) shall not be deemed to adversely affect the voting powers, rights or preferences of the holders of Series D Preferred Stock and (b) shall not in any case require a separate vote of the holders of Series D Preferred Stock; or

(ii)  A share exchange that affects the Series D Preferred Stock, a consolidation with or merger of the Corporation into another entity, or a consolidation with or merger of another entity into the Corporation, or the voluntary sale, lease, conveyance, exchange, or transfer (for cash, shares of stock, securities, or other consideration) of all or substantially all of the property or assets of the Company; or

(iii)  The authorization or creation of any shares of any class of any security convertible into shares of any class ranking prior to or on parity with the Series D Preferred Stock in the distribution of assets on any liquidation, dissolution or winding up of the Company or in the payment of dividends;

provided, however, that no such vote of the holders of Series D Preferred Stock shall be required if, at or prior to the time when such amendment, alteration or repeal is to take effect, or when the issuance of any such shares or convertible security is to be made, as the case may be, provision is made for the redemption of all shares of Series D Preferred Stock at the time outstanding in accordance with the terms hereof.

10

FURTHER RESOLVED, that the form, terms and provisions of the Statement of Designation Establishing the Series D Preferred Stock of Positron Corporation, in the form reviewed by the directors together with such changes therein as may be approved by the Chairman, President, or any Vice President executing and filing with the Secretary of State of the State of Texas such Designation, such approval to be conclusively evidenced by the execution thereof by such officer, be and the same hereby is in all respects approved and adopted, and the Chairman, President or any Vice President of this Company be, and each of them acting individually, is hereby authorized to execute and file with the Secretary of State of the State of Texas, in the name and on behalf of this Company, such Statement of Designation;

POSITRON CORPORATION

Dated: May 21, 2004	By: /s/ Gary H. Brooks
Gary H. Brooks
President

11

EXHIBIT D

STATEMENT OF DESIGNATION ESTABLISHING
SERIES E PREFERRED STOCK OF POSITRON CORPORATION

To the Secretary of State of the State of Texas:

Pursuant to the provisions of Article 2.13 of the Texas Business Corporation Act, the undersigned corporation submits the following statement for the purpose of establishing and designating a series of shares and determining and fixing the relative rights and preferences thereof:

A. The name of the corporation is Positron Corporation (the "Company").

B. The following resolution, establishing and designating a series of shares and determining and filing the relative rights and preferences thereof, was duly adopted by the Board of Directors of the Company as of February 28, 2005.

RESOLVED, that, pursuant to the authority vested in the Board of Directors of the Company by its Articles of Incorporation, as amended, there hereby is created, out of the 10,000,000 shares of preferred stock authorized in Article Four of its Articles of Incorporation, as amended, a series of 1,200,000 shares of Preferred Stock, par value $1.00 per share, designated Series E Preferred Stock of the Company (the "Series E Preferred Stock"); and the designation, amount and stated value of such series of Preferred Stock and the voting powers/preferences, and relative, participating, optional and other special rights of the shares of such Series, and the qualifications, limitations or restrictions thereon, are set forth as follows:

1.  Certain Definitions. Unless the context otherwise requires, the terms defined in this Section 1 shall have the meanings herein specified.

"Closing Price" of any Common Stock on any day shall mean the last reported sale price on such day in the case of The NASDAQ Stock Market, or, if the Common Stock is not quoted or admitted to trading on such quotation system, the closing sale price in the over-the-counter market on the day in question.

"Indebtedness" shall mean, (i) all obligations for borrowed money or with respect to deposits or advances of any kind, (ii) all obligations evidenced by bonds, debentures, notes or similar instruments, (iii) all obligations upon which interest charges are customarily paid, (iv) all obligations under conditional sale or other title retention agreements relating to property acquired by the Company, (v) all obligations in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (vi) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien on property owned or acquired by the Company, whether or not the Indebtedness secured thereby has been assumed, (vii) all guarantees of Indebtedness of others, (viii) all capital lease obligations, (ix) all obligations, contingent or otherwise, in respect of letters of credit and letters of guaranty and (x) all obligations, contingent or otherwise, in respect of bankers' acceptances.

"Operating Cash Flow" shall mean the sum of net income, depreciation, change in accruals and change in accounts payable, minus change in accounts receivable, minus change in inventories.

"Trading Day" shall mean a day on which securities traded on the national securities exchange or quotation system or in the over-the-counter market used to determine the closing price.

2.  Designation and Number of Shares. The designation of said series of preferred stock authorized by this resolution shall be "Series E Preferred Stock" (the "Series E Preferred Stock") which shall consist of a maximum of 1,200,000 shares of such Series E Preferred Stock, $1.00 par value per share, which shall have the preferences, rights, qualifications, limitations, and restrictions set forth below.

3.  Rank. All shares of the Series E Preferred Stock shall rank prior, both as to payment of dividends and as to distributions of assets upon liquidation or winding up of the Company, whether voluntary or involuntary, to all of the Company's now or hereafter issued common stock, par value $.01 per share (the "Common Stock"), and to all of the Company's hereafter issued capital stock ranking junior to the Series E Preferred Stock, other than the Company's Series A Preferred Stock, par value $1.00 per share (the "Series A Preferred Stock"), Series C Preferred Stock, par value $1.00 per share (the "Series C Preferred Stock"), and Series D Preferred Stock, par value $1.00 per share (the "Series D Preferred Stock") both as to payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, when and if issued (the Common Stock and any other capital stock, other than the Series A Preferred Stock, Series C Preferred Stock and Series D Preferred Stock being herein referred to as "Junior Stock"). The Series E Preferred Stock shall be junior both as to payment of dividends and as to distributions of assets upon liquidation or winding up of the Company, whether voluntary or involuntary, to the Series A Preferred Stock, Series C Preferred Stock and Series D Preferred Stock.

4.  Dividends.

(a)  The holders of shares of Series E Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors of the Company, cumulative dividends out of funds legally available therefor, at the annual rate of $0.06 per annum (the "Annual Dividend Rate"). Such dividends shall cumulate from the date issued and be paid when, as and if declared, annually on May 21st of each year commencing on May 21, 2006 (each of such dates being a "Series E Dividend Payment Date" and each period between such dates or the date of issue, if earlier, being a "Series E Dividend Period") to the shareholders of record of Series E Preferred Stock on the respective date, not exceeding 15 days preceding such Series E Dividend Payment Date, as shall be fixed for this purpose by the Board of Directors of the Company in advance of payment of each particular dividend. Dividend payments made with respect to shares of Series E Preferred Stock shall be made in cash; provided however, if the aggregate dividends payable on all outstanding series of preferred stock plus all interest and scheduled principal payable on Indebtedness for the Series E Dividend Period exceeds 50% of the Company's Operating Cash Flow for the twelve month period ending on December 31st of the prior year ("50% of cash flow"), at the Company's option, the dividends may be payable (i) in cash up to an aggregate amount equal to 50% of cash flow, and (ii) in fully paid and nonassessable shares of Common Stock for the balance of such dividend payment. For this purpose only the value of each share of Common Stock shall be the greater of (A) 60% of the market price of the Common Stock (calculated in accordance with Section 6(d)) and (B) $0.05 per share, and the issuance of such additional shares shall constitute full payment of such dividend. The amount determined under (A) and (B) is hereinafter referred to as the "Dividend Share Price." The amount of dividends payable for the initial dividend period and any period shorter than 1 year Series E Dividend Period shall be computed on the basis of a 360-day year of twelve 30-day months.

2

(b)  All dividends paid in shares of Common Stock pursuant to subparagraph (a) shall be paid pro rata to the holders entitled thereto. Notwithstanding Section 4(a)(ii) above, in lieu of issuing fractional shares of Common Stock in connection with payment of a dividend for a Series E Dividend Period, any portion of such dividend which would otherwise result in distribution of a fractional share of Common Stock shall be paid in cash in an amount equal to the product of such fraction and the Dividend Share Price. All shares of Common Stock which may be issued as a dividend with respect to the Series E Preferred Stock will thereupon be duly authorized, validly issued, fully paid and nonassessable.

(c)  Holders of Series E Preferred Stock will not be entitled to any dividends, whether payable in cash, property or stock, in excess of the full cumulative dividends. No interest or sum of money in lieu of interest shall be payable in respect of any accumulated unpaid dividends.

(d)  No dividends or other distributions shall be declared, paid or set apart for payment on shares of Junior Stock or any other capital stock of the Company ranking junior as to dividends to the Series E Preferred Stock (the Junior Stock and any such other class or series of the Company's capital stock, other than the Series A Preferred Stock, Series C Preferred Stock, and Series D Preferred Stock, being herein referred to as "Junior Dividend Stock"), unless full cumulative dividends have been, or contemporaneously are, paid or declared and set apart for such payment on the Series E Preferred Stock for all dividend payment periods ending on or before the payment date of such dividends on Junior Dividend Stock.

(e)  No payment on account of the purchase, redemption, retirement or other acquisition of shares of Junior Dividend Stock or any other class or series of the Company's capital stock ranking junior to the Series E Preferred Stock as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (the Junior Stock and any other class or series of the Company's capital stock ranking junior to the Series E Preferred Stock as to such distributions other than the Series A Preferred Stock, Series C Preferred Stock, and Series D Preferred Stock, being herein referred to as "Junior Liquidation Stock") shall be made for any period unless and until all accrued and unpaid dividends on the Series E Preferred Stock for all dividend payment periods ending on or before such payment for such Junior Dividend Stock or Junior Liquidation Stock (as hereinafter defined) shall have been paid or declared and set apart for payment.

(f)  No dividends or other distributions shall be declared, paid or set apart for payment on shares of any class or series of the Company's capital stock hereafter issued ranking, as to dividends, on a parity with the Series E Preferred Stock (any such class or series of the Company's capital stock being herein referred to as "Parity Dividend Stock") for any period unless full cumulative dividends have been, or contemporaneously are, paid or declared and set apart for such payment on the Series E Preferred Stock for all dividend payment periods ending on or before the payment date of such dividends on Parity Dividend Stock. No dividends may be paid on Parity Dividend Stock except on dates on which dividends are paid on the Series E Preferred Stock. All dividends paid or declared and set apart for payment on the Series E Preferred Stock and the Parity Dividend Stock shall be paid or declared and set apart for payment pro rata so that the amount of dividends paid or declared and set apart for payment per share on the Series E Preferred Stock and the Parity Dividend Stock on any date shall in all cases bear to each other the same ratio that accrued and unpaid dividends to the date of payment on the Series E Preferred Stock and the Parity Dividend Stock bear to each other.

3

(g)  No payment on account of the purchase, redemption, retirement or other acquisition of shares of Parity Dividend Stock or any class or series of the Company's capital stock ranking on a parity with the Series E Preferred Stock as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (any such class or series of the Company's capital stock being herein referred to as "Parity Liquidation Stock") shall be made, and, other than dividends to the extent permitted by the preceding paragraph, no distributions shall be declared, paid or set apart for payment on shares of Parity Dividend Stock or Parity Liquidation Stock, unless and until all accrued and unpaid dividends on the Series E Preferred Stock for all dividend payment periods ending on or before such payment for, or the payment date of such distributions on, such Parity Dividend Stock or Parity, Liquidation Stock shall have been paid or declared and set apart for payment; provided, however, that the restrictions set forth in this sentence shall not apply to the purchase or other acquisition of Parity Dividend Stock or Parity Liquidation Stock either (A) pursuant to any employee or director incentive or benefit plan or arrangement (including any employment, severance or consulting agreement) of the Company or any subsidiary of the Company hereafter adopted or (B) in exchange solely for Junior Stock.

(h)  Any reference to "distribution" contained in this Section 4 shall not be deemed to include any distribution made in connection with any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary.

5.  Liquidation Preference.

(a)  In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, before any payment or distribution of the assets of the Company shall be made to or set apart for the holders of Parity Liquidation Stock, the holders of Series A Preferred Stock then Series C Preferred Stock and then the Series D Preferred Stock shall be paid all amounts that such holders are entitled with respect to the liquidation and dissolution of the Company. In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, before any payments or distribution of the assets of the Company shall be made to or set apart for the holders of Junior Stock, the holders of the Series E Preferred Stock shall be entitled to receive in immediately available funds the sum of $1.00 per share, plus all dividends (whether or not authorized) accumulated and unpaid without interest thereon to the date of final distribution to such holders (the "Liquidation Preference"); but such holders shall not be entitled to any further payment. If, upon any liquidation, dissolution or winding up of the Company, the assets of the Company, or proceeds thereof, distributable among the holders of the Series E Preferred Stock shall be insufficient to pay in full the Liquidation Preference and liquidating payments on any other shares of any class or series of Parity Liquidation Stock, then such assets, or the proceeds thereof, shall be distributed among the holders of Series E Preferred Stock and any such other Parity Liquidation Stock ratably in accordance with the respective amounts that would be payable on such shares of Series E Preferred Stock and any such other shares of Parity Liquidation Stock if all amounts payable thereon were paid in full.

4

(b)  Subject to the rights of the holders of shares of Parity Liquidation Stock, after payment shall have been made in full to the holders of the Series E Preferred Stock, as provided in this Section 5, any other series or class or classes of Junior Stock shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series E Preferred Stock shall not be entitled to share therein.

(c)  For purposes of this Section 5, neither the voluntary sale, lease, conveyance, exchange, or transfer (for cash, shares of stock, securities, or other consideration) of all or substantially all of the property or assets of the Company, nor the consolidation or merger of the Company with or into one or more other corporations, shall be deemed to be a liquidation, dissolution, or winding up of the affairs of the Company, unless such voluntary sale, lease, conveyance, exchange, or transfer shall be in connection with a plan of liquidation, dissolution, or winding up of the affairs of the Company.

6.  Conversion.

(a)  Right of Conversion. After the initial issuance of the Series E Preferred Stock each share of Series E Preferred Stock shall be convertible at the option of the holder thereof, at any time prior to the close of business on the fifth business day prior to the date fixed for redemption of such shares as herein provided, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $1.00 by the conversion price, determined as hereinafter provided, in effect at the time of conversion for the Common Stock and then multiplying such quotient by each share of Series E Preferred Stock to be converted. For purposes of this resolution, the "Conversion Price" applicable per share of Common Stock shall initially be equal to $0.045454545 and shall be adjusted from time to time in accordance with the provisions of this Section 6.

(b)  Conversion Procedures. Any holder of shares of Series E Preferred Stock desiring to convert such shares into Common Stock shall surrender the certificate or certificates evidencing such shares of Series E Preferred Stock at the office of the transfer agent for the Series E Preferred Stock, which certificate or certificates, if the Company shall so require, shall be duly endorsed to the Company or in blank, or accompanied by proper instruments of transfer to the Company or in blank, accompanied by irrevocable written notice to the Company that the holder elects so to convert such shares of Series E Preferred Stock and specifying the name or names (with address or addresses) in which a certificate or certificates evidencing shares of Common Stock are to be issued.

5

Subject to Section 6(c) hereof, no payments or adjustments in respect of accumulated and unpaid dividends on shares of Series E Preferred Stock surrendered for conversion or on account of any dividend on the Common Stock issued upon conversion shall be made upon the conversion of any shares of Series E Preferred Stock; provided, however, that to the extent the Board of Directors of the Company have declared prior to the date of conversion payment of any accumulated and unpaid dividends on shares of Series E Preferred Stock a holder of Series E Preferred Stock shall retain the right to receive such declared dividends notwithstanding the conversion of any shares of Series E Preferred Stock.

The Company shall, as soon as practicable after such deposit of certificates evidencing share of Series E Preferred Stock accompanied by the written notice and compliance with any other conditions herein contained, deliver at such office of such transfer agent to the person for whose account such shares of Series E Preferred Stock were so surrendered, or to the nominee or nominees of such person, certificates evidencing the number of full shares of Common Stock to which such person shall be entitled as aforesaid, together with a cash adjustment in respect of any fraction of a share of Common Stock as provided in Section 6(d). Such conversion shall be deemed to have been made as of the date of such notice, compliance and surrender of the shares of Series E Preferred Stock to be converted, and the person or persons entitled to receive the Common Stock deliverable upon conversion of such Series E Preferred Stock shall be treated for all purposes as the record holder or holders of such Common Stock on such date.

(c)  Adjustment of Conversion Price. The conversion price at which a share of Series E Preferred Stock is convertible into Common Stock shall be subject to adjustment from time to time as follows:

(i)  Stock Dividends, Subdivisions, Reclassifications or Combinations. If this Corporation shall after the date of the filing of this Statement of Designation:

(1)  declare a dividend or make a distribution on its Common Stock in shares of its Common Stock,

(2)  subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or

(3)  combine or reclassify the outstanding Common Stock into a smaller number of shares,

the conversion price at which a share of Series E Preferred Stock is convertible into Common Stock in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of any shares of Series E Preferred Stock surrendered for conversion after such date shall be entitled to receive the number of shares of Common Stock that such holder would have owned or been entitled to receive had such shares been converted immediately prior to such date. Successive adjustments in the conversion price for the Series E Preferred Stock shall be made whenever any events specified above shall occur.

6

(ii)  Adjustment for Recapitalization, Reclassification or Substitution. If Common Stock issuable upon the conversion of shares of the outstanding Series E Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend otherwise provided for in this Section 6(c)), then and in such event each holder of shares of Preferred Stock shall have the right thereafter, upon conversion, to receive the kind and amount of stock and other securities and property receivable upon such reorganization or other change in an amount equal to the amount that such holder would have been entitled to had it immediately prior to such recapitalization, reclassification or other change converted such shares, but only to the extent such shares are actually converted, all subject to further adjustments provided herein. As a part of such recapitalization, reclassification or substitution, provision shall be made by the Company so that such holder shall thereafter be entitled to receive such stock, securities and property.

(iii)  Certificate of Adjustment. In any case of an adjustment or readjustment of the conversion price for the Series E Preferred Stock or the number of shares of Common Stock or other securities issuable upon conversion, the Company shall promptly compute such adjustment or readjustment in accordance with the provisions hereof and its chief financial officer shall prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to the holder at the holder's address as shown in the Company's books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based, including a statement of:

(1)  such adjustments and readjustments,

(2)  the conversion price for the Series E Preferred Stock then in effect, and

(3)  the type and amount, if any, of other property which at the time would be received upon conversion of such shares.

(d)  Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the outstanding Series E Preferred Stock. If more than one share of Series E Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Preferred Stock so surrendered. Any portion of the outstanding Series E Preferred Stock surrendered for conversion which would otherwise result in a fractional share of Common Stock shall be redeemed for cash in an amount equal to the product of such fraction multiplied the market price per share of Common Stock (as determined by the Board of Directors or in any manner prescribed by the Board of Directors, which, so long as the Common Stock is quoted on The NASDAQ Stock Market, shall be the closing price for such stock (or the average of the reported closing bid and asked prices, if no sales were reported that day) as quoted on such exchange or system on the date of determination, as reported in the Wall Street Journal, or so long as the Common Stock is traded on the over-the-counter market, shall be the closing sale price as reported by such system at the close of business on the day of conversion (or the average of the reported closing bid and asked prices, if no sales were reported that day)).

7

(e)  Reservation of Shares; Etc. The Company shall at all times reserve and keep available, free from preemptive rights out of its authorized and unissued stock, solely for the purpose of effecting the conversion of the Series E Preferred Stock, such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all shares of Series E Preferred Stock from time to time outstanding. If at any relevant time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all the then outstanding shares of Series E Preferred Stock, the Company will use its reasonable efforts to forthwith take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock for issuance on conversion of such Series E Preferred Stock to such number of shares as shall be sufficient for such purposes. In the event the Company does not have, after taking into account all shares reserved for outstanding warrants, options other securities convertible into Common Stock, sufficient authorized but unissued shares of Common Stock, to allow for conversion of some or all of its shares of Series E Preferred Stock, the holders of such shares of Series E Preferred Stock shall not be entitled to convert such shares to Common Stock until such time as the Company has sufficient authorized but unissued shares of Common Stock to allow for conversion.

(f)  Prior Notice of Certain Events. In case:

(i)  the Company shall (1) declare any dividend (or any other distribution) on its Common Stock, other than (A) a dividend payable in shares of Common Stock or (B) a dividend payable in cash out of its retained earnings other than any special or nonrecurring or other extraordinary dividend or (2) declare or authorize a redemption or repurchase of the then-outstanding shares of Common Stock; or

(ii)  the Company shall authorize the granting to all holders of Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or series or of any other rights, or warrants; or

(iii)  of any reclassification of Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value; or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company shall be required, or of the sale or transfer of all or substantially all of the assets of the Company or of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or other property; or

(iv)  of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be mailed to the holders of record of the Series E Preferred Stock, at their last addresses as they shall appear upon the stock transfer books of the Company, at least fifteen days prior to the later of the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record (if any) is to be taken for the purpose of such dividend, distribution, redemption, repurchase, rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice).

8

7.  Redemption.

(a)  Optional Redemption. The shares of Series E Preferred Stock may be redeemed at the option of the Company, to the extent it has funds legally available for such redemption, at any time, in whole or in part at a redemption price per share, payable in cash, equal to $1.00 plus an amount equal to all accumulated and unpaid cash dividends thereon to the date of such redemption (the "Redemption Price"), whether or not declared.

In the case of redemption of less than all of the then outstanding shares of Series E Preferred Stock, the Company shall effect such redemption pro rata. Notwithstanding the foregoing, the Company shall not redeem less than all of the shares of the Series E Preferred Stock at any time outstanding until all dividends accumulated and in arrears upon all shares of Series E Preferred Stock then outstanding for all dividend periods ending prior to the date of redemption been paid.

(b)  Redemption Procedure. With respect to any redemption of shares of Series E Preferred Stock provided for in this Section 7, a notice of redemption of shares of Series E Preferred Stock (the "Redemption Notice") shall be given by first-class mail, postage prepaid, mailed at least 30 calendar days prior to the specified redemption date to each holder of the shares of Series E Preferred Stock to be redeemed, at such holder's address as the same appears on the register of the Company for the Series E Preferred Stock. Each Redemption Notice shall state and include (i) the Redemption Date, (ii) a statement either (A) that all of the holder's shares of Series E Preferred Stock are being redeemed or (B) the number of such shares to be redeemed from the holder (which number will be calculated based on the holder's pro rata ownership percentage of then outstanding shares of Series E Preferred Stock), (iii) the Redemption Price per share, and (iv) the place or places where certificates for such shares are to be surrendered for payment of the Redemption Price.

(c)  Any Redemption Notice that is mailed as herein provided shall be conclusively presumed to have been duly given, whether or not the holder of the shares of Series E Preferred Stock receives such notice; and failure to give such notice by mail, or any defect in such notice, to the holders of any shares designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series E Preferred Stock.

(d)  On or after the Redemption Date as stated in the Redemption Notice, the holders of shares of Series E Preferred Stock which have been called for redemption shall surrender certificates representing such shares to the Company at its principal place of business or as otherwise stated in the Redemption Notice, and thereupon the redemption price of such shares shall be paid by the Company in the manner specified in the Redemption Notice to the person whose name appears on such certificate or certificates as the owner thereof. If less than all the shares represented by any such surrendered certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. In lieu of issuing any fractional interest in a share of Series E Preferred Stock that would otherwise be deliverable upon the redemption of less than all shares of Series E Preferred Stock, the Company shall pay to the holder of such share an amount in cash based upon $1.00 plus accumulated dividends.

9

(e)  Notice having been given as aforesaid, if, on the date fixed for redemption, funds necessary for the redemption shall be available therefor and shall have been deposited with a bank or trust company with irrevocable instructions and authority to pay the Redemption Price to the holders of the Series E Preferred Stock, then, notwithstanding that the certificates representing any shares so called for redemption shall not have been surrendered, dividends with respect to the shares so called shall cease to accumulate after the date fixed for redemption, such shares shall no longer be deemed outstanding, the holders thereof shall cease to be stockholders of the Company, and all rights whatsoever with respect to the shares so called for redemption (except the right of the holders to receive the Redemption Price without interest upon surrender of their certificates therefor) shall terminate. If funds legally available for such purpose are not sufficient for redemption of the Series E Preferred Stock which were to be redeemed, then Section 8 shall apply and the certificates representing shares not redeemed pursuant to Section 8 shall be deemed not to be surrendered, such shares shall remain outstanding, the right of the holder to receive payment of the Redemption Price for such shares shall terminate, and the right of holders of Series E Preferred Stock thereafter shall continue to be only those of a holder of shares of the Series E Preferred Stock.

8.  Partial Payments. Upon an optional redemption by the Company, if at any time the Company does not pay amounts sufficient to redeem all shares of Series E Preferred Stock, then such funds which are paid shall be applied to redeem such shares of Series E Preferred Stock pro rata.

9.  Shares to Be Retired. All shares of Series E Preferred Stock which shall have been issued and reacquired in any manner by the Company shall be restored to the status of authorized but unissued shares of preferred stock of the Company, without designation as to class or series.

10.  Voting Rights.

(a)  Subject to Section 10(b) below, the shares of Series E Preferred Stock shall not entitle the holder thereof to voting rights. The shares of Common Stock issuable upon conversion of the Series E Preferred Stock shall entitle the holder thereof to all voting rights provided to the Common Stock generally as a class under the Company's articles of incorporation or by law.

(b)  Notwithstanding the foregoing, so long as any shares of Series E Preferred Stock are outstanding, the affirmative vote of at least a majority of the votes entitled to be cast by the holders of the Series E Preferred Stock (each such share being entitled to one vote), voting separately as a class, at the time outstanding, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose shall be necessary for effecting or validating:

10

(i)  Any amendment, alteration or repeal of any of the provisions of the articles of incorporation or bylaws of the Company or this Statement of Designation that adversely affects the voting powers (as limited herein to those provided by Section 10(b)(i)-(iii)), rights or preferences of the holders of the Series E Preferred Stock; provided, however, that the amendment of the provisions of the articles of incorporation of the Company so as to authorize or create or to increase the authorized amount of any Parity Stock or any Junior Stock, (a) shall not be deemed to adversely affect the voting powers, rights or preferences of the holders of Series E Preferred Stock and (b) shall not in any case require a separate vote of the holders of Series E Preferred Stock; or

(ii)  A share exchange that affects the Series E Preferred Stock, a consolidation with or merger of the Corporation into another entity, or a consolidation with or merger of another entity into the Corporation, or the voluntary sale, lease, conveyance, exchange, or transfer (for cash, shares of stock, securities, or other consideration) of all or substantially all of the property or assets of the Company; or

(iii)  The authorization or creation of any shares of any class of any security convertible into shares of any class ranking prior to or on parity with the Series E Preferred Stock in the distribution of assets on any liquidation, dissolution or winding up of the Company or in the payment of dividends;

provided, however, that no such vote of the holders of Series E Preferred Stock shall be required if, at or prior to the time when such amendment, alteration or repeal is to take effect, or when the issuance of any such shares or convertible security is to be made, as the case may be, provision is made for the redemption of all shares of Series E Preferred Stock at the time outstanding in accordance with the terms hereof.

FURTHER RESOLVED, that the form, terms and provisions of the Statement of Designation Establishing the Series E Preferred Stock of Positron Corporation, in the form reviewed by the directors together with such changes therein as may be approved by the Chairman, President, or any Vice President executing and filing with the Secretary of State of the State of Texas such Designation, such approval to be conclusively evidenced by the execution thereof by such officer, be and the same hereby is in all respects approved and adopted, and the Chairman, President or any Vice President of this Company be, and each of them acting individually, is hereby authorized to execute and file with the Secretary of State of the State of Texas, in the name and on behalf of this Company, such Statement of Designation;

POSITRON CORPORATION

Dated: March 14, 2005	By: /s/ Gary H. Brooks
Gary H. Brooks
President

11

EXHIBIT E

STATEMENT OF DESIGNATION ESTABLISHING
SERIES F PREFERRED STOCK OF POSITRON CORPORATION

To the Secretary of State of the State of Texas:

Pursuant to the provisions of Article 2.13 of the Texas Business Corporation Act, the undersigned corporation submits the following statement for the purpose of establishing and designating a series of shares and determining and fixing the relative rights and preferences thereof:

A. The name of the corporation is Positron Corporation (the "Company").

B. The following resolution, establishing and designating a series of shares and determining and filing the relative rights and preferences thereof, was duly adopted by the Board of Directors of the Company as of July 16, 2005.

RESOLVED, that, pursuant to the authority vested in the Board of Directors of the Company by its Articles of Incorporation, as amended, there hereby is created, out of the 10,000,000 shares of preferred stock authorized in Article Four of its Articles of Incorporation, as amended, a series of 600,000 shares of Preferred Stock, par value $1.00 per share, designated Series F Preferred Stock of the Company (the "Series F Preferred Stock"); and the designation, amount and stated value of such series of Preferred Stock and the voting powers/preferences, and relative, participating, optional and other special rights of the shares of such Series, and the qualifications, limitations or restrictions thereon, are set forth as follows:

1.  Certain Definitions. Unless the context otherwise requires, the terms defined in this Section 1 shall have the meanings herein specified.

"Closing Price" of any Common Stock on any day shall mean the last reported sale price on such day in the case of The NASDAQ Stock Market, or, if the Common Stock is not quoted or admitted to trading on such quotation system, the closing sale price in the over-the-counter market on the day in question.

"Indebtedness" shall mean, (i) all obligations for borrowed money or with respect to deposits or advances of any kind, (ii) all obligations evidenced by bonds, debentures, notes or similar instruments, (iii) all obligations upon which interest charges are customarily paid, (iv) all obligations under conditional sale or other title retention agreements relating to property acquired by the Company, (v) all obligations in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (vi) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien on property owned or acquired by the Company, whether or not the Indebtedness secured thereby has been assumed, (vii) all guarantees of Indebtedness of others, (viii) all capital lease obligations, (ix) all obligations, contingent or otherwise, in respect of letters of credit and letters of guaranty and (x) all obligations, contingent or otherwise, in respect of bankers' acceptances.

"Operating Cash Flow" shall mean the sum of net income, depreciation, change in accruals and change in accounts payable, minus change in accounts receivable, minus change in inventories.

"Trading Day" shall mean a day on which securities traded on the national securities exchange or quotation system or in the over-the-counter market used to determine the closing price.

2.  Designation and Number of Shares. The designation of said series of preferred stock authorized by this resolution shall be "Series F Preferred Stock" (the "Series F Preferred Stock") which shall consist of a maximum of 600,000 shares of such Series F Preferred Stock, $1.00 par value per share, which shall have the preferences, rights, qualifications, limitations, and restrictions set forth below.

3.  Rank. All shares of the Series F Preferred Stock shall rank prior, both as to payment of dividends and as to distributions of assets upon liquidation or winding up of the Company, whether voluntary or involuntary, to all of the Company's now or hereafter issued common stock, par value $.01 per share (the "Common Stock"), and to all of the Company's hereafter issued capital stock ranking junior to the Series F Preferred Stock, other than the Company's Series A Preferred Stock, par value $1.00 per share (the "Series A Preferred Stock"), Series C Preferred Stock, par value $1.00 per share (the "Series C Preferred Stock"), Series D Preferred Stock, par value $1.00 per share (the "Series D Preferred Stock") and Series E Preferred Stock, par value $1.00 per share (the "Series E Preferred Stock") both as to payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, when and if issued (the Common Stock and any other capital stock, other than the Series A Preferred Stock, Series C Preferred Stock and Series D Preferred Stock and Series E Preferred Stock being herein referred to as "Junior Stock"). The Series E Preferred Stock shall be junior both as to payment of dividends and as to distributions of assets upon liquidation or winding up of the Company, whether voluntary or involuntary, to the Series A Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock.

4.  Dividends.

(a)  The holders of shares of Series F Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors of the Company, cumulative dividends out of funds legally available therefor, at the annual rate of $0.06 per annum (the "Annual Dividend Rate"). Such dividends shall cumulate from the date issued and be paid when, as and if declared, annually on May 21st of each year commencing on May 21, 2006 (each of such dates being a "Series F Dividend Payment Date" and each period between such dates or the date of issue, if earlier, being a "Series F Dividend Period") to the shareholders of record of Series F Preferred Stock on the respective date, not exceeding 15 days preceding such Series F Dividend Payment Date, as shall be fixed for this purpose by the Board of Directors of the Company in advance of payment of each particular dividend. Dividend payments made with respect to shares of Series F Preferred Stock shall be made in cash; provided however, if the aggregate dividends payable on all outstanding series of preferred stock plus all interest and scheduled principal payable on Indebtedness for the Series F Dividend Period exceeds 50% of the Company's Operating Cash Flow for the twelve month period ending on December 31st of the prior year ("50% of cash flow"), at the Company's option, the dividends may be payable (i) in cash up to an aggregate amount equal to 50% of cash flow, and (ii) in fully paid and nonassessable shares of Common Stock for the balance of such dividend payment. For this purpose only the value of each share of Common Stock shall be the greater of (A) 60% of the market price of the Common Stock (calculated in accordance with Section 6(d)) and (B) $0.05 per share, and the issuance of such additional shares shall constitute full payment of such dividend. The amount determined under (A) and (B) is hereinafter referred to as the "Dividend Share Price." The amount of dividends payable for the initial dividend period and any period shorter than 1 year Series F Dividend Period shall be computed on the basis of a 360-day year of twelve 30-day months.

2

(b)  All dividends paid in shares of Common Stock pursuant to subparagraph (a) shall be paid pro rata to the holders entitled thereto. Notwithstanding Section 4(a)(ii) above, in lieu of issuing fractional shares of Common Stock in connection with payment of a dividend for a Series E Dividend Period, any portion of such dividend which would otherwise result in distribution of a fractional share of Common Stock shall be paid in cash in an amount equal to the product of such fraction and the Dividend Share Price. All shares of Common Stock which may be issued as a dividend with respect to the Series F Preferred Stock will thereupon be duly authorized, validly issued, fully paid and nonassessable.

(c)  Holders of Series F Preferred Stock will not be entitled to any dividends, whether payable in cash, property or stock, in excess of the full cumulative dividends. No interest or sum of money in lieu of interest shall be payable in respect of any accumulated unpaid dividends.

(d)  No dividends or other distributions shall be declared, paid or set apart for payment on shares of Junior Stock or any other capital stock of the Company ranking junior as to dividends to the Series F Preferred Stock (the Junior Stock and any such other class or series of the Company's capital stock, other than the Series A Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, being herein referred to as "Junior Dividend Stock"), unless full cumulative dividends have been, or contemporaneously are, paid or declared and set apart for such payment on the Series F Preferred Stock for all dividend payment periods ending on or before the payment date of such dividends on Junior Dividend Stock.

(e)  No payment on account of the purchase, redemption, retirement or other acquisition of shares of Junior Dividend Stock or any other class or series of the Company's capital stock ranking junior to the Series F Preferred Stock as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (the Junior Stock and any other class or series of the Company's capital stock ranking junior to the Series F Preferred Stock as to such distributions other than the Series A Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, being herein referred to as "Junior Liquidation Stock") shall be made for any period unless and until all accrued and unpaid dividends on the Series F Preferred Stock for all dividend payment periods ending on or before such payment for such Junior Dividend Stock or Junior Liquidation Stock (as hereinafter defined) shall have been paid or declared and set apart for payment.

(f)  No dividends or other distributions shall be declared, paid or set apart for payment on shares of any class or series of the Company's capital stock hereafter issued ranking, as to dividends, on a parity with the Series F Preferred Stock (any such class or series of the Company's capital stock being herein referred to as "Parity Dividend Stock") for any period unless full cumulative dividends have been, or contemporaneously are, paid or declared and set apart for such payment on the Series F Preferred Stock for all dividend payment periods ending on or before the payment date of such dividends on Parity Dividend Stock. No dividends may be paid on Parity Dividend Stock except on dates on which dividends are paid on the Series F Preferred Stock. All dividends paid or declared and set apart for payment on the Series F Preferred Stock and the Parity Dividend Stock shall be paid or declared and set apart for payment pro rata so that the amount of dividends paid or declared and set apart for payment per share on the Series F Preferred Stock and the Parity Dividend Stock on any date shall in all cases bear to each other the same ratio that accrued and unpaid dividends to the date of payment on the Series E Preferred Stock and the Parity Dividend Stock bear to each other.

3

(g)  No payment on account of the purchase, redemption, retirement or other acquisition of shares of Parity Dividend Stock or any class or series of the Company's capital stock ranking on a parity with the Series F Preferred Stock as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (any such class or series of the Company's capital stock being herein referred to as "Parity Liquidation Stock") shall be made, and, other than dividends to the extent permitted by the preceding paragraph, no distributions shall be declared, paid or set apart for payment on shares of Parity Dividend Stock or Parity Liquidation Stock, unless and until all accrued and unpaid dividends on the Series E Preferred Stock for all dividend payment periods ending on or before such payment for, or the payment date of such distributions on, such Parity Dividend Stock or Parity, Liquidation Stock shall have been paid or declared and set apart for payment; provided, however, that the restrictions set forth in this sentence shall not apply to the purchase or other acquisition of Parity Dividend Stock or Parity Liquidation Stock either (A) pursuant to any employee or director incentive or benefit plan or arrangement (including any employment, severance or consulting agreement) of the Company or any subsidiary of the Company hereafter adopted or (B) in exchange solely for Junior Stock.

(h)  Any reference to "distribution" contained in this Section 4 shall not be deemed to include any distribution made in connection with any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary.

5.  Liquidation Preference.

(a)  In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, before any payment or distribution of the assets of the Company shall be made to or set apart for the holders of Parity Liquidation Stock, the holders of Series A Preferred Stock then Series C Preferred Stock then the Series D Preferred Stock and then the Series E Preferred Stock shall be paid all amounts that such holders are entitled with respect to the liquidation and dissolution of the Company. In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, before any payments or distribution of the assets of the Company shall be made to or set apart for the holders of Junior Stock, the holders of the Series F Preferred Stock shall be entitled to receive in immediately available funds the sum of $1.00 per share, plus all dividends (whether or not authorized) accumulated and unpaid without interest thereon to the date of final distribution to such holders (the "Liquidation Preference"); but such holders shall not be entitled to any further payment. If, upon any liquidation, dissolution or winding up of the Company, the assets of the Company, or proceeds thereof, distributable among the holders of the Series F Preferred Stock shall be insufficient to pay in full the Liquidation Preference and liquidating payments on any other shares of any class or series of Parity Liquidation Stock, then such assets, or the proceeds thereof, shall be distributed among the holders of Series F Preferred Stock and any such other Parity Liquidation Stock ratably in accordance with the respective amounts that would be payable on such shares of Series F Preferred Stock and any such other shares of Parity Liquidation Stock if all amounts payable thereon were paid in full.

4

(b)  Subject to the rights of the holders of shares of Parity Liquidation Stock, after payment shall have been made in full to the holders of the Series F Preferred Stock, as provided in this Section 5, any other series or class or classes of Junior Stock shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series F Preferred Stock shall not be entitled to share therein.

(c)  For purposes of this Section 5, neither the voluntary sale, lease, conveyance, exchange, or transfer (for cash, shares of stock, securities, or other consideration) of all or substantially all of the property or assets of the Company, nor the consolidation or merger of the Company with or into one or more other corporations, shall be deemed to be a liquidation, dissolution, or winding up of the affairs of the Company, unless such voluntary sale, lease, conveyance, exchange, or transfer shall be in connection with a plan of liquidation, dissolution, or winding up of the affairs of the Company.

6.  Conversion.

(a)  Right of Conversion. After the initial issuance of the Series F Preferred Stock each share of Series F Preferred Stock shall be convertible at the option of the holder thereof, at any time prior to the close of business on the fifth business day prior to the date fixed for redemption of such shares as herein provided, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $1.00 by the conversion price, determined as hereinafter provided, in effect at the time of conversion for the Common Stock and then multiplying such quotient by each share of Series F Preferred Stock to be converted. For purposes of this resolution, the "Conversion Price" applicable per share of Common Stock shall initially be equal to $0.02 and shall be adjusted from time to time in accordance with the provisions of this Section 6.

(b)  Conversion Procedures. Any holder of shares of Series F Preferred Stock desiring to convert such shares into Common Stock shall surrender the certificate or certificates evidencing such shares of Series F Preferred Stock at the office of the transfer agent for the Series F Preferred Stock, which certificate or certificates, if the Company shall so require, shall be duly endorsed to the Company or in blank, or accompanied by proper instruments of transfer to the Company or in blank, accompanied by irrevocable written notice to the Company that the holder elects so to convert such shares of Series F Preferred Stock and specifying the name or names (with address or addresses) in which a certificate or certificates evidencing shares of Common Stock are to be issued.

5

Subject to Section 6(c) hereof, no payments or adjustments in respect of accumulated and unpaid dividends on shares of Series F Preferred Stock surrendered for conversion or on account of any dividend on the Common Stock issued upon conversion shall be made upon the conversion of any shares of Series F Preferred Stock; provided, however, that to the extent the Board of Directors of the Company have declared prior to the date of conversion payment of any accumulated and unpaid dividends on shares of Series F Preferred Stock a holder of Series F Preferred Stock shall retain the right to receive such declared dividends notwithstanding the conversion of any shares of Series F Preferred Stock.

The Company shall, as soon as practicable after such deposit of certificates evidencing share of Series F Preferred Stock accompanied by the written notice and compliance with any other conditions herein contained, deliver at such office of such transfer agent to the person for whose account such shares of Series F Preferred Stock were so surrendered, or to the nominee or nominees of such person, certificates evidencing the number of full shares of Common Stock to which such person shall be entitled as aforesaid, together with a cash adjustment in respect of any fraction of a share of Common Stock as provided in Section 6(d). Such conversion shall be deemed to have been made as of the date of such notice, compliance and surrender of the shares of Series F Preferred Stock to be converted, and the person or persons entitled to receive the Common Stock deliverable upon conversion of such Series F Preferred Stock shall be treated for all purposes as the record holder or holders of such Common Stock on such date.

(c)  Adjustment of Conversion Price. The conversion price at which a share of Series F Preferred Stock is convertible into Common Stock shall be subject to adjustment from time to time as follows:

(i)  Stock Dividends, Subdivisions, Reclassifications or Combinations. If this Corporation shall after the date of the filing of this Statement of Designation:

(1)  declare a dividend or make a distribution on its Common Stock in shares of its Common Stock,

(2)  subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or

(3)  combine or reclassify the outstanding Common Stock into a smaller number of shares,

the conversion price at which a share of Series F Preferred Stock is convertible into Common Stock in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of any shares of Series F Preferred Stock surrendered for conversion after such date shall be entitled to receive the number of shares of Common Stock that such holder would have owned or been entitled to receive had such shares been converted immediately prior to such date. Successive adjustments in the conversion price for the Series F Preferred Stock shall be made whenever any events specified above shall occur.

6

(ii)  Adjustment for Recapitalization, Reclassification or Substitution. If Common Stock issuable upon the conversion of shares of the outstanding Series F Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend otherwise provided for in this Section 6(c)), then and in such event each holder of shares of Preferred Stock shall have the right thereafter, upon conversion, to receive the kind and amount of stock and other securities and property receivable upon such reorganization or other change in an amount equal to the amount that such holder would have been entitled to had it immediately prior to such recapitalization, reclassification or other change converted such shares, but only to the extent such shares are actually converted, all subject to further adjustments provided herein. As a part of such recapitalization, reclassification or substitution, provision shall be made by the Company so that such holder shall thereafter be entitled to receive such stock, securities and property.

(iii)  Certificate of Adjustment. In any case of an adjustment or readjustment of the conversion price for the Series F Preferred Stock or the number of shares of Common Stock or other securities issuable upon conversion, the Company shall promptly compute such adjustment or readjustment in accordance with the provisions hereof and its chief financial officer shall prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to the holder at the holder's address as shown in the Company's books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based, including a statement of:

(1)  such adjustments and readjustments,

(2)  the conversion price for the Series F Preferred Stock then in effect, and

(3)  the type and amount, if any, of other property which at the time would be received upon conversion of such shares.

(d)  Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the outstanding Series F Preferred Stock. If more than one share of Series F Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Preferred Stock so surrendered. Any portion of the outstanding Series F Preferred Stock surrendered for conversion which would otherwise result in a fractional share of Common Stock shall be redeemed for cash in an amount equal to the product of such fraction multiplied the market price per share of Common Stock (as determined by the Board of Directors or in any manner prescribed by the Board of Directors, which, so long as the Common Stock is quoted on The NASDAQ Stock Market, shall be the closing price for such stock (or the average of the reported closing bid and asked prices, if no sales were reported that day) as quoted on such exchange or system on the date of determination, as reported in the Wall Street Journal, or so long as the Common Stock is traded on the over-the-counter market, shall be the closing sale price as reported by such system at the close of business on the day of conversion (or the average of the reported closing bid and asked prices, if no sales were reported that day)).

7

(e)  Reservation of Shares; Etc. The Company shall at all times reserve and keep available, free from preemptive rights out of its authorized and unissued stock, solely for the purpose of effecting the conversion of the Series F Preferred Stock, such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all shares of Series F Preferred Stock from time to time outstanding. If at any relevant time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all the then outstanding shares of Series F Preferred Stock, the Company will use its reasonable efforts to forthwith take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock for issuance on conversion of such Series F Preferred Stock to such number of shares as shall be sufficient for such purposes. In the event the Company does not have, after taking into account all shares reserved for outstanding warrants, options other securities convertible into Common Stock, sufficient authorized but unissued shares of Common Stock, to allow for conversion of some or all of its shares of Series F Preferred Stock, the holders of such shares of Series F Preferred Stock shall not be entitled to convert such shares to Common Stock until such time as the Company has sufficient authorized but unissued shares of Common Stock to allow for conversion.

(f)  Prior Notice of Certain Events. In case:

(i)  the Company shall (1) declare any dividend (or any other distribution) on its Common Stock, other than (A) a dividend payable in shares of Common Stock or (B) a dividend payable in cash out of its retained earnings other than any special or nonrecurring or other extraordinary dividend or (2) declare or authorize a redemption or repurchase of the then-outstanding shares of Common Stock; or

(ii)  the Company shall authorize the granting to all holders of Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or series or of any other rights, or warrants; or

(iii)  of any reclassification of Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value; or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company shall be required, or of the sale or transfer of all or substantially all of the assets of the Company or of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or other property; or

(iv)  of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be mailed to the holders of record of the Series F Preferred Stock, at their last addresses as they shall appear upon the stock transfer books of the Company, at least fifteen days prior to the later of the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record (if any) is to be taken for the purpose of such dividend, distribution, redemption, repurchase, rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice).

8

7.  Redemption.

(a)  Optional Redemption. The shares of Series F Preferred Stock may be redeemed at the option of the Company, to the extent it has funds legally available for such redemption, at any time, in whole or in part at a redemption price per share, payable in cash, equal to $1.00 plus an amount equal to all accumulated and unpaid cash dividends thereon to the date of such redemption (the "Redemption Price"), whether or not declared.

In the case of redemption of less than all of the then outstanding shares of Series F Preferred Stock, the Company shall effect such redemption pro rata. Notwithstanding the foregoing, the Company shall not redeem less than all of the shares of the Series F Preferred Stock at any time outstanding until all dividends accumulated and in arrears upon all shares of Series F Preferred Stock then outstanding for all dividend periods ending prior to the date of redemption been paid.

(b)  Redemption Procedure. With respect to any redemption of shares of Series F Preferred Stock provided for in this Section 7, a notice of redemption of shares of Series F Preferred Stock (the "Redemption Notice") shall be given by first-class mail, postage prepaid, mailed at least 30 calendar days prior to the specified redemption date to each holder of the shares of Series F Preferred Stock to be redeemed, at such holder's address as the same appears on the register of the Company for the Series F Preferred Stock. Each Redemption Notice shall state and include (i) the Redemption Date, (ii) a statement either (A) that all of the holder's shares of Series E Preferred Stock are being redeemed or (B) the number of such shares to be redeemed from the holder (which number will be calculated based on the holder's pro rata ownership percentage of then outstanding shares of Series F Preferred Stock), (iii) the Redemption Price per share, and (iv) the place or places where certificates for such shares are to be surrendered for payment of the Redemption Price.

(c)  Any Redemption Notice that is mailed as herein provided shall be conclusively presumed to have been duly given, whether or not the holder of the shares of Series E Preferred Stock receives such notice; and failure to give such notice by mail, or any defect in such notice, to the holders of any shares designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series F Preferred Stock.

(d)  On or after the Redemption Date as stated in the Redemption Notice, the holders of shares of Series F Preferred Stock which have been called for redemption shall surrender certificates representing such shares to the Company at its principal place of business or as otherwise stated in the Redemption Notice, and thereupon the redemption price of such shares shall be paid by the Company in the manner specified in the Redemption Notice to the person whose name appears on such certificate or certificates as the owner thereof. If less than all the shares represented by any such surrendered certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. In lieu of issuing any fractional interest in a share of Series F Preferred Stock that would otherwise be deliverable upon the redemption of less than all shares of Series F Preferred Stock, the Company shall pay to the holder of such share an amount in cash based upon $1.00 plus accumulated dividends.

9

(e)  Notice having been given as aforesaid, if, on the date fixed for redemption, funds necessary for the redemption shall be available therefor and shall have been deposited with a bank or trust company with irrevocable instructions and authority to pay the Redemption Price to the holders of the Series F Preferred Stock, then, notwithstanding that the certificates representing any shares so called for redemption shall not have been surrendered, dividends with respect to the shares so called shall cease to accumulate after the date fixed for redemption, such shares shall no longer be deemed outstanding, the holders thereof shall cease to be stockholders of the Company, and all rights whatsoever with respect to the shares so called for redemption (except the right of the holders to receive the Redemption Price without interest upon surrender of their certificates therefor) shall terminate. If funds legally available for such purpose are not sufficient for redemption of the Series F Preferred Stock which were to be redeemed, then Section 8 shall apply and the certificates representing shares not redeemed pursuant to Section 8 shall be deemed not to be surrendered, such shares shall remain outstanding, the right of the holder to receive payment of the Redemption Price for such shares shall terminate, and the right of holders of Series F Preferred Stock thereafter shall continue to be only those of a holder of shares of the Series F Preferred Stock.

8.  Partial Payments. Upon an optional redemption by the Company, if at any time the Company does not pay amounts sufficient to redeem all shares of Series F Preferred Stock, then such funds which are paid shall be applied to redeem such shares of Series F Preferred Stock pro rata.

9.  Shares to Be Retired. All shares of Series F Preferred Stock which shall have been issued and reacquired in any manner by the Company shall be restored to the status of authorized but unissued shares of preferred stock of the Company, without designation as to class or series.

10.  Voting Rights.

(a)  Subject to Section 10(b) below, the shares of Series F Preferred Stock shall not entitle the holder thereof to voting rights. The shares of Common Stock issuable upon conversion of the Series F Preferred Stock shall entitle the holder thereof to all voting rights provided to the Common Stock generally as a class under the Company's articles of incorporation or by law.

(b)  Notwithstanding the foregoing, so long as any shares of Series F Preferred Stock are outstanding, the affirmative vote of at least a majority of the votes entitled to be cast by the holders of the Series F Preferred Stock (each such share being entitled to one vote), voting separately as a class, at the time outstanding, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose shall be necessary for effecting or validating:

10

(i)  Any amendment, alteration or repeal of any of the provisions of the articles of incorporation or bylaws of the Company or this Statement of Designation that adversely affects the voting powers (as limited herein to those provided by Section 10(b)(i)-(iii)), rights or preferences of the holders of the Series F Preferred Stock; provided, however, that the amendment of the provisions of the articles of incorporation of the Company so as to authorize or create or to increase the authorized amount of any Parity Stock or any Junior Stock, (a) shall not be deemed to adversely affect the voting powers, rights or preferences of the holders of Series F Preferred Stock and (b) shall not in any case require a separate vote of the holders of Series F Preferred Stock; or

(ii)  A share exchange that affects the Series F Preferred Stock, a consolidation with or merger of the Corporation into another entity, or a consolidation with or merger of another entity into the Corporation, or the voluntary sale, lease, conveyance, exchange, or transfer (for cash, shares of stock, securities, or other consideration) of all or substantially all of the property or assets of the Company; or

(iii)  The authorization or creation of any shares of any class of any security convertible into shares of any class ranking prior to or on parity with the Series F Preferred Stock in the distribution of assets on any liquidation, dissolution or winding up of the Company or in the payment of dividends;

provided, however, that no such vote of the holders of Series F Preferred Stock shall be required if, at or prior to the time when such amendment, alteration or repeal is to take effect, or when the issuance of any such shares or convertible security is to be made, as the case may be, provision is made for the redemption of all shares of Series F Preferred Stock at the time outstanding in accordance with the terms hereof.

FURTHER RESOLVED, that the form, terms and provisions of the Statement of Designation Establishing the Series F Preferred Stock of Positron Corporation, in the form reviewed by the directors together with such changes therein as may be approved by the Chairman, President, or any Vice President executing and filing with the Secretary of State of the State of Texas such Designation, such approval to be conclusively evidenced by the execution thereof by such officer, be and the same hereby is in all respects approved and adopted, and the Chairman, President or any Vice President of this Company be, and each of them acting individually, is hereby authorized to execute and file with the Secretary of State of the State of Texas, in the name and on behalf of this Company, such Statement of Designation;

POSITRON CORPORATION

Dated: November __, 2005	By: /s/ Patrick G. Rooney
Patrick G. Rooney
Chairman of the Board

11